Mentor Funds


                             ----------------------
                               Semi-Annual Report
                             ----------------------
                                 March 31, 1998









                         [MENTOR INVESTMENT GROUP LOGO]

Mentor Funds
Semi-Annual Report
Table of Contents
March 31, 1998
--------------------------------------------------------------------------------




                                                                     Page
                                                              ------------------

  Message from the Chairman and President ..................   1
  Growth Portfolio .........................................   3
  Perpetual Global Portfolio ...............................  13
  Capital Growth Portfolio .................................  26
  Strategy Portfolio .......................................  33
  Income and Growth Portfolio ..............................  41
  Municipal Income Portfolio ...............................  51
  Quality Income & Short-Duration Income Portfolios ........  61
  Notes to Financial Statements ............................  77
  Shareholder Information ..................................  Inside back cover

Mentor Funds
Message from the Chairman and President
March 31, 1998
--------------------------------------------------------------------------------

To Our Shareholders:


It is our privilege to provide you with the Semi-Annual Report for the six months ended March 31, 1998 for Mentor Funds.


During the period covered by this report, the bulls continued to charge on.


The strong gains registered by the leading domestic stock averages over this time may be considered close to astonishing. The S&P 500 gained 17.2% during the six months.* In the first three months of 1998 the S&P 500 gained almost 14%, climbing 5% in the final month of the quarter alone. It was the Index's thirteenth consecutive quarterly gain. Equally remarkable, the 1990s have witnessed the strongest bull market since the exponential advance of the 1920s.



In the commentaries that follow, the management teams present their perspectives on the markets and their strategies for investing your assets. Performance information for each Portfolio, relative to the appropriate index, is also included in the reports.



                            Mentor Investment Group**
[GRAPH OMITTED]
                            Seven Investment Styles




 *The Standard & Poor's (S&P) 500 Index, a proxy for the performance of larger capitalization companies, is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. You cannot invest in the S&P 500.
** Mentor Investment Advisors, LLC/dba Mentor Investment Group, LLC

Mentor Funds
Message from the Chairman and President
March 31, 1998 (continued)
--------------------------------------------------------------------------------

The Mentor fund family is sponsored by Mentor Investment Group, where we provide diversified investment services to corporations, foundations, endowments, municipalities, public funds, and individual investors. We offer a wide variety of investment styles through mutual funds, variable annuities, and separately-invested portfolios.


Please review the information carefully. Should you have questions, please contact your consultant or call us directly at (800)382-0016.


We welcome your communications. Thank you for your investment in Mentor Funds.


Sincerely,




/s/Daniel J. Ludeman                              /s/ Paul F. Costello
--------------------                              --------------------
Daniel J. Ludeman                                 Paul F. Costello
Chairman                                          President




[MENTOR INVESTMENT GROUP LOGO]




                              The Mentor Mission

  To provide professional investment management services through a firm that is second to none in the quality of its investment process, the skill and training of its professionals, and the commitment, shared by all its associates, to deliver the highest level of service and ethical behavior to clients.

For  more  information  and  a  prospectus  for  the  funds,   please  call  us,
(800)382-0016, or contact your consultant. The prospectus contains complete information about fees, sales charges, and expenses. Please read it carefully before investing or sending money.

Mentor Growth Portfolio
Managers' Commentary: The Small/Mid-Capitalization Management Team
March 31, 1998
--------------------------------------------------------------------------------

Performance*
Mentor Growth Portfolio performance for the six-month period ended March 31, 1998 was modestly better than other small-capitalization growth stocks, as represented by the Russell 2000 Index, but lagged behind that of larger-capitalization companies.





                              October, 1997 - March, 1998

  Mentor Growth Portfolio
  (A share)                               6.42%
  Russell 2000                            6.37%


The financial results of the companies held by the Portfolio continued to be excellent during the period - both absolutely and relative to most other companies. Despite these very strong absolute and relative financial results, a sizable difference between small-and large-cap. growth company performance continues.





                              October, 1997 - March, 1998

  Mentor Growth Portfolio
  (A share)                               6.42%
  S&P 500**                              17.22%


The report that follows looks at issues that may account for recent small-cap. underperformance.



Investor perception
We are the first to admit that small companies are inherently riskier than larger ones because they are characterized by newer product lines, generally less-seasoned management, and fewer shares of outstanding stock. Small companies on average, however, grow their earnings at much higher rates than larger companies. The market is currently assigning comparable price/earnings multiples to large-cap. stocks and small-cap. stocks despite the higher earnings growth rates for small-cap. companies. Even on a risk-adjusted basis, similar valuations seem to us very hard to justify.

The companies in our Portfolio have compounded their earnings over the past year at better than 40%. The 1998 outlook for our companies, according to I/B/E/S estimates, continues to be for earnings growth in excess of 40%, with a three-year estimated earnings growth rate of more than 26%.*** For this, on average, our companies have been accorded a P/E ratio of 25x estimated 1998 earnings, or a 40% discount to their expected growth rate. The S&P 500**, a proxy for larger- capitalization companies, grew its earnings at 9.3% in 1997, is expected to grow its earnings at 6.8% in the coming year, and at 6% over the next three years. Despite this lower earnings-growth rate, the S&P 500 currently sells at an average P/E of 25x estimated 1998 earnings, a 360% premium to its 1998 expected growth rate.



The effect of Asian collapse
In the fall of 1997, many investors, alarmed by what they had heard of the growing problems in Asian economies, began to concentrate their investments in larger companies, perceiving them to be safer than smaller ones. Small-cap.
growth funds, which ordinarily have sizable portions of their portfolios concentrated in high-tech companies, suffered during the final quarter of 1997. Anticipating the potential for negative investor psychology in response to trauma in the Far East, we reduced our weighting in technology from 25% at mid-year to 14% in late December. We offset this



     * See notes to Performance Comparison, page 4.
    ** The Standard & Poor's Index (S&P 500), a proxy for the performance of larger capitalization companies, is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. You cannot invest in the S&P 500.
   *** I/B/E/S is the Institutional Broker's Estimate System.

Mentor Growth Portfolio
Managers' Commentary: The Small/Mid-Capitalization Management Team
March 31, 1998
--------------------------------------------------------------------------------

reduction with an increase in our weighting of specialty retailing, healthcare, and miscellaneous growth companies. As it turned out, many of these companies, especially the specialty retailers, actually found their costs benefiting from the turmoil as import prices fell. Late in the first quarter we selectively increased our technology exposure, anticipating that the bottom for many of these companies may have been reached.



Limited analytical coverage
Small-cap. growth companies are generally sparsely followed by Wall Street analysts, a fact that we view as a major positive. Many of these smaller companies will become the Intels, Microsofts, and Home Depots of the future. At this point in their corporate lives, as relatively undiscovered companies, high growth can be bought at a major discount in P/E terms. As these companies grow, become better known and better followed, we believe that in many cases they will attract a greater analytical following and be accorded better valuations.



Our conclusion
Certainly, young companies growing at 40% to 50% or more, should be valued differently than larger seasoned growth companies. While risks will always be associated with owning small-cap. growth companies, past records of earnings successes for the companies in our Portfolio, combined with the comparatively full valuations of many larger-capitalization companies, argue that the present may be a particularly opportune time to own a small/mid-capitalization growth portfolio like ours.+


+ While the managers will endeavor to invest the Portfolio in accordance with their proprietary process, there is no guarantee of investment success.

                            Performance Comparison

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class A and the Russell 2000.-

[GRAPH]

         Class A       Russell 2,000
         -------       -------------
6/5/95     9,425           10,000
6/30/95    9,859           10,518
9/30/95   11,251           11,557
9/30/96   14,640           13,076
9/30/97   18,418           17,416
3/31/98   19,601           18,525

                      Average Annual Returns as of 3/31/98
                            Including Sales Charges

                       1-Year                Since Inception+++
Class A                41.66%                     26.92%



Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.


  - The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.
 ++ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor Growth Portfolio Class A Shares from the date of issuance on 6/5/95 through 3/31/98.

Mentor Growth Portfolio
March 31, 1998
--------------------------------------------------------------------------------


                            Performance Comparison



Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class B Shares and the Russell 2000.~

[GRAPH]

                  Class B                      Russell 2000-
                  -------                      -------------

9/30/87           10,000                        10,000.00
12/31/87           7,475                         7,093.97
12/31/88           8,737                         8,859.93
12/31/89          10,252                        10,835.34
12/31/90           9,096                         8,289.97
12/31/91          13,667                        12,107.64
12/31/92          15,796                        14,336.85
12/31/93          18,260                        17,047.50
12/31/94          17,443                        16,736.97
9/30/95           23,042                        21,041.03
9/30/96           29,535                        23,804.37
9/30/97           36,817                        31,705.64
3/31/98           39,015                        33,725.00


                      Average Annual Returns as of 3/31/98
                            Including Sales Charges

                    1-Year            5-Year            10-Year
                    ------            ------            -------
Class B             45.00%            18.83%            16.63%






Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.


~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

+ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The ending value of the Class B Shares reflects a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

Mentor Growth Portfolio
March 31, 1998
--------------------------------------------------------------------------------

                            Performance Comparison

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class Y and the Russell 2000.~

[GRAPH]



                              Class Y            Russell 2,000
                              -------            -------------
11/19/97                       10,000               10,000
11/30/97                       10,000                9,935
12/31/97                       10,021               10,109
 1/31/97                        9,811                9,949
 2/28/97                       10,628               10,685
 3/31/97                       11,314               11,126


                           Total Returns as of 3/31/98

                             1-Year                  Since Inception++
                             ------                  -----------------
Class Y                       n/a                        13.14%



Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.


 ~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.
 + Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
++ Reflects operations of Mentor Growth Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/98.

Mentor Growth Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------





                                     Shares               Market Value

Common Stocks - 91.08%
Capital Goods &
 Construction - 3.23%
Brookdale Living Communities         2,088                 $5,272,200
Denali, Inc.                       148,200                  2,672,400
PRI Automation, Inc. *              97,950                  2,565,066
Superior Services, Inc. *          141,000                  4,397,438
Waste Industries, Inc. *            95,750                  1,885,078
World Access, Inc.                 141,100                  4,585,750
                                                           ----------
                                                           21,377,932
                                                           ----------
Consumer Cyclical - 12.98%
A.C. Morre Arts & Crafts, Inc.     196,150                  3,775,888
Cadmus Communications
   Corporation                     193,250                  4,589,688
Chancellor Media
   Corporation*                    197,200                  9,046,550
Clear Channel Communications        50,650                  4,963,700
Dollar General Corporation         236,744                  9,159,024
Dollar Tree Stores, Inc. *         113,200                  6,013,750
Family Dollar Stores               174,450                  6,629,100
Heftel Broadcasting
   Corporation-Class A *            88,700                  3,969,325
Keystone Automotive
   Industries, Inc. *              272,500                  6,505,938
Media Arts Group, Inc.             228,200                  4,506,950
Optek Technology, Inc.              58,300                  1,493,938
Pillowtex Corporation              100,050                  4,846,172
Rental Service Corporation *       209,850                  4,879,013
Servico, Inc. *                    188,650                  3,985,231
Stage Stores, Inc. *                92,100                  4,754,663
Suburban Lodges of America *       195,150                  3,098,006
Travel Services
   International, Inc.             113,700                  3,780,525
                                                           ----------
                                                           85,997,461
                                                           ----------
Consumer Staples - 3.62%
Rexall Sundown, Inc. *             190,500                  6,488,906
Richfood Holdings, Inc.            274,725                  8,791,200
US Foodservice                     127,400                  4,689,913
Whole Foods Market, Inc. *          57,250                  3,993,188
                                                           ----------
                                                           23,963,207
                                                           ----------
 Energy - 6.84%
American Oilfield
   Divers, Inc. *                  239,500                  3,457,781
Basin Exploration, Inc.            166,200                  3,427,875
BJ Services Company *              131,700                  4,798,819
Coach USA, Inc. *                  121,250                  5,274,375
Core Laboratories, Inc. *          442,700                 10,790,813
Global Industries, Ltd. *          228,350                  4,652,631



                                   Shares                Market Value

Common Stocks (continued)
Energy (continued)
Precision Drilling
   Corporation*                     76,600                 $1,618,175
Pride International, Inc. *        191,750                  4,578,013
St. Mary Land & Exploration
   Company                          84,150                  3,216,108
Tuboscope, Inc. *                  185,600                  3,526,400
                                                           ----------
                                                           45,340,990
                                                           ----------
Financial - 8.06%
Amresco, Inc.                      223,900                  7,332,725
Anthracite Capital, Inc.           182,500                  2,737,500
Concord EFS, Inc. *                234,211                  8,094,918
Cost Plus, Inc.                    105,850                  3,364,045
Friedman Billings Ramsey
         Group*                    132,050                  2,211,838
Markel Corporation *                66,360                 11,476,133
National Commerce
   Bancorporation                  274,192                 11,687,434
PMT Services, Inc. *               363,200                  6,514,872
                                                           ----------
                                                           53,419,465
                                                           ----------
Health - 21.25%
American Oncology
     Resources*                    287,350                  4,382,088
Assisted Living
   Concepts, Inc. *                132,600                  2,867,475
Atria Communities, Inc. *          190,800                  3,672,900
Centennial Healthcare
       Company*                    104,400                  2,623,050
Curative Health
   Services, Inc. *                170,150                  5,668,122
Dentsply International, Inc.       100,800                  3,143,700
ESC Medical Systems *               51,900                  1,822,988
Express Scripts, Inc. -
   Class A *                        77,300                  6,553,591
Health Management
   Associates, Inc. *              229,641                  6,573,474
Henry Schein, Inc. *               100,250                  4,160,375
Mecon, Inc.                        184,600                  2,030,600
Medquist, Inc. *                   210,775                  7,759,155
Molecular Devices
   Corporation                     226,000                  4,350,500
Monarch Dental
   Corporation *                   113,000                  1,935,125
National Surgery
   Centers, Inc.*                  247,425                  6,324,802
NCS Healthcare, Inc. -
   Class A*                        131,350                  4,400,225
Omnicare, Inc.                     174,060                  6,897,128

Mentor Growth Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------





                                             Shares          Market Value

Common Stocks (continued)
Health (continued)
Parexel International
   Corporation *                             63,400          $ 1,981,250
Pediatric Services
   of America, Inc.*                        174,250            3,724,594
Pediatrix Medical
   Group, Inc. *                             75,800            3,524,700
Performance Food Group *                     98,600            2,033,625
Pharmerica                                  254,000            3,778,250
PhyCor, Inc. *                              123,735            2,791,771
PMR Corporation                             136,400            2,148,300
Priority Healthcare
   Corporation- Class B                     120,700            2,157,513
Province Healthcare Company                 137,800            3,617,250
PSS World Medical, Inc.                     247,600            5,818,600
QuadraMed Corporation *                     107,000            3,571,125
Quorum Health Group *                       158,575            5,332,084
Respironics, Inc. *                         132,768            3,841,974
Rural/Metro Corporation *                   124,000            4,076,500
Serologicals Corporation *                  284,150            8,027,238
United Payors & United
   Providers, Inc.                          114,300            3,786,188
Wesley Jessen Visioncare, Inc.              165,200            5,430,950
                                                             -----------
                                                             140,807,210
                                                             -----------
   Technology - 14.13%
Advanced Fibre
   Communication*                            63,400            2,306,175
Ansoft Corporation                          176,700            2,484,844
Applied Microsystems
   Corporation *                            160,400            1,223,050
Aspect Development, Inc. *                   49,000            2,688,875
Atmi, Inc. *                                150,950            4,566,238
Benchmark Electronics, Inc. *               250,440            5,963,603
Billing Information Concepts *              182,400            4,731,000
Black Box Corporation *                      90,600            3,340,875
CerProbe Corporation                        246,700            5,119,025
CSG Systems
   International, Inc.*                      64,100            2,900,525
Galileo Technology, Ltd.                     70,700            1,997,275
Medialink Worldwide, Inc. *                 180,000            3,690,000
Medirisk, Inc.                              113,000            2,401,250
Natural Microsystems
   Corporation                               86,800            3,439,450
Network Appliance, Inc. *                    83,900            2,978,450
Ontrack Data International *                155,250            2,522,813
Osteotech, Inc.                              59,300            1,534,388
PairGain Technologies, Inc. *               130,800            3,139,200
Parlex Corporation *                        191,200            3,393,800



                                            Shares           Market Value

Common Stocks (continued)
Technology (continued)
PMC-Sierra, Inc. *                          114,800          $ 4,362,400
Premiere Technologies, Inc. *               158,300            5,481,138
Qlogic Corporation *                        103,200            3,663,600
SCB Computer
   Technology, Inc.*                        230,525            5,302,075
Segue Software, Inc.                        211,300            2,746,900
Select Appointments Holding-                188,100            4,749,525
Sipex Corporation                           106,350            3,509,550
Speedfam International, Inc.                133,700            3,451,131
                                                             -----------
                                                              93,687,155
                                                             -----------
Transportation - 5.59%
Atlantic Coast Airlines, Inc.                22,800            1,094,400
Carey International, Inc.                    51,050            1,193,294
Comair Holdings, Inc.                       206,375            5,468,938
Covenant Transport, Inc. -
   Class A*                                 204,150            4,472,161
Hunt (JB) Transportation
   Services, Inc.                           158,500            4,507,344
Mesaba Holdings, Inc. *                     236,750            7,442,828
MotivePower Industries, Inc.                215,700            5,958,713
M.S. Carriers, Inc. *                        89,850            3,043,669
US Xpress Enterprises -
   Class A*                                 187,500            3,890,625
                                                             -----------
                                                              37,071,972
                                                             -----------
Utilities - 0.66%
ITC DeltaCom                                135,850            4,364,181
                                                             -----------
Miscellaneous - 14.72%
ABR Information Services *                  130,500            3,670,313
AccuStaff, Inc. *                           179,985            6,209,483
AHL Services, Inc. *                        261,050            8,516,756
C&D Technologies, Inc.                       75,300            3,920,306
Central Garden & Pet
         Company*                           198,600            7,757,813
Fairfield Communities, Inc. *               449,700            9,921,506
First Consulting Group                        5,000              103,125
Gulf Island Fabrication, Inc.               144,650            2,676,025
Indus International                         324,000            3,321,000
Kulicke & Soffa Industries                  186,400            4,054,200
Meta Group, Inc. *                           80,900            2,791,050
Outdoor Systems, Inc. *                     373,893           13,109,623
Pentacon, Inc.                              159,500            2,235,531
Rock of Ages Corporation                    129,800            2,287,725
SCP Pool Corporation *                      151,750            3,414,375
Silverleaf Resorts, Inc. *                  141,450            3,403,641

Mentor Growth Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------



                                               Shares or
                                               Principal
                                                 Amont       Market Value

Common Stocks (continued)
Miscellaneous (continued)
SmarTalk Teleservices                            74,900     $  2,392,119
Source Services Corporation *                   164,450        4,542,931
StaffMark, Inc. *                               119,400        4,895,400
Sunrise Assisted Living, Inc. *                  75,800        3,392,050
Universal Outdoor Holdings *                     76,950        4,963,275
                                                            ------------
                                                              97,578,247
                                                            ------------
Total Common Stocks
   (cost $409,221,289)                                       603,607,820
                                                            ------------
Short-Term Investment - 10.03%
Repurchase Agreement
Goldman Sachs & Company
   Dated 3/31/98,  6.05%, due 4/01/98
   collateralized by $67,189,926 Federal
   Home Loan Mortgage Corporation, 7.00%,
   11/01/27, market value 67,966,809
   (cost $66,503,537)                       $66,503,537       66,503,537
                                                            ------------
Total Investments (cost
$   480,161,097)-101.11%                                     670,111,357
                                                            ------------
Other Assets less Liabilities - (1.11%)                       (7,371,076)
                                                            ------------
Net Assets - 100.00%                                        $662,740,281
                                                            ============


  * Non-income producing.
  - American Depository Receipts.

Investment Transactions
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $257,834,464 and $260,860,412, respectively.


Income Tax Information
At March 31, 1998, the aggregated cost of investment securities for federal income tax purposes was $480,161,099. Net unrealized appreciation aggregated
$189,950,260, of which $200,136,099, related to appreciated investment securities and $10,185,839, related to depreciated investment securities.


See notes to financial statements.

Mentor Growth Portfolio
--------------------------------------------------------------------------------


Statement of Assets and Liabilities

March 31, 1998 (Unaudited)


Assets
Investments, at market value (Note 2)
Investment securities                               $603,607,820
Repurchase agreements                                 66,503,537
                                                     ------------
   Total investments
     (cost $480,161,097)                             670,111,357
                                                     ------------
Collateral for securities
   loaned (Note 2)                                   166,799,324
Receivables
  Investments sold                                     3,496,076
  Fund shares sold                                     1,966,551
  Dividends and interest                                  67,687
Deferred expenses (Note 2)                                74,328
                                                     ------------
     Total assets                                    842,515,323
                                                     ------------
Liabilities
Payables
  Investments purchased            $12,104,661
  Securities loaned (Note 2)       166,799,324
  Fund shares redeemed                 548,332
Accrued expenses and other
  liabilities                          322,725
                                   -----------
     Total liabilities                               179,775,042
                                                    ------------
Net Assets                                          $662,740,281
                                                    ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                       $ 442,057,181
  Accumulated net investment
     loss                                             (3,807,996)
  Accumulated net realized
     gain on investment
     transactions                                     34,540,836
  Net unrealized appreciation
     of investments                                  189,950,260
                                                    -------------
Net Assets                                          $662,740,281
                                                    =============
Net Asset Value per Share
Class A Shares                                      $      19.94
Class B Shares                                      $      19.43
Class Y Shares                                      $      19.94
Offering Price per Share
Class A Shares                                      $      21.16(a)
Class B Shares                                      $      19.43
Class Y Shares                                      $      19.94
Shares Outstanding
Class A Shares                                         6,163,342
Class B Shares                                        27,789,313
Class Y Shares                                                56
                                                    -------------
     Total Shares Outstanding                         33,952,711
                                                    =============


(a) Computation of offering price: 100/94.25 of net asset value.


See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 1998 (Unaudited)


Investment income
Dividends                                               $   255,959
Interest                                                  1,666,143
                                                        -----------
  Total investment
     income (Note 2)                                      1,922,102
Expenses
Management fee (Note 3)                $2,094,633
Distribution fee (Note 3)               1,836,172
Shareholder service fee (Note 5)          748,083
Transfer agent fee (Note 3)               375,694
Administration fee (Note 4)               299,233
Shareholder reports and postage
   expenses                                68,725
Registration expenses                      61,857
Custodian and accounting
   fees (Note 3)                           40,079
Legal fees                                 10,680
Directors' fees and expenses                8,267
Audit fees                                  5,811
Organizational expenses                     4,251
Miscellaneous                             176,613
                                        ----------
  Total expenses                                          5,730,098
                                                        -----------
Net investment loss                                      (3,807,996)
                                                        -----------
Realized and unrealized gain on
   investments
Net realized gain on
   investments (Note 2)                41,861,678
Change in unrealized appreciation
   on investments                        (310,799)
                                        ----------
Net gain on investments                                  41,550,879
                                                        -----------
Net increase in net assets resulting
   from operations                                      $37,742,883
                                                        ===========


See notes to financial statements.

Mentor Growth Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                               Six Months
                                                                             Ended 3/31/98       Year Ended
                                                                              (Unaudited)         9/30/97
Net Increase in Net Assets
Operations
 Net investment loss                                                        $   (3,807,996)    $  (6,118,383)
 Net realized gain on investments                                               41,861,678        35,210,825
 Change in unrealized appreciation on investments                                 (310,799)       90,598,141
                                                                            --------------     -------------
 Increase in net assets resulting from operations                               37,742,883       119,690,583
                                                                            --------------     -------------
Distributions to Shareholders
 From net realized gain on investments
  Class A                                                                       (6,598,992)       (5,768,516)
  Class B                                                                      (31,311,147)      (52,589,913)
  Class Y                                                                              (10)                -
                                                                            --------------     -------------
  Total distributions to shareholders                                          (37,910,149)      (58,358,429)
                                                                            --------------     -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                  116,398,878       168,560,541
 Reinvested distributions                                                       36,935,409        57,233,448
 Cost of shares redeemed                                                      (101,689,379)      (87,713,664)
                                                                            --------------     -------------
 Change in net assets resulting from capital share transactions                 51,644,908       138,080,325
                                                                            --------------     -------------
 Increase in net assets                                                         51,477,642       199,412,479
Net Assets
 Beginning of period                                                           611,262,639       411,850,160
                                                                            --------------     -------------
 End of period (including accumulated undistributed net investment income
  (loss) of ($3,807,996) and $0, respectively)                              $  662,740,281     $ 611,262,639
                                                                            ==============     =============

See notes to financial statements.


Financial Highlights
Class A Shares


                                                           Six Months            Year          Year              Period
                                                          Ended 3/31/98         Ended          Ended              Ended
                                                           (Unaudited)         9/30/97        9/30/96          9/30/95(b)
Per Share Operating Performance
Net asset value, beginning of period                     $   19.94           $  18.47       $  16.08         $    13.37
                                                         ---------           ----------     --------         ----------
Income from investment operations
 Net investment loss                                         (0.08)             (0.17)         (0.10)             (0.01)
 Net realized and unrealized gain on investments              1.27               4.19           4.23               2.72
                                                         -----------         ----------     ---------        -----------
 Total from investment operations                             1.19               4.02           4.13               2.71
                                                         -----------         ----------     ---------        -----------
Less distributions
 From net realized capital gains                             (1.19)             (2.55)         (1.74)                --
                                                         -----------         ----------     ---------        -----------
 Total distributions                                         (1.19)             (2.55)         (1.74)                --
                                                         -----------         ----------     ---------        -----------
Net asset value, end of period                           $   19.94           $  19.94       $  18.47         $    16.08
                                                         ===========         ==========     =========        ===========
Total Return*                                                 6.42%             25.81%         29.15%             20.27%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                 $ 122,893           $105,033       $ 40,272         $   20,368
Ratio of expenses to average net assets                       1.28% (a)          1.28%          1.28%              1.36% (a)
Ratio of net investment loss to average net assets           (0.65%)(a)         (0.67%)        (0.39%)            (0.65%)(a)
Portfolio turnover rate                                         46%                77%           105%                70%
Average commission rate on portfolio transactions        $  0.0617           $ 0.0651       $ 0.0602

(a) Annualized.
(b) For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995. * Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Growth Portfolio
--------------------------------------------------------------------------------

Financial Highlights
Class B Shares


                                                           Six Months            Year          Year
                                                          Ended 3/31/98         Ended         Ended
                                                           (Unaudited)         9/30/97       9/30/96
Per Share Operating Performance
Net asset value, beginning of period                     $    19.53          $  18.29     $   16.05
                                                         ----------           ---------    ----------
Income from investment operations
 Net investment loss                                          (0.12)            (0.22)        (0.17)
 Net realized and unrealized gain (loss) on
  investments                                                  1.21              4.01          4.15
                                                         ------------         ---------    ----------
 Total from investment operations                              1.09              3.79          3.98
                                                         ------------         ---------    ----------
Less distributions
 From net realized capital gain                               (1.19)            (2.55)        (1.74)
 In excess of net realized capital gain                          --                --            --
                                                         ------------         ---------    ----------
 Total distributions                                          (1.19)            (2.55)        (1.74)
                                                         ------------         ---------    ----------
Net asset value, end of period                           $    19.43          $  19.53     $   18.29
                                                         ============         =========    ==========
Total Return*                                                  5.97%            24.66%        28.18%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                 $  539,846          $506,230     $ 371,578
Ratio of expenses to average net assets                        2.02% (a)         2.03%         2.03%
Ratio of net investment loss to average net assets            (1.39%)(a)        (1.42%)       (1.13%)
Portfolio turnover rate                                          46%               77%          105%
Average commission rate on portfolio transactions        $   0.0617          $ 0.0651     $  0.0602



                                                             Period              Year           Year
                                                              Ended              Ended          Ended
                                                           9/30/95 (c)         12/31/94       12/31/93
Per Share Operating Performance
Net asset value, beginning of period                     $     12.15           $  13.78       $  12.81
                                                         -----------           --------       --------
Income from investment operations
 Net investment loss                                           (0.13)             (0.15)         (0.08)
 Net realized and unrealized gain (loss) on
  investments                                                   4.03              (0.47)          2.07
                                                         ------------          --------       --------
 Total from investment operations                               3.90              (0.62)          1.99
                                                         ------------          --------       --------
Less distributions
 From net realized capital gain                                    --             (1.00)         (1.02)
 In excess of net realized capital gain                            --             (0.01)            --
                                                         ------------          --------       --------
 Total distributions                                               --             (1.01)         (1.02)
                                                         ------------          --------       --------
Net asset value, end of period                           $     16.05           $  12.15       $  13.78
                                                         ============          ========       ========
Total Return*                                                  32.10%             (4.48%)        15.60%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                 $    246,326          $ 190,126      $ 186,978
Ratio of expenses to average net assets                          2.08% (a)         2.01%          2.02%
Ratio of net investment loss to average net assets              (1.20%)(a)        (1.20%)        (1.12%)
Portfolio turnover rate                                            70%               77%            64%
Average commission rate on portfolio transactions

Class Y Shares




                                                           Period
                                                      Ended 3/31/98 (d)
                                                         (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period                     $   18.03
                                                         ---------
Income from investment operations
 Net investment loss                                         (0.05)
 Net realized and unrealized gain on investments              2.15
                                                         -----------
 Total from investment operations                             2.10
                                                         -----------
Less distributions
 From net realized capital gain                              (0.19)
                                                         -----------
 Total distributions                                         (0.19)
                                                         -----------
Net asset value, end of period                           $   19.94
                                                         ===========
Total Return*                                                13.14 %
Ratios / Supplemental Data
Net assets, end of period                                $   1,112
Ratio of expenses to average net assets                       1.03% (a)
Ratio of net investment loss to average net assets           (0.82%)(a)
Portfolio turnover rate                                         46%
Average commission rate on portfolio transactions        $  0.0617


(a) Annualized.
(c) For the period  from  January 1, 1995 to  September  30,  1995.
(d) For the period from November 19, 1997 (initial offering of Class Y Shares) to March 31, 1998.
    * Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Perpetual Global Portfolio
Managers' Commentary: The Global/International Management Team
March 31, 1998
--------------------------------------------------------------------------------

LOOKING BACK*
Over the six-month period ended March 31, 1998, world markets continued to move ahead with the Morgan Stanley Capital International (MSCI) World Gross Index rising by 11.7% in U.S. dollar terms. Over the same period the MSCI Europe Australia and Far East (EAFE) Index advanced 5.9% despite turmoil in global emerging markets.


USA
The period began with a sharp correction to the U.S. equity market during October 1997, in response to the travails of Asian equity and currency markets. This correction was followed promptly by a recovery during November and December 1997, a recovery that continued into the new year and accelerated during January. At the same time the U.S. domestic economy continued in robust good health. Despite falling unemployment, a tightening labor market, rising real disposable incomes, and strong consumer expenditure, the U.S. Federal Reserve took the view that these potentially inflationary pressures would be effectively offset by the disinflationary effects of the collapse of Asia currencies and economies. Consequently interest rate policy remained on hold throughout the period. During the first quarter of 1998, positive bond markets, sustained low inflation, and strong money flows kept the U.S. equity market buoyant, although market volatility increased in response to investor anxiety over possible earnings disappointments.


United Kingdom
As with the USA, Asian travails prompted a correction to the U.K. equity market at the start of the period in October 1997. Despite a quarter-point rise in U.K. interest rates in November - the fifth such rise in six months - the equity market began a strong rally in December. The rally continued into the new year and on throughout the first quarter of 1997. The equity market was supported by strong interest from U.S. institutions, acquisitive U.S. corporations seeking English-language footholds in the new unified European market, and strong new money flows.


The Bank of England Monetary Policy Committee (MPC) faced a difficult task in deciding U.K. interest-rate policy, given the conflicting demands of strong wage growth, mixed data on consumer expenditure, and a manufacturing sector driven to the brink of recession by the seemingly relentless strength of British sterling. Rates were kept unchanged at both the February and March meetings of the MPC.


Europe
Following an autumn correction, European equity markets bounced back strongly in December 1997, and continued to move ahead during the first quarter of 1998. Among the peripheral countries of Europe, domestic economies were boosted by European Monetary Unit (EMU)-driven falls in interest rates and, in France, the first signs of a broader-based domestic-led recovery began to appear. In core Europe, with unemployment remaining stubbornly high and inflation very subdued, interest rates continued at historic low levels. EMU-driven cross-border mergers and acquisitions, corporate restructuring, low interest rates, a positive liquidity situation and a populace increasingly keen to enter into equity investment all provided support for equity markets that reached record highs toward the end of the period.


Japan
Concerns   over  the  effect  of   low-cost   Asian   competition   on  Japanese
manufacturers, and of failed Asian corporate borrowers on Japan's already

Mentor Perpetual Global Portfolio
Managers' Commentary: The Global/International Management Team
March 31, 1998
--------------------------------------------------------------------------------

beleagured banking system, led to dismal equity market performance during the final quarter of 1997. The equity market rallied strongly during January 1998, on hopes of successful action by the government to stimulate the domestic economy. This optimism, however, gave way to an air of resigned gloom as the government once more proved incapable of revitalizing an economy slipping into recession.



Asia
At the beginning of the period revelations of South Korea's foreign debt obligations, followed by Indonesia's hostile reaction to proposed International Monetary Fund (IMF) reforms, led to a collapse of confidence in Asian equity markets and currencies. Since mid-January, markets and currencies have bounced back from their oversold lows. Despite unhappiness at the austerity involved in reform programs, South Korea and Thailand have made valuable initial progress. Indonesia, however, balked at IMF demands, and remains a focus of concern.


Despite massive currency depreciation, exports remain below their levels of a year ago, hampered by lack of finance and by the weakness of the region's principal trading partner, Japan. Asian equity markets are now discounting much of what is likely to prove a long road back to international credibility, and further progress in 1998 is likely to be modest.


Latin American
Strong performance by the world's principal equity markets has side-lined Latin American markets, which appear destined, for the time being, to remain hostage to the fortunes of Asia's equity markets.

LOOKING AHEAD** USA
Liquidity, momentum, and investor enthusiasm may well carry markets higher, but a pause for reflection may be due. Despite some very extended price/ earnings ratios and Asian travails, the overall picture is not bleak. Healthy consumer demand co-exists with subdued inflation, and interest rates that appear likely to remain stable, or to fall. Modest progress appears possible, although increased volatility seems likely.


U.K.
A range of data suggests that economic growth is slowing: wage rises and consumer expenditure appear to be abating, sterling strength is squeezing the profitability of U.K. manufacturers, and this year will see the full effect of last year's increases in taxes and interest rates. The MPC has again kept interest rates on hold and, although a further rise is possible, we believe U.K. interest rates should trend downward during 1998. The gilts market remains firm, merger and acquisition activity is still on the agenda, and institutional cash flow continues strong -- all providing support for the U.K. equity market. We believe potential exists for further modest progress from present levels, although it is unlikely to be at the brisk pace seen during the opening months of 1998.


Europe
Signs of domestic recovery are appearing in core economies, but unemployment remains high, and inflation low, and we do not expect core interest rates to rise for the time being


Investor enthusiasm and strong inflows of new money may propel markets higher still, but signs of overheating in some of the more speculative areas are already appearing. Longer term, fundamental

Mentor Perpetual Global Portfolio
Managers' Commentary: The Global/International Management Team
March 31, 1998
--------------------------------------------------------------------------------

economic issues will need to be resolved, with full integration likely to be an extended process. Both increasing volatility and divergence of returns between the various equity markets of the region seems likely.


Latin America
Latin America offers attractive fundamentals, with broadly positive economic statistics across the region and no evidence of capital flight. It seems almost inevitable, however, that the region will respond to Asian developments for the foreseeable future. Latin American equity markets will continue to find it difficult to attract significant foreign investment flows while the main equity markets of the world are performing so strongly.


Japan
Japan's new fiscal year has begun with a sharp fall in the equity market, dire warnings from the chairman of Sony and the governor of the Bank of Japan, and a downgrading of "the environment for the Japanese economy" that precipitated further weakening of the yen. The latest economic stimulus package, despite the promise of $4 billion yen in tax cuts, has failed to excite investors, any more than massive intervention by the Bank of Japan has succeeded in providing anything other than a transient strengthening of the yen. Poor corporate results and gloomy sentiment may well carry the market significantly lower in the short term, but the sheer scale of the economic problems facing Japan suggests that both the government and corporate Japan will be propelled into effective action to stimulate economic growth and focus on shareholder value. We will continue to remain patient in looking for the appropriate buying opportunity.

Asia (excluding Japan)
Although countries such as Thailand and South Korea have made some progress in instituting IMF reforms, the hoped-for boom in exports has failed to materialize because of a lack of trade finance and the weak economy of the region's principal trading partner, Japan.


Despite a new agreement between the IMF and Indonesia, the second $3-billion tranche of the IMF rescue support package to Indonesia has yet to be released, and the commitment of president Suharto's regime to reform of the country's system of "crony capitalism" remains in doubt. The stability of Indonesia remains a concern to the region.


Following their bounce-back in the early months of 1998, Asian equity markets appear now to be discounting much of what may well prove to be a long road to recovery.
  *  See notes to Performance Comparison page 16.
     The MSCI EAFE Index with gross dividends reinvested is an unmanaged index of approximately 1,119 securities issued by companies listed on the European, Australian, and Far Eastern stock exchanges. It contains no U.S. equities and is therefore a broadly diversified proxy for international performance.
 ** While the managers will endeavor to invest the Portfolio in accordance with their proprietary process, there is no guarantee of investment success.

Mentor Perpetual Global Portfolio
March 31, 1998
--------------------------------------------------------------------------------

                            Performance Comparison


Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class A and Class B Shares and the Morgan Stanley Capital International (MSCI) World Index.*

[GRAPH]


                3/24/94         9/30/94         9/30/95         9/30/96         9/30/97         3/31/98
                -------         -------         -------         -------         -------         -------
Morgan Stanley  10,000          10,545          12,124           13,846          17,258          19,278
A Shares         9,425           9,982          10,655           12,501          15,200          16,795
B Shares        10,000           9,487          10,587           12,677          15,668          17,152


                      Average Annual Returns as of 3/31/98
                            Including Sales Charges

                              1-Year            Since Inception++
                              -------           -----------------
Class A                       22.15%                 13.81%
Class B                       24.66%                 20.46%



Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * The Morgan Stanley Capital International (MSCI) World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.


 + Represents a hypothetical investment of $10,000 in Mentor Perpetual Global Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


++ Reflects operations of Mentor Perpetual Global Portfolio Class A and Class B Shares from the date of commencement of operations on 3/29/94 through 3/31/98.


 - Represents a hypothetical investment of $10,000 in Mentor Perpetual Global Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the
     purchase  date.  The Class B Shares'   performance   assumes  the
     reinvestment  of  all  dividends  and distributions.

Mentor Perpetual Global Portfolio
March 31, 1998
--------------------------------------------------------------------------------

                            Performance Comparison

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class Y Share and the Morgan Stanley Capital International (MSCI) World Index.*

[GRAPH]

                   11/19/97     11/30/97     12/31/97     1/31/98       2/28/98       3/31/98
                   --------     --------     --------     -------       -------       -------
Morgan Stanley       10,000      10,178       10,304        10,592       11,311        11,790
Y Shares             10,000      10,000       10,278        10,359       11,192        11,832

                          Total Returns as of 3/31/98

                         1-Year            Since Inception++
                         ------            -----------------
Class Y Shares            n/a                 18.32%





Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.


 * The Morgan Stanley Capital International (MSCI) World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.


 + Represents a hypothetical investment of $10,000 in Mentor Perpetual Global Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


++ Reflects operations of Mentor Perpetual Global Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/98.

Mentor Perpetual Global Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------





                                               Shares      Market Value

Common Stocks - 96.67%
Argentina - 0.26%
Banco Frances del Rio de la
   Plata SA~                          2,500              $   75,313
Banco Rio de la Plata SA~             5,620                  70,250
Perez Company SA~                     7,037                  95,298
Siderar~                              2,100                  84,519
Telefonica de Argentina SA~           2,270                  86,402
                                                         ----------
                                                            411,782
                                                         ----------
Brazil - 0.63%
Cemig Energetic~ (a)                  1,855                  90,217
Companhia Cervejaria Brahma~          5,300                  82,150
Companhia Vale do Rio Doce~           3,650                  86,993
Compania Paulista de
   Forca e Luz                      550,000                  74,494
Electrobras - Centrais Eletricas
   Brasileiras SA                     3,500                  86,804
Electropaulo
   Metropolitana - Electricidade
   de Sao Paulo SA                  390,000                  65,858
Petroleo Brasileiro SA~               3,150                  74,799
Telecomonicacoes
   Brasileiras SA~                    2,200                 285,588
Telecomunicacoes de Rio de
   Janeiro SA                       610,000                  86,108
Telecomunicacoes de Sao
   Paulo SA                         240,000                  77,045
                                                         ----------
                                                          1,010,056
                                                         ----------
Chile - 0.16%
Chilectra SA~                         3,450                  93,065
Embotelladora Andina SA~*             3,400                  78,200
Telecomunicaciones de Chile~          3,300                  90,956
                                                         ----------
                                                            262,221
                                                         ----------
China - 0.19%
Heilongjiang Electric Power
   Company                          120,000                  90,480
Huaneng Power International,
   Inc. - Class A~*                     900                 211,500
                                                         ----------
                                                            301,980
                                                         ----------
Croatia - 0.19%
Pliva d.d. #                         11,000                 195,250
Zagrebacka Banka d.d. *               3,500                 104,650
                                                         ----------
                                                            299,900
                                                         ----------
Finland - 0.99%
Huhtamaki                             8,470                 460,605
Nokia Oyj - Class A                  10,455               1,123,121
                                                         ----------
                                                          1,583,726
                                                         ----------
France - 6.90%
Accor SA                              2,500                 642,424
Atos SA                               3,930                 654,206
Axa                                  16,000               1,649,778
Compagnie Financiere de
   Paribas~                          10,500               1,064,000





                                               Shares      Market Value

Common Stocks (continued)
France (continued)
Elf Aquitaine SA                     12,000              $1,312,323
Entrelec *                           12,000                 655,127
Genset SA~                          15,000                 435,000
Groupe SEB SA                         2,180                 322,728
ISIS *                                5,460                 607,990
Pinault - Printemps -
   Redoute SA                         1,200                 928,970
Schneider SA                         20,000               1,541,818
Total - Class B                      10,000               1,202,424
                                                         ----------
                                                         11,016,788
                                                         ----------
Germany - 2.23%
Allianz AG                            7,600               1,176,144
Hochtief AG                           7,650                 311,805
Porsche AG                              300                 670,654
Viag AG                               2,540               1,398,241
                                                         ----------
                                                          3,556,844
                                                         ----------
Great Britain - 14.09%
Abbey National                       18,250                 351,383
Arcadia Group                        30,000                 232,302
BAA PLC                              52,250                 510,881
Barclays PLC                         18,500                 553,499
Bass PLC                             53,571               1,027,862
BAT Industries PLC                   57,000                 572,594
British Aerospace PLC                30,000                 986,970
British Airways                      47,500                 481,138
British Biotech *                   150,000                 172,657
Burmah Castrol                       25,000                 507,296
Centrica *                          195,500                 369,867
Commercial Union                     50,000                 973,576
Debenhams PLC                        60,000                 371,181
Diageo PLC                           20,040                 235,199
Emap                                 25,000                 470,883
Enterprise Oil                       75,000                 664,887
Glaxo Wellcome                       30,000                 796,608
Granada Group                        60,000               1,078,384
Great Universal Stores               33,000                 411,062
III Group                            30,000                 299,105
Imperial Chemical
   Industries PLC                    21,000                 371,985
London Sumatra                       96,000                  30,104
Medeva                               80,000                 222,340
National Westminster                 57,250               1,048,287
PowerGen PLC                         44,000                 609,963
Prudential Corporation               57,000                 835,987
Rank Group PLC                       61,750                 416,900
Reckitt & Colman PLC                 35,000                 645,172
Rolls-Royce                         200,000                 931,720
Scotia Holdings *                    49,000                 136,870
Shell Transport & Trading
   Company                           25,000                 183,330
Smith Group                          37,500                 349,632
SmithKline Beecham PLC               95,000               1,189,722
Stakis PLC                          410,000                 813,434

Mentor Perpetual Global Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------






                                      Shares             Market Value

Common Stocks (continued)
Great Britain (continued)
Standard Chartered                    57,500            $  832,730
Tesco                                 85,000               849,598
United Utilities                      67,500             1,000,720
UTD News & Media                      70,000               952,816
                                                        ----------
                                                        22,488,644
                                                        ----------
Greece - 0.05%
Ergo Bank SA                           1,000                71,652
                                                        ----------
Hong Kong - 6.26%
Asia Satellite                        80,000               157,446
Bank of East Asia                    245,000               509,053
Beijing Enterprises Holdings
   Limited                            40,000               102,985
CDL Hotels International             218,533                81,692
Cheung Kong                           50,000               354,897
China Foods Holdings *               240,000                92,144
China Overseas Land &
   Investment                      1,000,000               267,787
China Telecom *                      210,000               425,491
Citic Pacific, Limited               120,000               424,329
CLP Holdings *                       100,000               503,310
Elec & Eltek International
   Company, Limited                  390,000               111,987
First Tractor Company                500,000               341,993
GZI Transport - Warrants              60,000                 1,069
GZI Transport, Limited               500,000               180,675
Hang Seng Bank, Limited               40,000               391,033
HKR International, Limited           480,000               331,410
Hong Kong & China Gas                 80,000               134,216
Hong Kong Electric                    80,000               274,627
Hong Kong Telecom                    100,386               207,283
HSBC Holdings PLC                     86,506             2,639,405
Hutchison Whampoa, Limited            72,000               506,408
National Mutual Asia, Limited        240,000               198,227
New World Development                284,951             1,005,770
Road King Infrastructure,
   Limited                           323,544               288,107
Shanghai Industrial Holding,
   Limited                            80,000               327,281
Union Bank of Hong Kong,
   Limited                           100,000               132,926
                                                        ----------
                                                         9,991,551
                                                        ----------
Hungary - 0.51%
Magyar Olaj-es Gazipari Rt #           5,200               159,380
Matav Rt~                             12,000               373,500
OTP Bank Sp #                          3,000               152,250
Richter Gedeon Rt #                    1,300               135,850
                                                        ----------
                                                           820,980
                                                        ----------
India - 0.45%
BSES Limited #*                        4,000                72,200
Hindalco Industries, Limited #         8,000               142,000
India Cements #                       20,000                30,000





                                       Shares            Market Value

Common Stocks (continued)
India (continued)
Indian Opportunities Fund
   Limited *                          11,000            $  100,430
Mahanagar Telephone Nigam
   Limited #*                          2,000                32,900
Tata Electric #                        1,500               345,000
                                                        ----------
                                                           722,530
                                                        ----------
Indonesia - 0.08%
PT Bat Indonesia                      36,000               122,775
                                                        ----------
Italy - 4.75%
Assicurazioni Generali                51,040             1,575,205
IOI Corporation Berhad                76,000                76,503
Istituto Mobiliare Italiano           76,000             1,235,365
Telecom Italia SPA                   200,000               236,161
Telecom Italia Mobile                227,900             1,225,854
Telecom Italia Spatial *             271,000             3,235,142
                                                        ----------
                                                         7,584,230
                                                        ----------
Ireland - 2.64%
Bank of Ireland                      119,465             2,358,168
CRH PLC                               80,000             1,205,460
Elan Corporation PLC *                10,000               646,250
                                                        ----------
                                                         4,209,878
                                                        ----------
Japan - 8.55%
Aoyamma Trading Company,
   Limited                            62,000             1,489,769
Daiwa Securities *                   125,000               915,149
Fuji Electric Company, Limited       420,000             1,441,261
Kirin Brewery Company,
   Limited                           160,000             1,429,698
Kyocera Corporation                   26,000             1,366,623
Nippon Steel Corporation *           800,000             1,285,527
Nippon Telegraph & Telephone
   Corporation *                         170             1,416,933
Sumitomo Marine & Fire               245,000             1,515,900
Tokyo Electric Power                  75,000             1,419,185
Toyoda Auto Loom Works,
   Limited                            70,000             1,369,626
                                                        ----------
                                                        13,649,671
                                                        ----------
Korea - 0.12%
Atlantis Korean Smaller
   Companies *                        20,000               135,400
CITC Seoul Excel *                         2                 6,500
Korea Europe Fund *                       18                24,975
LG Electronics #                       6,400                13,600
Samsung Electronics # (a)                403                10,931
                                                        ----------
                                                           191,406
                                                        ----------
Malaysia - 0.45%
Boustead Holdings Berhad              84,000                84,918
Magnum Corporation Berhad            660,000               562,623
Nanyang Press Berhad                  60,000                63,934
RHB Sakura Merchant Bankers            2,400                 1,836
                                                        ----------
                                                           713,311
                                                        ----------

Mentor Perpetual Global Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------






                                               Shares        Market Value

Common Stocks (continued)
  Mexico - 0.66%
ALFA SA                                        12,700        $   71,818
Cemex SA~*                                     14,500            91,791
Cifra SA~*                                      5,834           106,436
DESC SA~                                        2,402            73,862
Empresas La Moderna SA~                         3,600            71,550
Fomento Economico Mexicano~                    11,000            79,421
Grupo Fin Bancomer~*                            5,800            69,020
Grupo Carso SA~                                 6,200            76,865
Grupo Televisa #*                               2,100            77,069
Kimberly-Clark de Mexico SA~                    3,180            81,885
Panamerican Beverages -
   Class A *                                    1,970            79,046
Telefono de Mexico SA~                          3,050           171,944
                                                             ----------
                                                              1,050,707
                                                             ----------
Netherlands - 2.79%
Baan Company NV *                              23,000         1,101,262
Ispat International NV *                       36,500         1,051,747
Oce NV                                          4,200           604,711
Royal Dutch Petroleum
   Company                                     12,748           722,422
Vendex International NV                        15,325           971,497
                                                             ----------
                                                              4,451,639
                                                             ----------
Peru - 0.07%
Telefonica del Peru SA~                         5,000           107,813
                                                             ----------
Philippines - 0.19%
Benpres                                        27,200           102,680
Benpres Holdings #*                            68,000           204,000
                                                             ----------
                                                                306,680
                                                             ----------
Poland - 0.24%
Big Bank Gdanski SA #                           9,500           198,788
Elecktrim SA                                  300,000           190,803
                                                             ----------
                                                                389,591
                                                             ----------
Singapore - 1.03%
ACMA Limited - Warrants                         7,500             1,301
City Developments, Limited                     50,000           246,206
Development Bank of Singapore                  15,600            96,476
Elec & Eltek International
   Company, Limited                            22,000           130,900
GP Batteries International,
   Limited                                     90,000           295,448
Jardine Strategic                              40,000           109,600
Jardine Strategic - Warrants                    3,125                31
Keppel Corporation, Limited                    31,000            93,317
Marco Polo Developments,
   Limited                                     60,000            77,299
Overseas Chinese Bank *                        20,000           112,728
Overseas Union Bank, Limited                  100,000           390,214
Singapore Technologies
   Engineering, Limited *                     108,794            96,376
United Overseas Land - Warrants                 2,000               387
                                                             ----------
                                                              1,650,283
                                                             ----------



                                               Shares        Market Value

Common Stocks (continued)
   Spain - 3.00%
Centros Comerciales
   Continente, SA                              43,160        $1,021,131
Gas Natural SDG, SA                            14,230           889,318
Prosegur CIA de Seguridad SA                  116,895         1,505,822
Telefonica de Espana                           17,000           750,207
Viscofan Envolturas
   Celulosicas, SA                             14,960           620,114
                                                             ----------
                                                              4,786,592
                                                             ----------
Sweden - 3.08%
Astra AB - Class A                             90,000         1,854,396
BPA AB                                        265,000           734,640
Celsius AB - Class B                           30,000           618,132
Svenska Handelsbanken -
   Class A                                     36,860         1,703,072
                                                             ----------
                                                              4,910,240
                                                             ----------
Switzerland - 3.66%
Credit Suisse Group                             6,000         1,202,010
Jelmoli Holding AG                                480           578,541
Nestle SA                                         625         1,195,852
Novartis                                          485           859,490
Schwetz Bankgesellschaft -
   Class B                                        705         1,153,043
Zurich Versicherungs - Gesellschaft             1,465           851,604
                                                             ----------
                                                              5,840,540
                                                             ----------
Taiwan - 0.24%
Formosa Growth Fund *                           5,000           108,125
Taiwan Semiconductor~                           2,000            52,563
Taipei Fund *                                      20           220,250
                                                             ----------
                                                                380,938
                                                             ----------
Thailand - 0.05%
Bangkok Bank                                   32,200            84,285
                                                             ----------
United States - 32.09%
American Express Company                        5,000           459,063
American Home Products
   Company                                     10,000           953,750
AT&T Corporation                                8,000           525,000
Banc One Corporation *                         12,400           784,300
BankAmerica Corporation                         6,100           504,013
Bell Atlantic Corporation                       9,000           922,500
Boeing Company                                 10,000           521,250
Borders Group, Inc. *                          30,000         1,021,875
Carnival Corporation - Class A                 10,000           697,500
CBS Corporation                                22,000           746,625
Chancellor Media
   Corporation - Class A *                     26,000         1,192,750
Chase Manhattan Corporation                     7,500         1,011,563
Chevron Corporation                            10,000           803,125
Circuit City Stores                            11,500           491,625
Clear Channel Communications                   10,000           980,000
Columbia/HCA Healthcare                        27,900           899,775
Comcast Corporation - Class A                  25,000           882,813

Mentor Perpetual Global Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                   Shares      Market Value

Common Stocks (continued)
United States (continued)
Computer Association
   International                    14,000      $ 808,500
Crane Company                       22,000      1,166,000
Crompton & Knowles                  30,000        868,125
Demasz                               5,000         82,100
El Paso Natural Gas
   Corporation                      14,000        987,875
EMC Corporation *                   30,000      1,134,375
Federal National Mortgage
   Association                      23,000        506,000
Ford Motor Company                  15,000        972,188
Fort James Corporation              20,000        916,250
Golden State Bancorporation *       20,000        763,750
Group Maintenance America *         16,000        271,000
Hasbro, Inc.                        26,000        918,125
HealthSouth Corporation *           40,000      1,122,500
Hilton Hotels Corporation           20,000        637,500
Ingersoll-Rand                      27,000      1,294,313
Intel                               10,000        780,625
International Business Machines      7,000        727,125
Kimberly-Clark Corporation           8,000        401,000
La Quinta Inns, Inc.                50,000      1,050,000
Maytag Corporation                  10,000        478,125
McDermott International, Inc.       13,000        537,063
Mead Corporation                    14,310        512,477
Meyer (Fred), Inc. *                13,000        600,438
Microsoft Corporation *              5,000        447,500
Mirage Resorts, Inc.                10,000        243,125
Newmont                              8,800        276,368
Ocular Sciences *                    2,500         79,688
Omnicare, Inc.                      15,000        594,375
Philip Morris Companies, Inc.       35,000      1,459,063
Phillips Petroleum Corporation       7,100        354,556
Progressive Corporation              8,000      1,077,500
Provident Companies, Inc.           12,900        442,631
Providian Financial Corporation      8,000        459,500
Sovereign Bancorporation            60,000      1,091,250
Sprint Corporation                  16,000      1,083,000
St. Paul Companies, Inc.             8,000        713,000
Staples, Inc.*                      36,250      1,304,297
Sunbeam Corporation                 20,000        881,250







                                                Shares or
                                                Principal
                                                 Amount        Market Value

Common Stocks (continued)
United States (continued)
Sybron International
   Corporation *                                 27,000       $    705,375
Tele-Communications
   International *                               32,000            995,000
Time Warner, Inc.                                17,500          1,260,000
Travelers Group                                  18,000            792,000
U.S. Food Services                               30,000          1,104,375
U.S. Industries, Inc.                            37,500          1,127,344
Wal-Mart Stores                                  15,000            762,188
Washington Mutual                                 5,000            358,594
Westpoint Stevens,
   Inc. - Class A *                              16,000            458,000
Weyerhaeuser Company                             14,500            819,250
Williams Companies, Inc.                         12,500            400,000
WorldCom, Inc. *                                 23,000            990,438
                                                              ------------
                                                                51,212,648
                                                              ------------
Venezuela - 0.07%
Compania Anonima Nacional
   Telefonos~                                     2,500            104,531
                                                              ------------
Total Common Stocks
   (cost $129,732,140)                                         154,286,412
                                                              ------------
Corporate Bonds - 0.06%
Malaysia
Telekom Malaysia Berhad,
   4.00%, 10/3/04~ (9/22/94,
   $70,000) (a) (b)                           $  70,000             57,575
                                                              ------------
Great Britian
Scotia Holdings, 8.50%,
       3/26/02                                   19,000             31,334
                                                              ------------
Total Corporate Bonds
   (cost $89,000)                                                   88,909
                                                              ------------
Total Long-Term Investments
   (cost $129,821,140)                                         154,375,321
                                                              ------------
Short-Term
   Investment - 5.56%
Repurchase Agreement
Goldman Sachs & Company
   Dated 03/31/98, 6.05%, due
   04/01/98, collateralized by
   Federal Home Loan
   Mortgage Corporation,
   $8,973,100 7.00%,
   11/01/27, market value
$    9,076,852 (cost
$     8,881,546)                              8,881,546          8,881,546
                                                              ------------
Total Investments (cost
$   138,702,686)-102.29%                                       163,256,867
                                                              ------------
Other Assets less
   Liabilities - (2.29%)                                        (3,651,255)
                                                              ------------
Net Assets - 100.00%                                          $159,605,612
                                                              ============

Mentor Perpetual Global Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

     * Non-income producing.
     # Global Depository Receipts.
     ~ American Depository Receipts.
     @ International Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933). Dates of acquisition and costs are set forth in parentheses after the title of the restricted securities.



Investment Transactions
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $101,655,736 and $101,900,315, respectively.



Income Tax Information
At March 31, 1998, the aggregated cost of investment securities for federal income tax purposes was $138,702,686. Net unrealized appreciation aggregated $24,554,181, of which $28,319,427, related to appreciated investment securities and $3,765,246, related to depreciated investment securities.


See notes to financial statements.

Mentor Perpetual Global Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

March 31, 1998 (Unaudited)


 Assets
 Investments, at market value (Note 2)
 Investment securities                                   $ 154,375,321
 Repurchase agreements                                       8,881,546
                                                         -------------
    Total investments
      (cost $138,702,686)                                  163,256,867
                                                         -------------
 Receivables
   Collateral for securities
      loaned (Note 2)                                        5,780,650
   Investments sold                                          2,127,048
   Fund shares sold                                            910,731
   Dividends and interest                                      481,160
 Deferred expenses (Note 2)                                      9,655
                                                         -------------
 Total assets                                              172,566,111
                                                         -------------
 Liabilities
 Payables
   Investments purchased                $6,829,816
   Securities loaned (Note 2)            5,780,650
   Fund shares redeemed                    206,344
   Unrealized depreciation on
      forward foreign currency
      exchange contracts (Note 6)           16,509
 Accrued expenses and other
   liabilities                             127,180
                                        ----------
      Total liabilities                                     12,960,499
                                                         -------------
 Net Assets                                              $ 159,605,612
                                                         =============
 Net Assets represented by: (Note 2)
   Additional paid-in capital                            $ 129,223,015
   Accumulated net investment loss                            (766,032)
   Accumulated net realized gain
      on investment transactions                             6,594,196
   Net unrealized appreciation of
      investments and foreign
      currency related transactions                         24,554,433
                                                         -------------
 Net Assets                                              $ 159,605,612
                                                         =============
 Net Asset Value per Share
 Class A Shares                                          $       22.01
 Class B Shares                                          $       21.24
 Class Y Shares                                          $       22.01
 Offering Price per Share
 Class A Shares                                          $       23.35
 Class B Shares                                          $       21.24
 Class Y Shares                                          $       22.01
 Shares Outstanding
 Class A Shares                                              2,593,624
 Class B Shares                                              4,826,678
 Class Y Shares                                                     53
                                                         -------------
      Total Shares Outstanding                               7,420,355
                                                         =============


(a) Computation of offering price: 100/94.25 of net asset value.


See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 1998 (Unaudited)


Investment income
Dividends (b)                                           $    801,733
Interest                                                     150,826
                                                        ------------
  Total investment
     income (Note 2)                                         952,559
Expenses
Management fee (Note 3)                 $ 730,095
Distribution fee (Note 3)                 331,080
Shareholder service fee (Note 5)          173,174
Custodian and accounting fees
   (Note 3)                               104,899
Transfer agent fee (Note 3)               104,545
Administration fee (Note 4)                69,270
Shareholder reports and postage
   expenses                                20,121
Registration expenses                      18,666
Organizational expenses                     5,518
Legal fees                                  2,503
Directors' fees and expenses                1,943
Audit fees                                  1,362
Miscellaneous                              57,458
                                        ---------
  Total expenses                                           1,620,634
                                                        ------------
Net investment loss                                         (668,075)
                                                        ------------
Realized and unrealized gain on
   investments and foreign currency
   transactions
Net realized gain on investments
   and foreign currency related
   transactions (Note 2)                7,971,794
Change in unrealized appreciation
   on investments and foreign
   currency related transactions        7,359,204
                                        ---------
Net gain on investments and
   foreign currency related
   transactions                                           15,330,998
                                                        ------------
Net increase in net assets resulting
   from operations                                      $ 14,662,923
                                                        ============


(b) Net of withholding taxes of $83,339.


See notes to financial statements.

Mentor Perpetual Global Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets



                                                                                       Six Months
                                                                                     Ended 3/31/98          Year Ended
                                                                                      (Unaudited)            9/30/97



Net Increase in Net Assets
Operations
 Net investment loss                                                                 $   (668,075)        $    (416,666)
 Net realized gain on investments and foreign currency related transactions             7,971,794             6,084,166
 Change in unrealized appreciation on investments and foreign currency related          7,359,204            13,678,454
  transactions                                                                       ------------         -------------
 Increase in net assets resulting from operations                                      14,662,923            19,345,954
                                                                                     ------------         -------------
Distributions to Shareholders
 From net realized gain on investments
  Class A                                                                              (2,383,513)             (476,590)
  Class B                                                                              (4,554,255)           (1,576,577)
  Class Y                                                                                         (8)                 -
                                                                                     ---------------      -------------
  Total distributions to shareholders                                                  (6,937,776)           (2,053,167)
                                                                                     --------------       -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                          26,964,248            74,523,622
 Reinvested distributions                                                               6,732,714             2,007,927
 Shares redeemed                                                                      (17,402,093)          (13,467,704)
                                                                                     --------------       -------------
 Change in net assets resulting from capital share transactions                        16,294,869            63,063,845
                                                                                     --------------       -------------
 Increase in net assets                                                                24,020,016            80,356,632
Net Assets
 Beginning of period                                                                  135,585,596            55,228,964
                                                                                     --------------       -------------
 End of period (including accumulated undistributed net investment
  loss of $766,032 and $97,957, respectively)                                        $ 159,605,612        $ 135,585,596
                                                                                     ==============       =============

See notes to financial statements.


Financial Highlights
Class A Shares


                                                                    Six Months            Year
                                                                   Ended 3/31/98         Ended
                                                                    (Unaudited)         9/30/97
Per Share Operating Performance
Net asset value, beginning of period                              $    20.94          $  17.86
                                                                  ----------          --------
Income from investment operations
 Net investment income (loss)                                          (0.06)             0.04
 Net realized and unrealized gain on investments                        2.15              3.67
                                                                  ------------        --------
 Total from investment operations                                       2.09              3.71
                                                                  ------------        --------
Less distributions
 From net realized capital gain                                        (1.02)            (0.63)
                                                                  ------------        ----------
 Total distributions                                                   (1.02)            (0.63)
                                                                  ------------        ----------
Net asset value, end of period                                    $    22.01          $  20.94
                                                                  ============        ==========
Total Return*                                                          10.49 %           21.59 %
Ratios / Supplemental Data
Net assets, end of period (in thousands)                          $   57,092          $   46,556
Ratio of expenses to average net assets                                 1.83% (a)           1.89%
Ratio of expenses to average net asset excluding waiver                 1.83% (a)           1.89%
Ratio of net investment income (loss) to average net assets            (0.48%)(a)           0.07%
Portfolio turnover rate                                                   75%                128%
Average commission rate on portfolio transactions                 $   0.0259          $   0.0319



                                                                      Year               Year             Year
                                                                     Ended              Ended             Ended
                                                                     9/30/96           9/30/95         9/30/94 (b)
Per Share Operating Performance
Net asset value, beginning of period                              $    15.88          $  14.23       $   14.18
                                                                    --------          --------       ----------
Income from investment operations
 Net investment income (loss)                                          (0.04)             0.05           (0.01)
 Net realized and unrealized gain on investments                        2.82              1.60            0.06
                                                                    ---------          --------       ---------
 Total from investment operations                                       2.78              1.65            0.05
                                                                    ---------          --------       ---------
Less distributions
 From net realized capital gain                                        (0.80)                -               -
                                                                    ---------          --------       ---------
 Total distributions                                                   (0.80)                -               -
                                                                    ---------          --------       ---------
Net asset value, end of period                                    $    17.86          $  15.88       $   14.23
                                                                    =========           ========       ========
Total Return*                                                          18.40%            11.60%           0.35%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                          $   13,098          $  6,854       $   8,882
Ratio of expenses to average net assets                                 1.95%             2.06%           2.09% (a)
Ratio of expenses to average net asset excluding waiver                 1.95%             2.11%           3.18% (a)
Ratio of net investment income (loss) to average net assets            (0.21%)            0.26%          (0.10%)(a)
Portfolio turnover rate                                                  130%              155%              2%
Average commission rate on portfolio transactions                 $   0.0320

(a) Annualized.
(b) For the period from March 29, 1994 (commencement of operations), to September 30, 1994.
 * Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Perpetual Global Portfolio
--------------------------------------------------------------------------------

Financial Highlights
Class B Shares



                                                                Six Months            Year
                                                               Ended 3/31/98          Ended
                                                                (Unaudited)          9/30/97
Per Share Operating Performance
Net asset value, beginning of period                          $    20.32           $  17.46
                                                              ----------           --------
Income from investment operations
 Net investment loss                                               (0.11)             (0.02)
 Net realized and unrealized gain on investments                    2.05               3.51
                                                              ------------         ---------
 Total from investment operations                                   1.94               3.49
                                                              ------------         ---------
Less distributions
 From net realized capital gain                                    (1.02)             (0.63)
                                                              ------------         ---------
 Total distributions                                               (1.02)             (0.63)
                                                              ------------         ---------
Net asset value, end of period                                $    21.24           $  20.32
                                                              ============         =========
Total Return*                                                      10.11%             20.74%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                      $    102,513         $   89,030
Ratio of expenses to average net assets                               2.57% (a)          2.64%
Ratio of expenses to average net asset excluding waiver               2.57% (a)          2.64%
Ratio of net investment loss to average net assets                   (1.22%)(a)         (0.68%)
Portfolio turnover rate                                                 75%               128%
Average commission rate on portfolio transactions             $     0.0259         $   0.0319



                                                               Year          Year             Year
                                                               Ended         Ended           Ended
                                                              9/30/96       9/30/95       9/30/94 (c)
Per Share Operating Performance
Net asset value, beginning of period                        $  15.67       $  14.15      $     14.18
                                                            --------       --------      -----------
Income from investment operations
 Net investment loss                                           (0.05)         (0.05)           (0.04)
 Net realized and unrealized gain on investments                2.64           1.57             0.01
                                                            ---------      --------      -----------
 Total from investment operations                               2.59           1.52            (0.03)
                                                            ---------      --------      -----------
Less distributions
 From net realized capital gain                                 (0.80)            -                -
                                                            ---------      --------      -----------
 Total distributions                                            (0.80)            -                -
                                                            ---------      --------      -----------
Net asset value, end of period                              $   17.46      $  15.67      $     14.15
                                                            =========      ========      ===========
Total Return*                                                   17.39%        10.74%           (0.21%)
Ratios / Supplemental Data
Net assets, end of period (in thousands)                    $  42,131      $ 12,667      $     7,987
Ratio of expenses to average net assets                          2.70%         2.72%            2.79%)(a)
Ratio of expenses to average net asset excluding waiver          2.70%         2.79%            3.93%)(a)
Ratio of net investment loss to average net assets              (0.91%)       (0.40%)          (0.82%)(a)
Portfolio turnover rate                                           130%          155%               2%
Average commission rate on portfolio transactions           $  0.0320

Class Y Shares


                                                                  Period
                                                             Ended 3/31/98 (d)
                                                                (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period                          $   18.60
                                                              ---------
Income from investment operations
 Net investment loss                                              (0.06)
 Net realized and unrealized gain on investments                   3.62
                                                              -----------
 Total from investment operations                                  3.56
                                                              -----------
Less distributions
 From net realized capital gain                                   (0.15)
                                                              -----------
 Total distributions                                              (0.15)
                                                              -----------
Net asset value, end of period                                $   22.01
                                                              ===========
Total Return*                                                     18.32%
Ratios / Supplemental Data
Net assets, end of period                                     $   1,175
Ratio of expenses to average net assets                            1.64% (a)
Ratio of expenses to average net asset excluding waiver            1.64% (a)
Ratio of net investment loss to average net assets                (0.56%)(a)
Portfolio turnover rate                                              75%
Average commission rate on portfolio transactions             $  0.0259


(a) Annualized.
(c) For the period from March 29, 1994 (commencement of operations) to September 30, 1994.
(d) For the period from November 19, 1997 (initial offering of Class Y
    Shares) to March 31, 1998.
*   Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Capital Growth Portfolio
Managers' Commentary: The Large-Capitalization Quality Growth Management Team March 31, 1998
--------------------------------------------------------------------------------

Economic Overview
The S&P 500 gained 17.2% during the six-month period ended March 31, 1998.* The first quarter of this year alone marked the index's thirteenth consecutive quarterly gain. The 1990s marked the best bull market of this century next to the meteoric market rise of the 1920s. Compared with its long-term average annual return of 11%, the S&P 500 has provided an annualized return of nearly 19% since this move began in September 1990.


As always after such extended runs, the stock market is starting to appear more speculative. Investors pouring money into the market have combined with price momentum in a self-perpetuating cycle: rising prices attract more money, which in turn pushes prices higher. Certain stocks are moving up dramatically on no substantive news and valuation is an increasingly less important consideration.



More games are being played in the market today than in a long while. Bidding up stocks after stock-split announcements has evolved into a huge force despite the fact that these events are devoid of any intrinsic value. This phenomenon is equivalent to paying more than $100 for two $50s. Of course, none of the practitioners sees it so simply. Each understandably has much more elaborate stock-split theories. Many of these same speculators are driving the prices of certain "hype" stocks to extraordinary levels. Some internet companies are trading at more than 100 times next year's estimated earnings - assuming earnings are even expected. These emerging internet businesses are experiencing tremendous revenue growth, but an equal amount of profit uncertainty. They do, however, have price momentum and enthralling stories, qualities that currently outweigh more fundamental considerations such as valuation and risk.


The speculative forces have not confined themselves to trading games and emerging technologies. In fact, these forces have reached the bluest of the blue chip stocks. Coca-Cola, Gillette, Microsoft, Lucent, and Pfizer are currently trading at 50 or more times their earnings, with many more not far below these levels. The last time select blue chip stocks traded at these multiples was during the "one-decision" era in the early 1970s. The painful aftermath of that episode compelled investors later to decry it as blatantly speculative and emblematic of the herd mentality that dominates market extremes. The latest edition of a popular financial magazine has three columnists each aggressively recommending purchase of these mega-blue chips, based on money flow arguments - that is, the money has no place else to go. Amazingly, each of the columnists was there during the last 1950s debacle.
Twenty-five years must bury a lot of memories.


In its inevitable, irresistible way, the stock market is doling out plenty of hanging rope. Our best guess is that it is not over yet. The momentum and the money flows are truly extraordinary. If history is a reliable guide, the speculation could get much more intense.



The Capital Growth Portfolio**
Our fund has performed relatively well over the past three years as the market has skyrocketed; our returns have generally been in line with or better


  *  See notes to Performance Comparison, page 27.
 ** While the management team will endeavor to invest the Portfolio according to their proprietary process, there is no guarantee of investment success.

Mentor Capital Growth Portfolio
Managers' Commentary: The Large-Capitalization Quality Growth Management Team March 31, 1998
--------------------------------------------------------------------------------

than our peers and the S&P 500. Most importantly, we believe that we have done so with meaningfully less risk. The volatility of our returns has been considerably less than the S&P 500 and the average growth manager. We attempt to control portfolio risk through the careful selection of financially strong companies that have developed leading competitive positions in attractive industries and trade at reasonable valuations relative to the S&P 500. This disciplined quality-growth-at-a-reasonable-price approach makes us particularly averse to speculation. While we are feeling increasingly out of sync with the prevailing mood, our objective view positions us well for the time when the market environment becomes less forgiving. We will not be immune to the next downturn, but we will not look back feeling foolish.

                            Performance Comparison
Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class A and Class B Shares and the S&P 500.~

[GRAPH]

                A Shares           B Shares         S&P 500
                --------           -------         ---------
4/29/92        $ 9,450            $10,000          $10,000
9/30/92          9,524             10,061           10,215
9/30/93         10,306             10,818           11,543
9/30/94         10,165             10,601           11,965
9/30/95         12,216             12,443           15,521
9/30/96         15,185             15,532           18,680
9/30/97         20,467             20,928           26,236
3/31/98         24,647             25,100           30,753

                      Average Annual Returns as of 3/31/98
                            Including Sales Charges

                 1-Year                     Since Inception+++
                 ------                     ------------------
Class  A         39.03%                           16.44%
Class B          42.49%                           30.97%



Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

  + Represents a hypothetical investment of $10,000 in Mentor Capital Growth Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares of rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

 ++ Represents a hypothetical investment of $10,000 in Mentor Capital Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Capital Growth Portfolio Class A and Class B Shares from the date of commencement of operations on 4/29/92 through 3/31/98.

Mentor Capital Growth Portfolio
March 31, 1998
--------------------------------------------------------------------------------

                            Performance Comparison


Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class Y Shares and the S&P 500.~

[GRAPH]
                          Y-Shares            S&P 500
                          --------            -------
11/19/97                 $10,000             $10,000
11/30/97                  10,000              10,462
12/31/97                  10,300              10,642
 1/31/98                  10,430              10,760
 2.28/98                  11,336              11,536
 3/31/98                  11,835              12,127

                           Total Returns as of 3/31/98

                       1-Year                 Since Inception++
                       ------                 -----------------
Class Y Shares           n/a                      18.35%





Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

  + Represents a hypothetical investment of $10,000 in Mentor Capital Growth Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

 ++ Reflects operations of Mentor Capital Growth Portfolio Class Y from the date of issuance on 11/19/97 through 3/31/98.

Mentor Capital Growth Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------




                                  Shares      Market Value

Common Stocks - 93.05%
Basic Materials -  9.83%
Bemis Company, Inc.            212,900       $9,607,113
Morton International, Inc.     268,400        8,806,875
Sonoco Products Company        228,550        9,156,284
                                             ----------
                                             27,570,272
                                             ----------
Capital Goods
& Construction - 9.75%
AlliedSignal, Inc.             210,000        8,820,000
Illinois Tool Works            145,000        9,388,750
W.W. Grainger, Inc.             88,800        9,129,750
                                             ----------
                                             27,338,500
                                             ----------
Consumer Cyclical - 13.20%
Chancellor Media
   Corporation *               211,000        9,679,625
Federated Department
   Stores *                    173,000        8,963,563
Interpublic Group Company      143,650        8,924,256
Newell Company                 195,100        9,450,156
                                             ----------
                                             37,017,600
                                             ----------
Consumer Staples - 13.17%
Bristol Myers Squibb
   Company                      84,500        8,814,405
McDonald's Corporation         152,700        9,162,000
Sherwin Williams Company       264,800        9,400,400
Sysco Corporation              373,300        9,565,813
                                             ----------
                                             36,942,618
                                             ----------
Financial - 21.89%
American Express Company        95,100        8,731,369
Banc One Corporation           145,069        9,175,616
Federal National Mortgage
   Association                 115,000        7,273,750
General RE Corporation          40,800        9,001,500
NationsBank Corporation        131,800        9,613,163
Norwest Corporation            204,100        8,482,906
UNUM Corporation               165,200        9,116,975
                                             ----------
                                             61,395,279
                                             ----------
Health - 6.41%
Johnson & Johnson              123,100        9,024,768
Schering - Plough
   Corporation                 109,400        8,936,613
                                             ----------
                                             17,961,381
                                             ----------
Technology - 15.98%
Automatic Data Processing      138,000        9,392,625
Computer Sciences
   Corporation                 170,000        9,350,000
Emerson Electric Company       129,400        8,435,263
Sun Microsystems, Inc. *       203,000        8,468,904
WorldCom, Inc.                 213,000        9,172,313
                                             ----------
                                             44,819,105
                                             ----------







                                       Shares or
                                       Principal
                                        Amount         Market Value


Common Stocks (continued)
Transportation & Services - 2.82%
Werner Enterprises, Inc.                309,650      $  7,896,075
                                                     ------------
Total Common Stocks (cost
$   201,812,749)                                      260,940,830
                                                     ------------
Short-Term Investment - 5.98%
Repurchase Agreement
Goldman Sachs & Company
   Dated 03/31/98,  6.05%, due
   04/01/98,  collateralized by
   $16,927,622  Federal Home Loan
   Mortgage Corporation, 7.00%,
   11/01/27, market value
   $17,123,347 (cost $16,754,689)   $16,754,689        16,754,689
                                                     ------------
Total Investments
   (cost $218,567,438)-99.03%                         277,695,519
                                                     ------------
Other Assets less Liabilities-0.97%                     2,720,271
                                                     ------------
Net Assets - 100.00%                                 $280,415,790
                                                     ============


* Non-income producing.



Investment Transactions
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $174,400,038 and $127,187,867, respectively.



Income Tax Information
At March 31, 1998, the aggregated cost of investment securities for federal income tax purposes was $218,567,438. Net unrealized appreciation aggregated $59,128,081, of which $59,530,633, related to appreciated investment securities and $402,552, related to depreciated investment securities.


See notes to financial statements.

Mentor Capital Growth Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

March 31, 1998 (Unaudited)



Assets
Investments, at market value (Note 2)
Investment securities                                $ 260,940,830
Repurchase agreements                                  16,754,689
                                                      -------------
  Total investments
     (cost $218,567,438)                              277,695,519
Collateral for securities
   loaned (Note 2)                                     11,292,506
Receivables
  Investments sold                                      1,460,701
  Fund shares sold                                      2,599,801
  Dividends and interest                                  121,495
                                                      -------------
  Total assets                                        293,170,022
                                                      -------------
Liabilities
Payables
  Investments purchased             $  266,859
  Securities loaned (Note 2)        11,292,506
  Fund shares redeemed               1,090,799
Accrued expenses and other
  liabilities                          104,068
                                    ----------
  Total liabilities                                    12,754,232
                                                      -------------
Net Assets                                          $ 280,415,790
                                                      =============
Net Assets represented by: (Note 2)
  Additional paid-in capital                        $ 201,914,130
  Accumulated net investment
     loss                                                (487,548)
  Accumulated net realized gain
     on investment transactions                        19,861,127
  Net unrealized appreciation of
     investments                                       59,128,081
                                                      -------------
Net Assets                                          $ 280,415,790
                                                      =============
Net Asset Value per Share
Class A Shares                                      $       24.68
Class B Shares                                      $       23.69
Class Y Shares                                      $       24.68
Offering Price per Share
Class A Shares                                      $       26.19(a)
Class B Shares                                      $       23.69
Class Y Shares                                      $       24.68
Shares Outstanding
Class A Shares                                          4,336,580
Class B Shares                                          7,318,348
Class Y Shares                                                 49
                                                      -------------
     Total Shares Outstanding                          11,654,977
                                                      =============


(a) Computation of offering price: 100/94.25 of net asset value.


See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 1998 (Unaudited)


Investment income
Dividends                                                $  1,259,710
Interest                                                      304,029
                                                         ------------
  Total investment income
     (Note 2)                                               1,563,739
Expenses
Management fee (Note 3)                 $  856,388
Distribution fee (Note 3)                  497,929
Shareholder service fee (Note 5)           267,621
Transfer agent fee (Note 3)                141,033
Administration fee (Note 4)                107,048
Shareholder reports and postage
   expenses                                 25,758
Registration expenses                       22,151
Custodian and accounting
   fees (Note 3)                            16,603
Legal fees                                   3,751
Directors' fees and expenses                 2,953
Audit fees                                   2,048
Miscellaneous                               85,059
                                        ----------
  Total expenses                                            2,028,342
                                                         ------------
Net investment income                                        (464,603)
                                                         ------------
Realized and unrealized gain on
   investments
Net realized gain on
   investments (Note 2)                 22,513,626
Change in unrealized appreciation
   on investments                       20,391,057
                                        ----------
Net gain on investments                                    42,904,683
                                                         ------------
Net increase in net assets resulting
   from operations                                       $ 42,440,080
                                                         ============


See notes to financial statements.

Mentor Capital Growth Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                               Six Months
                                                                             Ended 3/31/98       Year Ended
                                                                              (Unaudited)         9/30/97

Net Increase in Net Assets
Operations
 Net investment income (loss)                                                $    (464,603)    $      55,807
 Net realized gain on investments                                               22,513,626        14,469,617
 Change in unrealized appreciation on investments                               20,391,057        24,877,344
                                                                             -------------     -------------
 Increase in net assets resulting from operations                               42,440,080        39,402,768
                                                                             -------------     -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                          (29,703)                -
  Class B                                                                          (52,910)                -
 From net realized gain on investments
  Class A                                                                       (5,934,345)       (4,657,749)
  Class B                                                                      (10,485,734)      (10,198,967)
  Class Y                                                                              (12)                -
                                                                             -------------     -------------
  Total distributions to shareholders                                          (16,502,704)      (14,856,716)
                                                                             -------------     -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                   88,774,399        61,493,267
 Reinvested distributions                                                       16,089,695        14,535,885
 Shares redeemed                                                               (29,675,188)      (21,387,389)
                                                                             -------------     -------------
 Change in net assets resulting from capital share transactions                 75,188,906        54,641,763
                                                                             -------------     -------------
 Increase in net assets                                                        101,126,282        79,187,815
Net Assets
 Beginning of period                                                           179,289,508       100,101,693
                                                                             -------------     -------------
 End of period (including accumulated undistributed net investment income
  (loss) of ($487,548) and $59,668, respectively)                            $ 280,415,790     $ 179,289,508
                                                                             =============     =============

See notes to financial statements.


Financial Highlights
Class A Shares



                                                                  Six Months        Year
                                                                Ended 3/31/98       Ended
                                                                 (Unaudited)       9/30/97

Per Share Operating Performance
Net asset value, beginning of period                             $  22.42       $  19.36
                                                                 --------       ---------
Income from investment operations
 Net investment income (loss)                                       (0.06)         (0.02)
 Net realized and unrealized gain (loss) on investments              4.26           5.87
                                                                 ----------     ----------
 Total from investment operations                                    4.20           5.85
                                                                 ----------     ----------
Less distributions
 From net investment income                                            --             --
 From net realized capital gain                                     (1.94)         (2.79)
                                                                 ----------     ----------
 Total distributions                                                (1.94)         (2.79)
                                                                 ----------     ----------
Net asset value, end of period                                   $  24.68       $  22.42
                                                                 ==========     ==========
Total Return*                                                       20.43%         34.78%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                         $107,031       $ 65,703
Ratio of expenses to average net assets                              1.40%(a)       1.41%
Ratio of expenses to average net asset excluding waiver              1.40%(a)       1.41%
Ratio of net investment income (loss) to average net assets          0.03%(a)       0.53%
Portfolio turnover rate                                                61%            64%
Average commission rate on portfolio transactions                $ 0.0689     $   0.0697



                                                                  Year         Year         Year         Year
                                                                  Ended        Ended        Ended        Ended
                                                                 9/30/96      9/30/95      9/30/94      9/30/93

Per Share Operating Performance
Net asset value, beginning of period                          $  16.02       $  14.88     $  15.26     $  14.21
                                                              ---------      --------     --------     --------
Income from investment operations
 Net investment income (loss)                                    0.11           0.02          0.09        0.14
 Net realized and unrealized gain (loss) on investments          3.73           2.91         (0.30)       1.02
                                                              ---------      --------     --------     --------
 Total from investment operations                                3.84           2.93         (0.21)       1.16
                                                              ---------      --------     --------     --------
Less distributions
 From net investment income                                        --              --        (0.04)      (0.11)
 From net realized capital gain                                 (0.50)          (1.79)       (0.13)          --
                                                              ----------     --------     --------     --------
 Total distributions                                            (0.50)          (1.79)       (0.17)      (0.11)
                                                              ----------     --------     --------     --------
Net asset value, end of period                                $ 19.36       $   16.02     $  14.88     $ 15.26
                                                              ==========     ========     ========     ========
Total Return*                                                   24.63%          20.18%       (1.37%)      8.21%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                      $31,889       $  29,582     $ 21,181     $31,360
Ratio of expenses to average net assets                          1.43%           1.87%        1.70%       1.49%
Ratio of expenses to average net asset excluding waiver          1.43%           1.87%        1.70%       1.59%
Ratio of net investment income (loss) to average net assets      0.51%           0.27%        0.53%       0.96%
Portfolio turnover rate                                            98%            157%         149%        192%
Average commission rate on portfolio transactions             $0.0688

(a) Annualized.
*   Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Capital Growth Portfolio
--------------------------------------------------------------------------------

Financial Highlights
Class B Shares



                                               Six Months          Year
                                             Ended 3/31/98        Ended
                                              (Unaudited)        9/30/97


Per Share Operating Performance
Net asset value, beginning of period         $   21.68         $  18.92
                                             ---------         ----------
Income from investment operations
 Net investment income (loss)                    (0.03)             --
 Net realized and unrealized gain
  (loss) on investments                           3.98            5.55
                                             -----------       ----------
Total from investment operations                  3.95            5.55
                                             -----------       ----------
Less distributions
 Dividends from net investment
  income                                           --              --
 Distributions in excess of net
  investment income                                --              --
 Distributions from net realized
  capital gain                                   (1.94)          (2.79)
                                             -----------       ----------
Total distributions                              (1.94)          (2.79)
                                             -----------       ----------
Net asset value, end of period               $   23.69         $  21.68
                                             ===========       ==========
Total Return*                                    19.93%           33.88%
Ratios / Supplemental Data
Net assets, end of period (in
 thousands)                                  $   173,384       $113,587
Ratio of expenses to average net assets             2.14%(a)       2.16%
Ratio of expenses to average net asset
 excluding waiver                                   2.14% (a)      2.16%
Ratio of net investment income (loss)
 to average net assets                             (0.71%)(a)     (0.22%)
Portfolio turnover rate                               61%            64%
Average commission rate on portfolio
 transactions                                 $   0.0689        $0.0697


                                               Year          Year          Year         Year
                                               Ended         Ended        Ended         Ended
                                              9/30/96       9/30/95      9/30/94       9/30/93

Per Share Operating Performance
Net asset value, beginning of period        $  15.79       $  14.80     $  15.23      $  14.22
                                            --------       --------     --------      --------
Income from investment operations
 Net investment income (loss)                 (0.04)           0.25        (0.04)         0.05
 Net realized and unrealized gain
  (loss) on investments                        3.67            2.53        (0.26)         1.02
                                            ---------      --------     --------      --------
Total from investment operations               3.63            2.78        (0.30)         1.07
                                            ---------      --------     --------      --------
Less distributions
 Dividends from net investment
  income                                           --            --           --         (0.05)
 Distributions in excess of net
  investment income                                --            --           --         (0.01)
 Distributions from net realized
  capital gain                                (0.50)          (1.79)       (0.13)           --
                                            ---------      --------     --------      --------
Total distributions                           (0.50)          (1.79)       (0.13)        (0.06)
                                            ---------      --------     --------      --------
Net asset value, end of period              $ 18.92       $   15.79     $  14.80      $  15.23
                                            =========      ========     ========      ========
Total Return*                                 23.64%          19.26%       (2.00%)        7.52%
Ratios / Supplemental Data
Net assets, end of period (in
 thousands)                                 $68,213        $ 57,648     $ 41,106      $ 57,030
Ratio of expenses to average net assets        2.18%           2.56%        2.46%         2.24%
Ratio of expenses to average net asset
 excluding waiver                              2.18%           2.56%        2.46%         2.34%
Ratio of net investment income (loss)
 to average net assets                        (0.24%)         (0.41%)      (0.22%)        0.21%
Portfolio turnover rate                          98%            157%         149%          192%
Average commission rate on portfolio
 transactions                               $0.0688

Class Y Shares



                                              Period Months
                                            Ended 3/31/98 (b)
                                               (Unaudited)


Per Share Operating Performance
Net asset value, beginning of period           $  20.89
                                               --------
Income from investment operations
 Net investment income                             0.01
 Net realized and unrealized gain on
  investments                                      4.03
                                               --------
 Total from investment operations                  4.04
                                               --------
Less distributions
 From net realized capital gain                   (0.25)
                                               ---------
 Total distributions                              (0.25)
                                               ---------
Net asset value, end of period                 $  24.68
                                               =========
Total Return*                                     18.35%
Ratios / Supplemental Data
 Net assets, end of period                     $  1,200
 Ratio of expenses to average net assets           1.16%(a)
 Ratio of expenses to average net asset
 excluding waiver                                  1.16%(a)
 Ratio of net investment income to
 average net assets                                0.00%(a)
 Portfolio turnover rate                             61%
 Average commission rate on portfolio
 transactions                                  $ 0.0689


(a) Annualized.
(b) For the period from November 19, 1997 (initial offering of Class Y Shares) to March 31, 1998. * Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Strategy Portfolio
Managers' Commentary: The Tactical Asset Allocation Team
March 31, 1998
--------------------------------------------------------------------------------

The Asset Allocation Process*
Our asset allocation process has had a long history of analyzing historical relationships and comparing them to current conditions to determine what mixture of stocks, bonds, and cash may be the most profitable for the coming one to two years.


In May, 1996 our model began to indicate that bonds should be added to the Strategy Portfolio. As the stock market continued to soar, and bond yields remained dormant, the model stressed that stocks have rarely been more over-valued, relative to bonds, or even to Treasury bills. As a result, our most recent allocation, initially assumed in December, 1997, is an unusually heavy weighting of 32% bonds, supplementing 15% cash reserves. That produces, of course, a 53% weighting for stocks.


The Stock Market
We now find the S&P 500 with a price/earnings ratio of 28x trailing 12-month earnings, the highest in U.S. history.** In December, 1997, we would never have believed that the S&P 500 would be up at all, much less the 14% of the first quarter. Now we find that in the wake of the Asian Pacific crisis, and obvious profit problems in basic industry and technology companies, analysts are
predicting  that  first-quarter   earnings  will  be  down  0.4%.  The  Commerce
Department just released statistics to show that earnings for all domestic companies have actually been down 2% in the most recent year. And despite all this, large-cap. stocks continue to soar. Historical relationships have, at least temporarily, been rendered useless.

Deviations from normal historical relationships, though not as dramatic as today, have occurred from time to time in the past, and have always eventually returned to norm. Each of these periods of abnormality has raised speculation that the stock market has entered a new paradigm. Never has there been as heavy a barrage of large-cap. mergers, acquisitions, and stock buy-backs as the market is experiencing today. The tumult in much of the Asian Pacific and Eastern European countries is causing huge amounts of investment dollars from those arenas to seek a safe haven, like the U.S. It is impossible to tell when these conditions will return to normal.


The Portfolio
Despite good performance in the equity segment of our Portfolio, the overall performance of our Portfolio has been greatly diminished by our low 53% commitment to stocks. We continue, however, to believe that investors must use the lessons of history to guide their investment decisions, even though relative performance can suffer during these abnormal periods.

There are signs that temporarily this bull market is finally seeing upside resistance, and that the huge excess corporate cash involved in the merger, acquisition, and stock buy-backs will be negatively affected in the next few months. If that is the case, and if second quarter earnings do prove as disappointing as we expect, today's defensive strategy will prove to be very comforting.


* While the managers will endeavor to invest the Portfolio according to their porprietary process, there is no guarantee of investment success.
** See notes to Performance Comparison, page 33.

Mentor Strategy Portfolio
March 31, 1998
--------------------------------------------------------------------------------


                            Performance Comparison

[GRAPH]

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class A Shares and the S&P 500.~

                            Class A                  S&P 500~
                            --------                 --------
 6/5/95                    $ 9,425                    $10,000
6/30/95                      9,695                     10,235
9/30/95                     10,554                     10,890
9/30/96                     12,747                     13,291
9/30/97                     14,273                     18,668
3/31/98                     14,913                     21,882

                      Average Annual Returns as of 3/31/98
                            Including Sales Charges

                             1-Year              Since Inception**
                             ------              -----------------
Class A                      17.13%                  15.21%


Past performance does not guarantee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures represent change in investment value after reinvesting all distributions.


 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance.


 * Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


** Reflects operations of Mentor Strategy Portfolio Class A from the date of issuance on 6/5/95 through 3/31/98.

Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class B Shares and the S&P 500.~

[GRAPH]

                        Class B           S&P 500
                        -------           -------
10/29/93               $10,000           $10,000
12/31/93                10,160            10,024
12/31/94                 9,798            10,157
 9/30/95                12,175            13,180
 9/30/96                14,125            15,860
 9/30/97                15,838            22,275
 3/31/98                16,589            26,111

                      Average Annual Returns as of 3/31/98
                            Including Sales Charges

                       1-Year                 Since Inception+
                       ------                 ----------------
Class b                19.35%                    12.11%




 *** Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The ending value of the Class B Shares reflects a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


    + Reflects operations of Mentor Strategy Portfolio Class B from the date of commencement of operations on 10/29/93 through 3/31/98.

Mentor Strategy Portfolio
March 31, 1998
--------------------------------------------------------------------------------

                            Performance Comparison

[GRAPH]


Comparison of change of value of hypothetical $10,000 investment in Mentor Strategy Portfolio Class Y Shares and the S&P 500.~

                    Class Y                 S&P 500~
                   --------                 --------
11/19/97          $10,000                  $10,000
11/30/97           10,000                   10,462
12/31/97           10,060                   10,642
 1/31/98            9,980                   10,760
 2/28/98           10,400                   11,536
 3/31/98           10,707                   12,127

                          Total Returns as of 3/31/98

                     1-Year             Since Inception**
                     ------             -----------------
Class Y                n/a                   7.07%




Past performance does not guarantee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures represent change in investment value after reinvesting all distributions.


 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Portfolio's performance.


 * Represents a hypothetical investment of $10,000 in Mentor Strategy Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


** Reflects operations of Mentor Strategy Portfolio Class Y from the date of issuance on 11/19/97 through 3/31/98.

Mentor Strategy Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------






                                     Shares         Market Value


Common Stocks - 54.58%
Basic Materials - 1.02%
Southdown, Inc.                     34,250        $  2,386,796
United Stationers, Inc.             8,500              525,406
                                                  ------------
                                                     2,912,202
                                                  ------------
Capital Goods &
  Construction - 2.22%
Applied Power, Inc.-
   Class A                         12,600              485,100
Centex Corporation                 27,800            1,059,875
Clayton Homes                      41,300              836,325
Kuhlman Corporation                35,400            1,723,537
Oakwood Homes                      21,200              776,450
Paccar, Inc.                       24,100            1,435,456
                                                  ------------
                                                     6,316,743
                                                  ------------
Commercial Services - 1.34%
Comdisco, Inc.                     40,500            1,766,813
Omnicom Group, Inc.                43,800            2,061,338
                                                  ------------
                                                     3,828,151
                                                  ------------
Consumer Cyclical - 7.21%
Best Buy Company, Inc. *            9,800              652,925
Bowne & Company                    31,100            1,286,762
Chrysler Corporation               19,200              798,000
Ford Motor Company                 13,600              881,450
General Motors
   Corporation                     11,000              741,813
Jacor Communications, Inc. *       37,300            2,200,700
McGraw-Hill Companies               9,100              692,169
Royal Caribbean Cruises,
   Limited                         26,400            1,849,650
Sinclair Broadcast Group *         47,800            2,754,475
Time Warner                        25,800            1,857,600
Tribune Company                    35,300            2,488,650
Walt Disney Company                13,000            1,387,750
Young Broadcasting *               59,900            2,995,000
                                                  ------------
                                                    20,586,944
                                                  ------------
Consumer Staples - 1.35%
Express Scripts - Class A *        38,000            3,221,687
Sysco Corporation                  24,400              625,250
                                                     3,846,937
                                                  ------------
Energy - 0.98%
TransCanada Pipelines,
   Limited                         36,400              859,950
Westcoast Energy                   34,800              852,600
Williams Companies                 33,500            1,072,000
                                                  ------------
                                                     2,784,550
                                                  ------------
  Financial - 9.92%
Associated Banc-Corporation        32,000            1,726,000
Charter One Financial, Inc.        46,606            3,105,125
Dime Bancorp, Inc.                 61,700            1,854,856





                                     Shares         Market Value

Common Stocks (continued)
Financial (continued)
First Republic Bancorp, Inc.       46,300         $  1,666,800
Marsh & McLennan
   Companies, Inc.                  9,800              855,663
North Fork Bancorp                 74,500            2,877,563
Northern Trust Corporation         35,200            2,631,200
Old Republic International
   Corporation                     61,700            2,734,081
Onbancorp, Inc.                    23,400            1,620,450
Price (T. Rowe) &
   Associates, Inc.                35,000            2,463,125
Synovus Financial
   Corporation                     38,200            1,418,175
Travelers Group, Inc.              45,300            2,718,000
U.S. Bancorp                       20,900            2,607,275
                                                  ------------
                                                    28,278,313
                                                  ------------
Health - 3.76%
Health Management
   Association - Class A *         55,350            1,584,394
McKesson Corporation               58,400            3,372,600
Paragon Health Network             54,333            1,079,868
Sunrise Assisted Living *          40,800            1,825,800
Watson Pharmacueticals *           79,100            2,847,600
                                                  ------------
                                                    10,710,262
                                                  ------------
Retail - 7.83%
American Eagle Outfitters *        65,100            2,864,400
Costco Companies, Inc. *           91,000            4,857,125
Family Dollar Stores, Inc.         85,750            3,258,500
Federated Department
   Stores *                        71,700            3,714,956
G & K Services - Class A            6,800              298,350
Gap, Inc.                          27,825            1,252,125
Linens 'n Things, Inc. *           25,300            1,389,919
Safeway, Inc. *                    61,600            2,275,350
TJX Companies, Inc.                53,200            2,407,300
                                                  ------------
                                                    22,318,025
                                                  ------------
Technology - 11.67%
AFC Cable System, Inc. *           54,500            2,118,688
Affiliated Computer Services-
   Class A *                       35,300            1,171,519
Airtouch Communications *         122,500            5,994,844
Applied Graphics
   Technology *                    41,800            2,011,656
AT&T Corporation                   22,800            1,496,250
BCE, Inc.                          35,600            1,486,300
CACI International *               54,500            1,199,000
Computer Task Group                14,400              593,100
Dell Computer
   Corporation *                   37,000            2,504,437
EMC Corporation *                  28,400            1,073,875

Mentor Strategy Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------




                                 Shares    Market Value

Common Stocks (continued)
Technology (continued)
ICG Communications *            38,000    $1,415,500
Intelligroup, Inc. *            70,200     1,136,362
Kellstrom Industries, Inc. *   128,900     3,246,669
Mobile Telecom Technical
   Corporation *                63,000     1,409,625
OfficeMax *                     30,800       550,550
Sprint Corporation              23,900     1,617,731
Telefonica de Espana            11,900     1,573,775
Torchmark                       58,600     2,684,613
                                          ----------
                                          33,284,494
                                          ----------
Transportation - 2.69%
Airborne Freight
   Corporation                  57,000     2,144,625
Alaska Airgroup                 30,800     1,668,975
American Classic Voyages
   Company                      30,900       710,700
AMR Corporation                  9,300     1,331,644
Continental Airlines -
   Class B *                    30,900     1,817,306
                                          ----------
                                           7,673,250
                                          ----------
Utilities - 2.51%
Conectiv, Inc. - Class A         2,412        81,707
Duke Energy Corporation          7,300       434,806
FPL Group, Inc.                  7,100       456,175
GTE Corporation                 23,700     1,419,038
Illinova Corporation            13,800       416,587
IPALCO Enterprises, Inc.         9,800       441,613
New York State
   Electric & Gas               11,500       458,562
NIPSCO Industries               16,000       448,000
U.S. West Communications
   Group                        24,600     1,346,850
U.S. West Media Group *         47,800     1,661,050
                                          ----------
                                           7,164,388
                                          ----------
Miscellaneous - 2.08%
Carlisle Companies, Inc.        33,400     1,640,775
Delia'S, Inc. *                 45,800     1,099,200
Lennar Corporation              39,962     1,376,191
Rent Way, Inc. *                49,100     1,166,125
Tyco International Limited      12,000       655,500
                                          ----------
                                           5,937,791
                                          ----------







                                          Principal
                                            Amount         Market Value

Common Stocks (continued)
Total Common Stocks
   (cost $112,521,982)                                   $ 155,642,050
                                                         -------------
U.S. Government Securities 33.20%
U.S. Treasury Note, 5.50%,
       1/31/03                         $ 12,000,000         11,912,160
U.S. Treasury Bond, 6.50%,
      11/15/26                           77,523,000         82,736,422
                                                         -------------
Total U.S. Government
   Securities (cost
$    87,088,991)                                            94,648,582
                                                         -------------
Short-Term Investment -  11.08%
Repurchase Agreement
Goldman Sachs & Company
   Dated 03/31/98,  6.05%, due
   04/01/98,  collateralized by
   $31,908,279  Federal Home Loan
   Mortgage Corporation, 7.00%,
   11/01/27, market value $32,227,218,
  (cost $31,581,849)                     31,581,849         31,581,849
                                                         -------------
Total Investments (cost
$   231,192,822)-98.86%                                    281,872,481
                                                         -------------
Other Assets less Liabilities - 1.14%                        3,251,380
                                                         -------------
Net Assets - 100.00%                                     $ 285,123,861
                                                         =============


     * Non-income producing.
(a) American Depository Receipts.




Investment Transactions
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $88,381,538 and $144,726,891, respectively.


Income Tax Information
At March 31, 1998, the aggregated cost of investment securities for federal income tax purposes was $231,192,822. Net unrealized appreciation aggregated $50,679,659, of which $50,806,778, related to appreciated investment securities and $127,119, related to depreciated investment securities.


See notes to financial statements.

Mentor Strategy Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

March 31, 1998 (Unaudited)



Assets
Investments, at market value (Note 2)
Investment securities                                     $ 250,290,632
Repurchase agreements                                       31,581,849
                                                           -------------
  Total investments (cost
     $231,192,822)                                         281,872,481
                                                           -------------
Collateral for securities
   loaned (Note 2)                                          54,376,329
Receivables
  Investments sold                                           1,797,664
  Fund shares sold                                             272,519
  Dividends and interest                                     2,126,104
Deferred expenses (Note 2)                                      15,138
                                                           -------------
     Total assets                                          340,460,235
                                                           -------------
Liabilities
Payables
  Securities loaned (Note 2)            $54,376,329
  Fund shares redeemed                      811,048
Accrued expenses and other
  liabilities                               148,997
                                        -----------
     Total liabilities                                      55,336,374
                                                           -------------
Net Assets                                               $ 285,123,861
                                                           =============
Net Assets represented by: (Note 2)
  Additional paid-in capital                             $ 238,532,347
  Accumulated net investment
     income                                                  1,104,109
  Accumulated net realized loss on
     investment transactions                                (5,192,254)
  Net unrealized appreciation of
     investments                                            50,679,659
                                                           -------------
Net Assets                                               $ 285,123,861
                                                           =============
Net Asset Value per Share
  Class A Shares                                         $       16.05
Class B Shares                                           $       15.65
Class Y Shares                                           $       16.05
Offering Price per Share
Class A Shares                                           $       17.03(a)
Class B Shares                                           $       15.65
Class Y Shares                                           $       16.05
Shares Outstanding
Class A Shares                                               2,157,686
Class B Shares                                              16,006,748
Class Y Shares                                                      67
                                                           -------------
     Total Shares Outstanding                               18,164,501
                                                           =============


(a) Computation of offering price: 100/94.25 of net asset value.


See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 1998 (Unaudited)



Investment income
Dividends                                                 $    622,780
Interest                                                     3,720,968
                                                          ------------
  Total investment income
     (Note 2)                                                4,343,748
Expenses
Management fee (Note 3)                 $1,317,072
Distribution fee (Note 3)                1,020,717
Shareholder service fee (Note 5)           387,373
Transfer agent fee (Note 3)                231,465
Administration fee (Note 4)                154,950
Shareholder reports and postage
   expenses                                 40,040
Custodian and accounting
   fees (Note 3)                            39,628
Registration expenses                       28,555
Organizational expenses                     10,048
Legal fees                                   6,270
Directors' fees and expenses                 5,216
Audit fees                                   3,466
Miscellaneous                               17,240
                                        ----------
  Total expenses                                             3,262,040
                                                          ------------
Net investment income                                        1,081,708
                                                          ------------
Realized and unrealized gain (loss)
   on investments
Net realized loss on
   investments (Note 2)                 (5,098,824)
Change in unrealized appreciation
   on investments                       14,674,155
                                        ----------
Net gain on investments                                      9,575,331
                                                          ------------
Net increase in net assets resulting
   from operations                                        $ 10,657,039
                                                          ============


See notes to financial statements.

<

Mentor Strategy Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                           Six Months
                                                                         Ended 3/31/98        Year Ended
                                                                          (Unaudited)           9/30/97
Net Increase (Decrease) in Net Assets
Operations
 Net investment income                                                   $   1,081,708      $   5,345,384
 Net realized gain (loss) on investments                                    (5,098,824)        54,534,179
 Change in unrealized appreciation on investments                           14,674,155        (24,297,952)
                                                                         -------------      -------------
 Increase in net assets resulting from operations                           10,657,039         35,581,611
                                                                         -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                     (617,602)                 -
  Class B                                                                   (4,725,533)                 -
 From net realized gain on investments
  Class A                                                                   (6,308,214)        (1,531,137)
  Class B                                                                  (48,259,012)       (21,767,428)
                                                                         -------------      -------------
  Total distributions to shareholders                                      (59,910,361)       (23,298,565)
                                                                         -------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                               10,114,698         71,646,650
 Reinvested distributions                                                   58,353,503         22,750,654
 Shares redeemed                                                           (76,527,795)       (73,109,779)
                                                                         -------------      -------------
 Change in net assets resulting from capital share transactions             (8,059,594)        21,287,525
                                                                         -------------      -------------
 Increase (decrease) in net assets                                         (57,312,916)        33,570,571
Net Assets
 Beginning of period                                                       342,436,777        308,866,206
                                                                         -------------      -------------
 End of period (including accumulated undistributed net investement
  income of $1,104,109 and $5,365,536, respectively)                     $ 285,123,861      $ 342,436,777
                                                                         =============      =============

See notes to financial statements.


Financial Highlights
Class A Shares

                                                                  Six Months        Year         Year             Period
                                                                Ended 3/31/98       Ended        Ended             Ended
                                                                 (Unaudited)       9/30/97      9/30/96         9/30/95 (b)
Per Share Operating Performance
Net asset value, beginning of period                              $  18.61      $  17.96     $  15.24         $    13.45
                                                                  --------      ---------    ---------        ----------
Income from investment operations
 Net investment income                                               0.13           0.31         0.08                 --
 Net realized and unrealized gain on investments                     0.56           1.68         2.86                1.79
                                                                  --------      ---------    ---------        -----------
 Total from investment operations                                    0.69           1.99         2.94                1.79
                                                                  --------      ---------    ---------        -----------
Less distributions
 From net investment income                                         (0.29)           --           --                 --
  In excess of net investment income
  From net realized capital gain                                    (2.96)         (1.34)       (0.22)               --
                                                                  --------      ----------   ----------       -----------
  Total distributions                                               (3.25)         (1.34)       (0.22)               --
                                                                  --------      ----------   ----------       -----------
Net asset value, end of period                                    $ 16.05       $  18.61     $  17.96         $    15.24
                                                                  ========      ==========   ==========       ===========
Total Return*                                                        4.48%         11.97        19.36         %    13.31%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                          $34,627       $ 40,552     $ 20,372         $   10,503
Ratio of expenses to average net assets                              1.45%(a)       1.45     %   1.42         %    1.65% (a)
Ratio of net investment income (loss) to average net assets          1.36%(a)       2.29     %   0.62         %   (0.06%)(a)
Portfolio turnover rate                                                32%           192%         125%              122%
Average commission rate on portfolio transactions                 $0.0659       $ 0.0644     $ 0.0669

(a) Annualized.
(b) For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
* Total return does not reflect sales commisions and is not annualized.


See notes to financial statements.

Mentor Strategy Portfolio
--------------------------------------------------------------------------------

Financial Highlights
Class B Shares

                                               Six Months         Year          Year
                                             Ended 3/31/98       Ended         Ended
                                              (Unaudited)       9/30/97       9/30/96
Per Share Operating Performance
Net asset value, beginning of period          $  18.29       $   17.79      $  15.21
                                              --------        ---------     ----------
Income from investment operations
 Net investment income (loss)                     0.05           0.26          (0.03)
 Net realized and unrealized gain (loss)
  on investments                                  0.56           1.58           2.83
                                              --------        ---------     ----------
 Total from investment operations                 0.61           1.84           2.80
                                              --------        ---------     ----------
Less distributions
 From net investment income                      (0.29)            --             --
 From net realized capital gain                  (2.96)         (1.34)         (0.22)
                                              ----------      ----------    ----------
 Total distributions                             (3.25)         (1.34)         (0.22)
                                              ----------      ----------    ----------
Net asset value, end of period                $  15.65       $  18.29       $  17.79
                                              ==========      ==========    ==========
Total Return*                                     4.06%         11.19%         18.48 %
Ratios / Supplemental Data
Net assets, end of period (in thousands)      $250,496       $301,885       $288,494
Ratio of expenses to average net assets           2.20%(a)       2.20%          2.19 %
Ratio of net investment income (loss) to
 average net assets                               0.61%(a)       1.54%         (0.19)%
Portfolio turnover rate                             32%           192%           125%
Average commission rate on portfolio
 transactions                                 $ 0.0659       $ 0.0644       $ 0.0669



                                                 Period           Year            Period
                                                 Ended            Ended           Ended
                                              9/30/95 (c)       12/31/94       12/31/93(d)
Per Share Operating Performance
Net asset value, beginning of period          $    12.24        $  12.70       $    12.50
                                              ----------        --------       ----------
Income from investment operations
 Net investment income (loss)                         --           (0.06)              --
 Net realized and unrealized gain (loss)
  on investments                                    2.97           (0.40)            0.20
                                              ----------        --------       ----------
 Total from investment operations                   2.97           (0.46)            0.20
                                              ----------        --------       ----------
Less distributions
 From net investment income                           --              --               --
 From net realized capital gain                       --              --               --
                                              ----------        --------       ----------
 Total distributions                                  --              --               --
                                              ----------        --------       ----------
Net asset value, end of period                $    15.21        $  12.24       $    12.70
                                              ==========        ========       ==========
Total Return*                                      24.26%          (3.61)%           1.60%
Ratios / Supplemental Data
Net assets, end of period (in thousands)      $  224,643        $ 179,274      $  122,177
Ratio of expenses to average net assets             2.31%(a)        2.19%            2.06%(a)
Ratio of net investment income (loss) to
 average net assets                                 0.02%(a)       (0.54)%           0.08%(a)
Portfolio turnover rate                              122%            143%               0%
Average commission rate on portfolio
 transactions

Class Y Shares


                                                Period
                                           Ended 3/31/98 (e)
                                              (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period          $  15.01
                                              --------
Income from investment operations
 Net investment income                           0.10
 Net realized and unrealized gain on
  investments                                    0.95
                                              --------
 Total from investment operations                1.05
                                              --------
Less distributions
 From net realized capital gain                 (  0.01)
                                              ---------
Net asset value, end of period                $  16.05
                                              =========
Total Return*                                    7.07   %
Ratios / Supplemental Data
Net assets, end of period                     $   1,070
Ratio of expenses to average net assets          1.20   %(a)
Ratio of net investment income (loss) to
average net assets                               1.89   %(a)
Portfolio turnover rate                              32%
Average commission rate on portfolio
transactions                               $     0.0659

(a) Annualized.
(c) For the period from January 1, 1995 to September 30, 1995. (d) For the period from October 29, 1993 (commencement of operations) to December 31, 1993.
(e) For the period from November 19, 1997 (initial offering of Class Y Shares) to March 31, 1998. * Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Income and Growth Portfolio
Managers' Commentary: The Income and Growth Management Team
March 31, 1998
--------------------------------------------------------------------------------

Review of Markets*
The S&P 500 completed its thirteenth consecutive quarter of price appreciation and posted a strong total return of 17.2% for the six-month period ending March 31, 1998. Since the end of 1994, the index has appreciated 140% on a principal basis. The primary drivers of this appreciation have been a significant decline in interest rates and a 30% increase in companies' reported profits. If we look at the last three quarters of 1997 in sequence, however, reported earnings display a deteriorating trend: +3.1%, +0.9%, and -8.8%, respectively.** With regard to the fixed-income markets, the first half of the period was marked by strong performance in the bond market. During the most recent three months (the second half of the period addressed in this report) interest rates were virtually unchanged. This stability was true of all yields along the treasury yield curve and marked a period which was devoid of profound changes in the economic fundamentals which drive bond markets.



Portfolio Performance*
For the six-month period ending March 31, 1998, the Mentor Income & Growth Portfolio returned 7.95% for the A shares and 7.52% for the B shares.



Market Outlook
Economic activity remains strong and GDP (gross domestic product) growth for the first quarter should exceed the expectations that were in place at year-end. Lower interest rates set off another round of mortgage refinancings that has boosted housing activity and consumer durable spending. Economic expansion continues to appear favorable. Low unemployment, upward pressure on wages, declining energy prices, and low interest rates should keep the economy growing. The pace of activity should moderate, however, from the very strong rate of the past couple of quarters, the result of a further deterioration in foreign trade. In addition, it is expected that the strong growth of spending on technology and capital goods should begin to slow. On balance, we are somewhat more optimistic about economic growth than we were last quarter, and currently estimate GDP growth for 1998 of 2.5%.


Despite the strength of the economy, the outlook for inflation continues to improve. Primarily because of the recent sharp drop in oil prices, we are once again revising our inflation forecast downward to 1.1%. The strong dollar and the potential threat of Asian imports also continue to dampen inflationary pressures. Some important areas of the economy, however, are exhibiting upward price pressures, with labor and real estate being the most notable examples. Given the positive outlook for inflation and the emerging surplus in the Federal budget, interest rates are likely to be stable and have the potential to move down modestly.



Portfolio Strategy+
As of March 31, 1998, the asset allocation of the Portfolio was 57% equity, 40% bonds, and 3% cash. We modestly increased equity exposure during the most recent six-month period; however, it remains at the lower end of the expected range. We feel that given the performance of the equity market and the possibility of a slowing in earnings growth, conservative equity commitment is appropriate. The current ratio is still healthy and reflects our underlying view that declining interest rates will help to offset the drag of slowing earnings growth.



Equity Strategy
The Portfolio continues to be most heavily weighted in the industrial & commercial, finance, and

Mentor Income and Growth Portfolio
Managers' Commentary: The Income and Growth Management Team
March 31, 1998
--------------------------------------------------------------------------------

healthcare sectors. During the quarter we continued to increase the weighting of the industrial sector by investing in two new companies and adding to some existing positions. In addition, we modestly reduced the Portfolio's exposure to the finance sector, because of continued strong stock performance.


Given that profit margins are at the levels of historical peaks and that companies are finding it difficult to raise prices because of competitive conditions, wage pressures could negatively affect profit margins and profit comparisons could become more difficult. A growing list of restructuring announcements would confirm this difficulty. Therefore, with the market selling at 28x trailing 12-month earnings, and a fairly flat profit outlook, we believe further progress in the stock market may be dependent on lower interest rates.



Fixed-Income Strategy
As we look further into 1998, we remain convinced that inflation is under control and probably declining, and that as a result, interest rates are still too high. We felt this way before the financial and economic problems in Asia became well known, and those developments simply make the case stronger. We therefore expect to retain the Portfolio's longer-than-benchmark duration in anticipation of lower short-term interest rates from the Federal Reserve and declining long-term rates in response to persistently low inflation. Frankly, the U.S. economy will need to slow before interest-rate declines can continue, but we expect a decline later in 1998.

Although the corporate bond market does not offer substantial value, we also see little danger to the corporate market in the upcoming environment. Therefore we will continue to add corporate bonds when there is sufficient additional yield to justify positions. Mortgages are fairly valued, and again we believe that capturing the additional yield makes sense, so we expect to raise our mortgage commitment a moderate degree.

  *   See notes to Performance Comparison, page 42.
 **   Source: I/B/E/S. The Institutional Broker's Estimate System.
  + While the management team will endeavor to invest the Portfolio according to their proprietary process, there is no guarantee of investment success.

Mentor Income and Growth Portfolio
March 31, 1998
--------------------------------------------------------------------------------

                            Performance Comparison


Comparison of change in value of a hypothetical $10,000 investment in Mentor Income & Growth Portfolio Class A and Class B Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+

                              A Shares          B Shares        LAGG/S&P 500
                              --------          --------        ------------
5/24/93                        9,425             10,133            10,000
9/30/93                        9,909             10,506            10,353
9/30/94                       10,578             11,239            10,446
9/30/95                       12,402             12,614            12,879
9/30/96                       14,802             15,140            14,686
9/30/97                       18,076             18,499            18,723
3/31/98                       19,512             19,897            21,001
                      Average Annual Returns as of 3/31/98
                             Including Sales Charges

                     1-Year             Since Inception++
                    -------             -----------------
Class A             17.12%                    14.73%
Class B             19.38%                    18.78%





Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.


 ** Represents a hypothetical investment of $10,000 in Mentor Income and Growth Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ++ Reflects operations of Mentor Income and Growth Portfolio Class A and Class B Shares from the date of commencement of operations on 5/24/93 through 3/31/98.

Mentor Income and Growth Portfolio
March 31, 1998
--------------------------------------------------------------------------------

                            Performance Comparison

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income & Growth Portfolio Class Y Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+


[GRAPH]

                          Y-Shares         LAGG/S&P 500
                         ----------        ------------
11/19/97                 $10,000              $10,000
11/30/97                  10,000               10,296
12/31/97                  10,217               10,443
 1/31/98                  10,281               10,566
 2/28/98                  10,584               11,020
 3/31/98                  10,860               11,374


                          Total Returns as of 3/31/98

                         1-Year          Since Inception++
                         ------          -----------------
Class Y                   n/a                  8.60%




Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.


*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ++ Reflects operations of Mentor Income and Growth Portfolio Class Y Shares from the date of issuance operations on 11/19/97 through 3/31/98.

Mentor Income and Growth Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------




                                    Shares      Market Value

Common Stocks - 55.64%
Basic Materials - 4.04%
Aluminum Company of
   America                         24,000      $1,651,500
British Steel PLC~                 98,600       2,391,050
duPont (E.I.) de Nemours           25,400       1,727,200
Westvaco Corporation               42,000       1,291,500
Willamette Industries, Inc.        60,000       2,253,750
                                               ----------
                                                9,315,000
                                               ----------
Capital Goods &
  Construction - 4.41%
Caterpillar, Inc.                  25,500       1,404,094
Cooper Industries, Inc.            33,000       1,961,436
General Signal Corporation         16,800         785,400
Honeywell, Inc.                    25,000       2,067,188
Thomas & Betts Corporation         36,600       2,342,400
Waste Management, Inc.             51,800       1,596,088
                                               ----------
                                               10,156,606
                                               ----------
Commercial Services - 5.31%
Fluor Corporation                  64,000       3,184,000
Foster Wheeler Corporation        100,000       3,056,250
Supervalu, Inc.                    30,500       1,422,063
Wallace Computer Services,
   Inc.                           132,000       4,570,500
                                               ----------
                                               12,232,813
                                               ----------
Consumer Cyclical - 5.61%
American Stores Company           112,200       2,917,200
Ford Motor Company                 76,000       4,925,750
Maytag Corporation                 42,400       2,027,250
Sears, Roebuck & Company           53,000       3,044,188
                                               ----------
                                               12,914,388
                                               ----------
Consumer Staples - 6.49%
American Home Products
   Corporation                     22,900       2,184,086
Baxter International, Inc.         62,000       3,417,750
Dimon Incorporated                190,900       3,185,644
Hormel Foods Corporation           28,200       1,094,513
Kimberly-Clark Corporation         58,700       2,942,338
Philip Morris Companies, Inc.      50,900       2,121,894
                                               ----------
                                               14,946,225
                                               ----------
Energy - 4.55%
Amoco Corporation                  29,700       2,565,338
Norsk Hydro AS~                    24,900       1,245,000
Phillips Petroleum Company         22,000       1,098,625
Repsol SA~                         35,000       1,780,625
Total SA                           22,000       1,321,375
Unocal Corporation                 36,000       1,392,750
USX-Marathon Group, Inc.           29,000       1,091,125
                                               ----------
                                               10,494,838
                                               ----------





                                 Shares     Market Value

Common Stocks - (continued)
Financial - 10.33%
Allstate Corporation            28,200     $ 2,592,648
Citicorp                        32,500       4,615,000
Federal National Mortgage
   Association                  60,000       3,795,000
First Union Corporation         43,200       2,451,600
Jefferson-Pilot Corporation     22,500       2,001,094
Spieker Properties, Inc.        28,000       1,155,000
U.S. Bancorp                    33,000       4,116,750
Wachovia Corporation            19,000       1,611,438
Wilmington Trust
   Corporation                  22,000       1,460,250
                                           -----------
                                            23,798,780
                                           -----------
Health - 5.10%
Abbot Laboratories              35,000       2,635,937
Columbia HCA Healthcare
   Corporation                  86,200       2,779,950
Johnson & Johnson               25,000       1,832,813
Pharmacia & UpJohn              61,000       2,668,750
Rhone-Poulenc SA - Class A~     36,633       1,845,387
                                           -----------
                                            11,762,837
                                           -----------
Technology - 3.68%
Alltel Corporation              15,100         659,681
International Business
   Machines Corporation         26,000       2,700,750
Lockheed Martin Corporation     22,200       2,497,500
Phelps Dodge Corporation        12,300         794,119
Xerox Corporation               17,200       1,831,063
                                           -----------
                                             8,483,113
                                           -----------
Transportation &
   Services - 2.29%
Canadian Pacific, Limited       32,700         964,650
KLM Royal Dutch Air             40,000       1,625,000
Union Pacific Corporation       48,000       2,697,000
                                           -----------
                                             5,286,650
                                           -----------
Utilities - 3.83%
BellSouth Corporation           33,000       2,229,561
DPL, Inc.                       65,999       1,286,981
DQE, Inc.                       32,000       1,192,000
Pinnacle West Capital           41,700       1,853,044
SBC Communications, Inc.        52,000       2,268,500
                                           -----------
                                             8,830,086
                                           -----------
Total Common Stocks
   (cost $104,186,491)                     128,221,336
                                           -----------

Mentor Income and Growth Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------






                                             Principal
                                              Amount                Market Value

Corporate Bonds - 6.79%
     Industrial - 1.84%
Aluminum Company of
   America, 5.75%, 2/01/01                 $  250,000               $    248,185
Gillette Company, 5.75%,
      10/15/05                                250,000                    244,773
ICI Wilmington, 6.95%,
       9/15/04                              1,000,000                  1,026,010
Scripps (E.W.) Company,
   6.375%, 10/15/02                         1,000,000                  1,009,540
Sears, Roebuck & Company,
   9.25%, 4/15/98                             175,000                    175,315
Tenneco, Inc., 7.50%, 4/15/07                 500,000                    532,610
Williams Company, Inc.,
   6.50%, 11/15/02                          1,000,000                  1,005,970
                                                                    ------------
                                                                       4,242,403
                                                                    ------------
      Financial - 4.25%
American General Finance
   Corporation, 5.88%,
       7/01/00                                250,000                    249,272
Associates Corporation of
   North America, 5.25%,
       3/30/00                                250,000                    246,853
BankAmerica Corporation,
   7.88%, 12/01/02                          1,000,000                  1,067,900
Bank One Texas, 6.25%,
       2/15/08                              1,000,000                    989,760
Chase Manhattan
   Corporation, 7.75%,
      11/01/99                                250,000                    256,828
Comerica Bank, 7.13%,
      12/01/13                                250,000                    254,538
Finova Capital Corporation,
   6.39%, 10/08/02                          1,000,000                  1,003,900
First National Bank of
   Boston, 8.00%, 9/15/04                     250,000                    270,303
Fleet Financial Group, 6.88%,
       1/15/28                              1,000,000                    990,250
Great Western Financial,
   6.38%, 7/01/00                             250,000                    251,083
Heller Financial, 6.38%,
      11/10/00                              1,000,000                  1,002,520
Home Savings of Americas,
   6.00%, 11/01/00                            250,000                    249,273
MBIA, Inc., 7.00%, 12/15/25                 1,000,000                  1,036,470
NationsBank Corporation,
   7.80%, 9/15/16                           1,000,000                  1,113,200
Security Benefits Life
   Company, 8.75%,
   5/15/16 (a)                                500,000                    559,375
Toronto Dominion Bank,
   6.13%, 11/01/08                            250,000                    243,243
                                                                    ------------
                                                                       9,784,768
                                                                    ------------





                                             Principal
                                              Amount                Market Value

Corporate Bonds (continued)
      Utilities - 0.70%
Florida Power & Light
   Company, 5.38%, 4/01/00                 $  250,000               $    247,934
Pacific Gas & Electric
   Company, 5.93%, 10/08/03                   250,000                    248,148
Philadelphia Electric
   Company, 7.50%, 1/15/99                    100,000                    101,402
Southwestern Public Service
   Company, 6.88%, 12/01/99                   250,000                    254,440
System Energy Resources,
   7.71%, 8/01/01                             500,000                    517,515
Union Electric Company,
   6.75%, 10/15/99                            250,000                    253,265
                                                                    ------------
                                                                       1,622,704
                                                                    ------------
Total Corporate Bonds
   (cost $15,548,961)                                                 15,649,875
                                                                    ------------
Government Securities
  and Agencies - 34.21%
Government National
   Mortgage Association
   7.00%, 1/15/24-7/15/24                   3,796,406                  3,846,071
U.S. Treasury Bonds, 6.25%-
   7.25%, 5/15/16-8/15/23                  17,725,000                 19,166,902
U.S. Treasury Notes, 5.00%-
   7.50%, 2/15/99-10/15/06                 54,550,000                 55,802,978
                                                                    ------------
Total U.S. Government
   Securities and Agencies
   (cost $76,549,975)                                                 78,815,951
                                                                    ------------
Short-Term Investment - 1.80%
Repurchase Agreement
Paine Webber, Inc.
   Dated 3/31/98, 5.90%, Due
   04/01/98, collateralized by
   $4,310,000 U.S. Treasury
   Bills, 5.10%, 9/17/98,
   market value $4,210,795
   (cost $4,121,000)                        4,121,000                  4,121,000
                                                                    ------------
Total Investments (cost
$   200,406,427)-98.44%                                              226,808,162
                                                                    ------------
Other Assets less
   Liabilities - 1.56%                                                 3,595,869
                                                                    ------------
Net Assets - 100.00%                                                $230,404,031
                                                                    ============


 ~   American Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

Mentor Income and Growth Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Transactions
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $78,283,164 and $32,017,116, respectively.



Income Tax Information
At March 31, 1998, the aggregated cost of investment securities for federal income tax purposes was $200,406,428. Net unrealized appreciation aggregated $26,401,735, of which $27,785,964, related to appreciated investment securities and $1,384,229, related to depreciated investment securities.


See notes to financial statements.

Mentor Income and Growth Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

March 31, 1998 (Unaudited)



Assets
Investments, at market value (Note 2)
Investment securities                               $ 222,687,162
Repurchase agreements                                   4,121,000
                                                     -------------
   Total investments
     (cost $200,406,427)                              226,808,162
                                                     -------------
Collateral for securities
   loaned (Note 2)                                     44,064,557
Receivables
  Investments sold                                      1,175,672
  Fund shares sold                                      1,112,668
  Dividends and interest                                1,602,788
Other                                                       2,774
                                                     -------------
     Total assets                                     274,766,621
                                                     -------------
Liabilities
Payables
  Investments purchased              $     29,648
  Securities loaned (Note 2)           44,064,557
  Fund shares redeemed                    184,534
Accrued expenses and other
  liabilities                              83,851
                                       ----------
     Total liabilities                                 44,362,590
                                                     -------------
Net Assets                                          $ 230,404,031
                                                    =============
Net Assets represented by: (Note 2)
  Additional paid-in capital                        $ 201,139,557
  Accumulated net investment
     income                                                29,400
  Accumulated net realized gain
     (loss) on investment
     transactions                                       2,833,339
  Net unrealized appreciation of
     investments                                       26,401,735
                                                    -------------
Net Assets                                          $ 230,404,031
                                                    =============
Net Asset Value per Share
Class A Shares                                      $       20.22
Class B Shares                                      $       20.20
Class Y Shares                                      $       20.46
Offering Price per Share
Class A Shares                                      $       21.45(a)
Class B Shares                                      $       20.20
Class Y Shares                                      $       20.46
Shares Outstanding
Class A Shares                                          4,497,871
Class B Shares                                          6,902,326
Class Y Shares                                                 53
                                                     -------------
     Total Shares Outstanding                          11,400,250
                                                     =============


(a) Computation of offering price: 100/94.25 of net asset value.


See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 1998 (Unaudited)



Investment income
Dividends (b)                                      $  1,142,622
Interest                                              2,662,499
                                                   ------------
  Total investment income
     (Note 2)                                         3,805,121
Expenses
Management fee (Note 3)            $  734,692
Distribution fee (Note 3)             445,217
Shareholder service fee
   (Note 5)                           244,896
Transfer agent fee (Note 3)           130,077
Administration fee (Note 4)            97,959
Registration expenses                  22,394
Custodian and accounting
   fees (Note 3)                       22,275
Shareholder reports and
   postage expenses                    19,840
Legal fees                              3,416
Directors' fees and expenses            2,671
Audit fees                              1,862
Organizational expenses                   800
Miscellaneous                          61,767
                                   ----------
  Total expenses                                      1,787,866
                                                   ------------
Net investment income                                 2,017,255
                                                   ------------
Realized and unrealized gain
   on investments
Net realized gain on
   investments (Note 2)             3,466,384
Change in unrealized
   appreciation on investments     10,278,911
                                   ----------
Net gain on investments                              13,745,295
                                                   ------------
Net increase in net assets
   resulting from operations                       $ 15,762,550
                                                   ============


(b) Net of withholding taxes of $5,567.


See notes to financial statements.

Mentor Income and Growth Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets





                                                                          Six Months
                                                                        Ended 3/31/98        Year Ended
                                                                         (Unaudited)           9/30/97
Net Increase in Net Assets
Operations
 Net investment income                                                  $   2,017,255      $   2,672,361
 Net realized gain on investments                                           3,466,384         15,016,540
 Change in unrealized appreciation on investments                          10,278,911          6,704,657
                                                                        -------------      -------------
 Increase in net assets resulting from operations                          15,762,550         24,393,558
                                                                        -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                    (963,522)        (1,054,162)
  Class B                                                                  (1,024,333)        (1,618,199)
 In excess of net investment income
  Class A                                                                           -            (43,035)
  Class B                                                                           -            (73,107)
 From net realized gain on investments
  Class A                                                                  (5,326,213)        (2,474,556)
  Class B                                                                  (8,808,116)        (6,846,186)
                                                                        -------------      -------------
  Total distributions to shareholders                                     (16,122,184)       (12,109,245)
                                                                        -------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                              61,088,504         74,239,398
 Reinvested distributions                                                  15,276,494         11,495,496
 Shares redeemed                                                          (16,926,791)       (17,451,330)
                                                                        -------------      -------------
 Change in net assets resulting from capital share transactions            59,438,207         68,283,564
                                                                        -------------      -------------
 Increase in net assets                                                    59,078,573         80,567,877
Net Assets
 Beginning of period                                                      171,325,458         90,757,581
                                                                        -------------      -------------
 End of period (including accumulated undistributed net investment
  income of $29,400 and $0, respectively)                               $ 230,404,031      $ 171,325,458
                                                                        =============      =============

See notes to financial statements.


Financial Highlights
Class A Shares


                                                           Six Months        Year
                                                         Ended 3/31/98       Ended
                                                          (Unaudited)       9/30/97
Per Share Operating Performance
Net asset value, beginning of period                      $  20.60       $  19.16
                                                          --------       ---------
Income from investment operations
 Net investment income                                        0.25          0.44
 Net realized and unrealized gain on investments              1.25          3.39
                                                          --------       ---------
 Total from investment operations                             1.50          3.83
                                                          --------       ---------
Less distributions
 From net investment income                                  (0.22)        (0.45)
 In excess of net investment income                              -         (0.02)
 From net realized capital gain                              (1.66)        (1.92)
                                                          ----------     ----------
 Total distributions                                         (1.88)        (2.39)
                                                          ----------     ----------
Net asset value, end of period                            $  20.22       $ 20.60
                                                          ==========     ==========
Total Return*                                                 7.95%        22.11%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                  $ 90,961       $63,509
Ratio of expenses to average net assets                       1.35%(a)      1.35%
Ratio of expenses to average net asset excluding
waiver                                                        1.35%(a)      1.35%
Ratio of net investment income to average net assets          2.47%(a)      2.63%
Portfolio turnover rate                                         17%           75%
Average commission rate on portfolio transactions         $ 0.0549       $0.0515



                                                           Year         Year         Year            Year
                                                           Ended        Ended        Ended          Ended
                                                          9/30/96      9/30/95      9/30/94      9/30/93 (c)
Per Share Operating Performance
Net asset value, beginning of period                   $  17.13       $  15.27     $  14.88      $    14.14
                                                       ---------      --------     --------      ----------
Income from investment operations
 Net investment income                                    0.37           0.40         0.31             0.09
 Net realized and unrealized gain on investments          2.75           2.14         0.64             0.73
                                                       ---------      --------     --------      ----------
 Total from investment operations                         3.12           2.54         0.95             0.82
                                                       ---------      --------     --------      ----------
Less distributions
 From net investment income                              (0.35)         (0.40)       (0.30)           (0.08)
 In excess of net investment income                          -          (0.03)           -               -
 From net realized capital gain                          (0.74)         (0.25)       (0.26)              -
                                                       ----------     --------     --------      ----------
 Total distributions                                     (1.09)         (0.68)       (0.56)           (0.08)
                                                       ----------     --------     --------      ----------
Net asset value, end of period                         $ 19.16       $  17.13     $  15.27       $    14.88
                                                       ==========     ========     ========      ==========
Total Return*                                            19.13%         17.24%        6.54%            5.54%
Ratios / Supplemental Data
Net assets, end of period (in thousands)               $24,210       $ 19,888     $ 17,773       $    9,849
Ratio of expenses to average net assets                   1.36%          1.69%        1.75%           1.56%(a)
Ratio of expenses to average net asset excluding
waiver                                                    1.36%          1.69%        1.75%           1.94%(a)
Ratio of net investment income to average net assets      2.08%          2.53%        2.20%           2.35%(a)
Portfolio turnover rate                                     72%            62%          78%             13%
Average commission rate on portfolio transactions      $0.0492

(a) Annualized.
(c) For the period from May 24, 1993 (commencement of operations), to September 30, 1993.
 * Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Income and Growth Portfolio
--------------------------------------------------------------------------------

Financial Highlights
Class B Shares




                                                     Six Months       Year
                                                   Ended 3/31/98      Ended
                                                    (Unaudited)      9/30/97

Per Share Operating Performance
Net asset value, beginning of period               $  20.59       $  19.18
                                                    --------       --------
Income from investment operations
 Net investment income                                 0.14           0.34
 Net realized and unrealized gain on
  investments                                          1.29           3.35
                                                    --------       --------
Total from investment operations                       1.43           3.69
                                                    --------       --------
Less distributions
 From net investment income                           (0.16)         (0.34)
 In excess of net investment income                       -          (0.02)
 From net realized capital gain                       (1.66)         (1.92)
                                                    ---------      ---------
 Total distributions                                  (1.82)         (2.28)
                                                    ---------      ---------
Net asset value, end of period                     $  20.20       $  20.59
                                                    =========      =========
Total Return*                                          7.52%         21.24%
Ratios / Supplemental Data
Net assets, end of period (in thousands)           $139,442       $107,816
Ratio of expenses to average net assets                2.09%(a)       2.10%
Ratio of expenses to average net asset excluding
 waiver                                                2.09%(a)       2.10%
Ratio of net investment income to average net
 assets                                                1.73%(a)       1.87%
Portfolio turnover rate                                  17%            75%
Average commission rate on portfolio
 transactions                                      $ 0.0549       $ 0.0515


                                                      Year        Year        Year         Period
                                                     Ended       Ended       Ended          Ended
                                                    9/30/96     9/30/95     9/30/94      9/30/93 (d)
Per Share Operating Performance
Net asset value, beginning of period             $  17.14      $  15.28    $  14.91      $   14.14
                                                  --------      -------     -------      ---------
Income from investment operations
 Net investment income                              0.23           0.28        0.21           0.05
 Net realized and unrealized gain on
  investments                                       2.76           2.14        0.61           0.77
                                                  --------      -------     -------      ---------
Total from investment operations                    2.99           2.42        0.82           0.82
                                                  --------      -------     -------      ---------
Less distributions
 From net investment income                        (0.21)         (0.28)      (0.19)         (0.05)
 In excess of net investment income                    -          (0.03)          -              -
 From net realized capital gain                    (0.74)         (0.25)      (0.26)             -
                                                 ---------       -------     -------      ---------
 Total distributions                               (0.95)         (0.56)      (0.45)         (0.05)
                                                  ---------     -------     -------      ---------
Net asset value, end of period                   $  19.18      $  17.14    $  15.28      $   14.91
                                                  =========     =======     =======      =========
Total Return*                                       18.26%        16.32%       5.66%          5.54%
Ratios / Supplemental Data
Net assets, end of period (in thousands)         $ 66,548      $ 46,678    $ 43,219      $  18,127
Ratio of expenses to average net assets              2.13%         2.43%       2.44%          2.31%(a)
Ratio of expenses to average net asset excluding
 waiver                                              2.13%         2.43%       2.44%          2.69%(a)
Ratio of net investment income to average net
 assets                                              1.32%         1.78%       1.51%          1.60%
Portfolio turnover rate                                72%           62%         78%            13%
Average commission rate on portfolio
 transactions                                    $ 0.0492

Class Y Shares




                                                          Period
                                                     Ended 3/31/98 (e)
                                                        (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period                   $  18.75
                                                        --------
Income from investment operations
 Net investment income                                     0.25
 Net realized and unrealized gain on investments           1.49
                                                        --------
 Total from investment operations                          1.74
                                                        --------
Less distributions
 From net realized capital gain                           (0.03)
                                                        ---------
 Total distributions                                      (0.03)
                                                        ---------
Net asset value, end of period                         $  20.46
                                                        =========
Total Return*                                              8.60%
Ratios / Supplemental Data
Net assets, end of period                              $  1,093
Ratio of expenses to average net assets                    1.10%(a)
Ratio of expenses to average net asset excluding
waiver                                                     1.10%(a)
Ratio of net investment income to average net
assets                                                     3.26%(a)
Portfolio turnover rate                                      17%
Average commission rate on portfolio transactions      $ 0.0549


(a) Annualized.
(d) For the period from May 24, 1993 (commencement of operations), to September 30, 1993.
(e) For the period from November 19, 1997 (initial offering of Class Y
    Shares) to March 31, 1998. * Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Municipal Income Portfolio
Managers' Commentary: The Tax-Exempt Management Team
March 31, 1998
--------------------------------------------------------------------------------

Economic Factors
The U.S. economy continues to be nearly ideal. Growth is strong, unemployment is low, the dollar is rising against currencies around the world, and the national budget is headed for surplus. Despite this persistent growth trend, inflation not only remains low, but also is currently on a declining trend. While a 3% inflation rate had been anticipated, a 1 to 1.5% inflation rate is now a possibility for the year.


Looking forward, however, market watchers remain alert for signs of surging prices. One cause of concern is the extremely tight labor market. The percentage of Americans unemployed fell to a 24-year low of 4.6% in February as the economy added more jobs than expected and wages rose. To date, however, increased productivity has allowed us to withstand the higher labor costs, a scenario that cannot continue indefinitely.


The Federal Reserve Board left monetary policy unchanged over the six-month reporting period. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, the Fed was concerned about the effect that higher U.S. interest rates might have on the struggling economies of Southeast Asia. With nearly all Asian currencies at depressed levels, an increase in U.S. rates would force monetary authorities in Asia to choose between allowing their currencies to decline further, or to matching the U.S. rate increase, thereby slowing their already sluggish economies.


As the reporting period began, there were strong concerns about the effect of Asia's financial crisis on the U.S. economy. Over the past few months, there has been little evidence that the Asian crisis has significantly affected the U.S. economy. GDP (gross domestic product) grew at a rate of 3.9% in the fourth quarter, and jobs remained abundant. Corporate profits, while slightly decelerating from the strong pace of a year earlier, still remain healthy. Going forward, however, we do expect further deceleration, although on a much milder level than originally anticipated.



Market Review
Although we saw some volatility in March, the market rallied over the six-month reporting period. Thirty-year treasury yields decreased 47 basis points (0.47%), from 6.40% on September 30 to 5.93% on March 31. As is typical in market rallies, tax-exempt yields also decreased, but municipals did not perform as strongly as the taxable market. Generic general obligation triple A-rated insured municipal yields declined 12 basis points (0.12%), ending the period at 5.05%.


Consistent with the trend over the past few years, insured issuance remained high, totaling more than 50% of volume being brought to the market. This trend creates a scarcity of lower-rated, higher- yielding offerings, and causes the spread in basis points between quality securities and lower-rated paper to narrow. The demand for higher yielding securities and the scarcity of these issues kept credits spreads extremely tight.


Municipal yields continue to look very attractive when compared to taxable yields. The Bond Buyer Revenue Bond Index is composed of 25 revenue bonds with an average rating of single-A and an average maturity of 30 years. This index, which is representative of the bonds we typically purchase for the funds, yielded 5.42% at the end of the reporting period. The ratio of this index to 30-year treasury yields was 91%, compared to more historical levels of 78-80%

Mentor Municipal Income Portfolio
Managers' Commentary: The Tax-Exempt Management Team
March 31, 1998
--------------------------------------------------------------------------------

Management Strategy*
Over the six months, we employed the following strategies to manage the municipal Portfolio:


 [] We adjusted the duration of the Portfolio based on our interest-rate outlook. Duration, which is expressed in years, is a measurement of a mutual fund's volatility to interest-rate movements. Funds with shorter durations tend to perform better when interest rates rise, while funds with longer durations tend to outperform when interest rates decline. At the end of the reporting period, the duration of the Portfolio stood at
        7.86 years, compared to the benchmark 7.72 years. This neutral duration relative to the benchmark allowed the Portfolio to perform well as interest rates whipsawed during the first quarter of 1998.**


 [] We increased our concentration in the healthcare sector to 21% of assets, given our research expertise in this industry as well as the strong performance of this sector. The healthcare sector continues to do well, in part because of the continuing debt-restructuring associated with mergers, acquisitions and consolidations. Also, hospitals continue to improve their financial positions, which has led to a high number of rating upgrades.


 [] When looking for acquisitions, we take advantage of the new issue market and look for value in state, coupon, rating and sector yield spread swaps. For example, the majority of purchases made during the reporting period were triple A-rated, given the high relative value of quality offerings, versus lower-yielding securities. As a result, almost 56% of assets were triple A-rated at the end of the reporting period. If we see credit spreads begin to widen, we will redeploy some assets to lower-rating categories.


 [] We continue to trade conservatively, maintaining a strong core position in the Portfolio. Close to 50% of assets have coupons exceeding 6%, for example. These bonds help maintain the Portfolio's dividend-paying ability and, given the significant embedded profits, would create capital gains if sold.



Outlook
The fixed-income market remains caught between two conflicting forces. The recession in Asia is still likely to exert at least a mild drag on U.S. economic growth. Conversely, the domestic economy is thriving on low unemployment, rising wages and record high consumer confidence.


Although the domestic economy has escaped serious harm from the Asian financial crisis so far, in the months ahead we would anticipate a shrinking export market and falling import prices, providing some difficult competition. Such a scenario would have a positive effect on the price of fixed-income securities. Consumers continue to be flush with cash, however, and are in a spending mood, thus providing further fuel to an economy that is already straining against the ceiling of sustainable growth. We expect that uncertainties over the eventual resolution of this conflict will result in mild upward pressure on long-term interest rates in the near term. Supply and demand fundamentals in the tax-exempt market might also put some pressure on municipals, unless demand continues to keep up with record levels of supply.

Mentor Municipal Income Portfolio
Managers' Commentary: The Tax-Exempt Management Team
March 31, 1998
--------------------------------------------------------------------------------

Regarding municipal yields, we believe they will remain near current levels through at least the middle of the summer. This will depend not only on the general economy and the taxable market, but also on fundamental tax-exempt supply and demand levels. In February, long-term municipal interest rates hit 25-year lows, causing heavy refunding supply.


It appears that 1998 will continue to be a push/pull between heavy supply if rates are low or lighter issuance if rates back-up. Given what we have seen to date this year, the market appears to be in a solid position of equilibrium, with strong demand to accommodate record municipal supply.


The Portfolio performed strongly over the past six months, and we seek to position it to do well in the future. We appreciate your confidence in our management team.


  * While the managers seek to invest the Portfolio according to their proprietary process, there is no guarantee of investment success. ** See notes to Performance Comparison, this page.

                            Performance Comparison

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class A and Class B Shares and Lehman Municipal Bond Index.~


[GRAPH]

             A Shares       B Shares        Lehman Municipal Bond Index
             --------       --------        --------------------------
4/29/92     $ 9,525        $10,000               $10,000
9/30/92      10,034         10,528                10,561
9/30/93      11,637         12,134                11,906
9/30/94      11,101         11,511                11,616
9/30/95      12,151         12,348                12,916
9/30/96      12,935         13,184                13,818
9/30/97      14,085         14,291                14,933
3/31/98      14,648         14,835                15,513

                      Average Annual Returns as of 3/31/98
                            Including Sales Charges

                   1-Year             Since Inception***
                   ------             ------------------
Class A             5.18%                    6.66%
Class B             5.82%                    7.02%





Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  ~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

  + Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

 ++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

*** Reflects operations of Mentor Municipal Income Portfolio Class A and Class B Shares from the date of commencement of operations on 4/29/92 through 3/31/98.

Mentor Municipal Income Portfolio
March 31, 1998
--------------------------------------------------------------------------------

                            Performance Comparison
[GRAPH]

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class Y Shares and Lehman Municipal Bond Index.~

                        Y Shares          Lehman Municipal Bond Index
                       ---------          ---------------------------
11/19/97               $10,000                     $10,000
11/30/97                10,000                      10,058
12/31/97                10,147                      10,205
 1/31/98                10,212                      10,310
 2/28/98                10,250                      10,313
 3/31/98                10,263                      10,323

                          Total Returns as of 3/31/98

                          1-Year             Since Inception***
                          ------             ------------------
Class Y                    n/a                        2.63%


Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  ~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

  + Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

*** Reflects operations of Mentor Municipal Income Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/98.

Mentor Municipal Income Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------




                                                 Principal
                                                  Amount            Market Value
Long-Term Municipal
   Securities - 101.56 %
Arizona - 1.84%
Pima County Arizona IDA,
   7.25%, 7/15/10**                              $1,550,000             $1,731,877
                                                                        ----------
California - 11.97%
Carson Improvement Board Act
   1915, Special Assessment
   District 92, 7.38%, 9/02/22                      710,000                777,436
California State Water Reserve
   Center, 4.75%, 12/01/29                        3,500,000              3,266,760
California Statewide
   Communities Development
   Authority, 5.63%, 10/01/34                     2,070,000              2,098,877
East Bay Municipal Utility
   District, 4.75%, 6/01/21                       1,915,000              1,804,524
Orange County Community
   Facilities District, Series A,
   7.35%, 8/15/18**                                 300,000                344,256
San Francisco City & County
   Airport, 6.30%, 5/01/25                        1,000,000              1,078,090
University of California
   Revenue Bonds, 4.75%,
                   9/01/16                        2,000,000              1,916,960
                                                                        ----------
                                                                        11,286,903
                                                                        ----------
Colorado - 6.30%
Colorado Housing Authority,
   7.00%, 11/01/24                                  560,000                596,534
Colorado Springs County
   School District, 5.00%,
                  12/01/17                        1,250,000              1,223,875
Denver City & County Airport
   Revenue, 7.75% - 8.50%
   11/15/13 - 11/15/23                            2,700,000              3,147,446
East 470 Highway Authority,
   5.00%, 9/01/26                                 1,000,000                966,120
                                                                        ----------
                                                                         5,933,975
                                                                        ----------
Connecticut - 1.15%
Connecticut State Development
   Authority, 6.15%, 4/01/35                      1,000,000              1,079,440
                                                                        ----------
District of Columbia - 0.93%
Metropolitan Washington,
   General Airport Revenue,
   Series A, 6.63%, 10/01/19**                      800,000                879,248
                                                                        ----------
Florida - 2.98%
Hillsborough County, 6.25%,
                  12/01/34                        1,250,000              1,374,250
Sarasota County Health
   Facilities Authority Revenue,
   10.00%, 7/01/22**                              1,170,000              1,438,691
                                                                        ----------
                                                                         2,812,941
                                                                        ----------


                                                    Principal
                                                     Amount            Market Value
Long-Term Municipal
   Securities (continued)
Georgia - 3.35%
Fulton County Georgia
   Multiple Family Housing
   Revenue, 6.38%, 2/01/08                       $  520,000             $  519,943
George Smith World Congress
   Center, 5.50%, 7/01/20                         1,500,000              1,467,570
Monroe County Development
   Authority PCRB, 6.75%,
                   1/01/10                        1,000,000              1,170,040
                                                                        ----------
                                                                         3,157,553
                                                                        ----------
Illinois - 9.83%
Broadview Tax Increment
   Revenue, 8.25%, 7/01/13                        1,000,000              1,138,330
Chicago Heights Residential
   Mortgage, (effective yield -
   3.21%) (a), 6/01/09                            3,465,000              1,595,840
Chicago Capital Appreciation,
   (effective yield - 1.74%) (a),
                   7/01/16                        2,000,000                679,540
Illinois Health Facilities
   Authority Revenue, 9.50%,
                  10/01/22                        1,250,000              1,534,600
lllinois Educational Facilities
   Authority Revenue,
                      6.00%,10/01/24              1,000,000              1,023,370
Kane County Illinois School
   District Number 129, 5.50%,
                   2/01/11                        2,000,000              2,094,200
Metropolitan Pier & Exposition
   Authority (effective yield -
   1.37%) (a), 6/15/21                            1,950,000                580,145
Saint Clair County Public
   Building, (effective yield -
   1.94%) (a), 12/01/16                           1,650,000                628,287
                                                                        ----------
                                                                         9,274,312
                                                                        ----------
Indiana - 0.39%
Indiana Transportation Finance
   Authority, Series A, (effective
   yield - 1.87%) (a), 6/01/17                    1,000,000                366,240
                                                                        ----------
Iowa - 0.72%
Student Loan Liquidity
   Corporation, Student Loan
   Revenue, Series C, 6.95%,
                   3/01/06**                        625,000                678,363
                                                                        ----------
       Kentucky - 5.29%
Jefferson County Hospital
   Revenue, 8.90%*, 10/01/08                        500,000                596,875
Kenton County Airport Board
   Revenue, OID, 7.50%,
                   2/01/20                        1,400,000              1,553,874

Mentor Municipal Income Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------






                                       Principal
                                        Amount            Market Value

Long-Term Municipal
   Securities (continued)
Kentucky (continued)
Warren County Kentucky
   Hospital Facilities Revenue
   4.88%, 4/01/27                   $3,000,000             $2,837,670
                                                           ----------
                                                            4,988,419
                                                           ----------
   Louisiana - 3.07%
Louisiana Public Facilities
   Authority Revenue, 5.00%,
    2/01/28                          3,000,000              2,896,140
                                                           ----------
Maine - 1.14%
Maine State Housing Authority,
   Series C, 6.88%, 11/15/23         1,000,000              1,070,690
                                                           ----------
Massachusetts - 3.28%
Brockton State Massachuetts,
   5.00%, 4/01/17                      100,000                970,181
Massachusetts State Health and
   Educational Facilities
   Authority, OID Revenue
   Bonds, Series A, 6.88%,
    4/01/22                          1,000,000              1,115,870
Massachusetts State Health and
   Education, 6.00%, 10/01/23        1,000,000              1,004,490
                                                           ----------
                                                            3,090,541
                                                           ----------
Michigan - 3.07%
Detroit Michigan Water Supply
   Systems, 5.00%, 7/01/27           1,000,000                967,110
Michigan State Hospital
   Financial Authority Revenue,
   5.00%, 5/15/28                    2,000,000              1,921,720
                                                           ----------
                                                            2,888,830
                                                           ----------
Montana - 1.02%
Montana State Health Facilities
   Authority Revenue, 5.00%,
   12/01/24                          1,000,000                964,270
                                                           ----------
Nebraska - 0.42%
Nebraska Investment Finance
   Authority, SFM, 9.39%*,
    9/15/24                            350,000                391,125
                                                           ----------
Nevada - 2.69%
Clark County Nevada
   Industrial Development
   Revenue, 5.90%, 10/01/30          2,000,000              2,052,340
Henderson Local Improvement
   District, Special Assessment,
   Series A, 8.50%, 11/01/12           460,000                480,631
                                                           ----------
                                                            2,532,971
                                                           ----------
New Jersey - 1.26%
New Jersey State Housing &
   Mortgage Finance Agency
   Multi- Family Housing
   Revenue, 5.40%, 11/01/28          1,170,000              1,191,130
                                                           ----------



                                          Principal
                                           Amount            Market Value
Long-Term Municipal
   Securities (continued)
New Mexico - 1.05%
Santa Fe Educational Facilities
   Revenue, 5.50%, 3/01/24          $1,000,000             $  986,360
                                                           ----------
New York - 9.75%
Clifton Springs Hospital
   Refunding & Improvement,
   8.00%, 1/01/20                      700,000                773,682
Herkimer County, IDA, 8.00%,
    1/01/09                          1,000,000              1,046,410
Metropolitan Transportation
   Authority, 4.75%, 7/01/19         1,000,000                921,910
New York City, Series H,
   7.20%, 2/01/13                    1,500,000              1,675,056
New York City Municipal
   Water Facility, 5.13%,
    6/15/21                          1,000,000                979,320
New York State Dormitory
   Authority Revenue, 5.25%,
    2/15/18                          2,800,000              2,802,128
New York State Dormitory
   Authority Revenue Hospitals,
   5.20%, 2/15/14                    1,000,000                990,350
                                                           ----------
                                                            9,188,856
                                                           ----------
North Carolina - 1.13%
North Carolina Eastern
   Municipal Power Agency
   Systems Revenue, 5.70%,
    1/01/13                          1,000,000              1,061,000
                                                           ----------
Ohio - 3.22%
Batavia Ohio Local School
   District, 5.63%, 12/01/22         1,000,000              1,080,510
Mahoning County Ohio
   Hospital Facilities, 5.00%,
   11/15/25                          1,000,000                970,790
Oak Hills Ohio Local School
   District, 5.13%, 12/01/25         1,000,000                987,540
                                                           ----------
                                                            3,038,840
                                                           ----------
Oklahoma - 0.59%
Oklahoma City Industrial and
   Cultural Facilities Trust,
   6.75%, 9/15/17                      540,000                554,234
                                                           ----------
Pennsylvania - 4.05%
Delaware County Pennsylvania
   IDA, 6.20%, 7/01/19               2,000,000              2,167,600
Pennsylvania Economic
   Development, 6.40%,
    1/01/09                            500,000                530,945

Mentor Municipal Income Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------




                                               Principal
                                                Amount              Market Value
Long-Term Municipal
   Securities (continued)
Pennsylvania (continued)
Philadelphia Hospital and
   Higher Education Facilities,
   6.50%, 11/15/08                             $1,000,000             $ 1,118,010
                                                                      -----------
                                                                        3,816,555
                                                                      -----------
Rhode Island - 0.42%
West Warwick, Series A, GO
   Bonds, 6.80% - 7.30%,
   7/15/98 - 7/15/08                              355,000                 391,453
                                                                      -----------
Tennessee - 6.88%
Memphis Shelby County
   Airport Authority Special
   Facilities Revenue Refunding,
   7.88%, 9/01/09                               1,500,000               1,685,640
Metropolitan Government
   Nashville & Davidson
   County Hospital, 4.75%,
      11/01/18                                  2,000,000               1,887,000
Tennessee Housing
   Development Agency,
   7.38%, 7/01/23                               2,750,000               2,908,510
                                                                      -----------
                                                                        6,481,150
                                                                      -----------
Texas - 7.87%
Alliance Airport Authority,
   6.38%, 4/01/21                               2,000,000               2,163,620
Brazos Higher Education
   Authority Student Loan
   Revenue, 7.10%, 11/01/04                       416,000                 454,480
Dallas Fort Worth International
   Airport Facility Revenue
   Bonds, 7.25%, 11/01/30                       1,000,000               1,120,160
Edinburg Texas County School
   District, 5.00%, 8/15/19                     1,500,000               1,455,825
Tarrant County Texas Health
   Facilities, 5.25%, 2/15/22                   1,315,000               1,307,833
Texas State Department of
   Housing and Community
   Affairs Refunding, Series C,
   9.78%*, 7/02/24                                750,000                 918,750
                                                                      -----------
                                                                        7,420,668
                                                                      -----------
Utah - 1.75%
Bountiful Hospital Revenue,
   9.50%, 12/15/18                                230,000                 276,209
Utah State Housing Finance
   Agency, SFM, 7.20%,
       1/01/27                                  1,275,000               1,370,689
                                                                      -----------
                                                                        1,646,898
                                                                      -----------
West Virginia - 4.15%
Harrison County, 6.75%,
       8/01/24                                  2,000,000               2,242,600



                                              Principal
                                               Amount              Market Value
Long-Term Municipal
   Securities (continued)
West Virginia (continued)
West Virginia State Hospital
   Finance Authority Revenue,
   8.90%*, 1/01/18                             $1,500,000             $ 1,664,190
                                                                      -----------
                                                                        3,906,790
                                                                      -----------
Total Long-Term Municipal
   Securities (cost $90,305,365)                                       95,707,771
                                                                      -----------
Total Investments (cost
$    90,305,365)-101.56%                                               95,707,771
                                                                      -----------
Other Assets less Liabilities - (1.56%)
                                                                       (1,465,586)
                                                                      -----------
Net Assets - 100.00%                                                  $94,242,185
                                                                      ===========

Investment Abbreviations
GO  - General Obligation
IDA - Industrial Development Authority
OID - Original Issue Discount
PCRB- Pollution Control Revenue Bond
SFM - Single Family Mortgage
(a) Effective yield is the yield as calculated at time of purchase at which the bond accretes on an annual basis until its maturity date.
 *    Represents inverse floating rate securities.
**    Certain of these securities are used as collateral for futures contracts.



Investment Transactions
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $40,194,581 and $17,582,412, respectively.



Income Tax Information
At March 31, 1998, the aggregated cost of investment securities for federal income tax purposes was $90,305,365. Net unrealized appreciation aggregated $5,402,406, of which $5,511,783, related to appreciated investment securities and $109,377, related to depreciated investment securities.


See notes to financial statements.

Mentor Municipal Income Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

March 31, 1998 (Unaudited)

Assets
Investments, at market value
   (cost $90,305,365) (Note 2)                        $ 95,707,771
Cash                                                       891,671
Receivables
  Fund shares sold                                         282,882
  Dividends and interest                                 1,412,653
                                                        ------------
  Total assets                                          98,294,977
                                                        ------------
Liabilities
Payables
  Investments purchased               $3,635,148
  Dividends                              349,504
  Variation margin (Note 2)               61,875
Accrued expenses and other
  liabilities                              6,265
                                      ----------
 Total liabilities                                       4,052,792
                                                        ------------
Net Assets                                            $ 94,242,185
                                                        ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                          $ 90,859,171
  Accumulated distributions in
     excess of net investment
     income                                               (429,768)
  Accumulated net realized loss on
     investment transactions                            (1,633,483)
  Net unrealized appreciation of
     investments                                         5,446,265
                                                        ------------
                                                      $ 94,242,185
                                                        ============
Net Assets
Net Asset Value per Share
Class A Shares                                          $     15.73
Class B Shares                                          $     15.70
Class Y Shares                                          $     16.01
Offering Price per Share
Class A Shares                                          $     16.51(a)
Class B Shares                                          $     15.70
Class Y Shares                                          $     16.01
Shares Outstanding
Class A Shares                                           2,667,228
Class B Shares                                           3,331,177
Class Y Shares                                                  65
                                                        ------------
 Total Shares Outstanding                                5,998,470
                                                        ============

(a) Computation of offering price: 100/95.25 of net asset value.


See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 1998 (Unaudited)



Investment income
Interest (Note 2)                                     $ 2,505,933
                                                      -----------
Expenses
Management fee (Note 3)                 $254,793
Distribution fee (Note 3)                120,112
Shareholder service fee (Note 5)         106,163
Transfer agent fee (Note 3)               54,551
Administration fee (Note 4)               42,465
Custodian and accounting fees
   (Note 3)                               14,072
Registration expenses                      9,245
Shareholder reports and postage
   expenses                                5,858
Legal fees                                 1,743
Directors' fees and expenses               1,348
Audit fees                                   948
Miscellaneous                             14,153
                                        --------
 Total expenses                                           625,451
                                                      -----------
Net investment income                                   1,880,482
                                                      -----------
Realized and unrealized gain on
   investments, Futures and Options
   contracts
Net realized gain on investments,
   futures and options contracts
   (Note 2)                              329,425
Change in unrealized appreciation
   on investments                        901,535
                                        --------
Net gain on investments, futures and
   options contracts                                    1,230,960
                                                      -----------
Net increase in net assets resulting
   from operations                                    $ 3,111,442
                                                      ===========


See notes to financial statements.

Mentor Municipal Income Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                           Six Months
                                                                         Ended 3/31/98       Year Ended
                                                                          (Unaudited)          9/30/97
Net Increase in Net Assets
Operations
 Net investment income                                                   $  1,880,482      $   2,950,727
 Net realized gain on investments, futures and options contracts              329,425            548,498
 Change in unrealized appreciation on investments                             901,535          1,603,630
                                                                         ------------      -------------
 Increase in net assets resulting from operations                           3,111,442          5,102,855
                                                                         ------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                    (902,300)        (1,179,998)
  Class B                                                                  (1,107,759)        (1,981,316)
 From net realized gain on investments
  Class A                                                                           -            (39,820)
  Class B                                                                           -            (66,849)
                                                                         ------------      -------------
  Total distributions to shareholders                                      (2,010,059)        (3,267,983)
                                                                         ------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                              23,755,397         25,738,018
 Reinvested distributions                                                   1,296,794          1,904,347
 Shares redeemed                                                           (5,577,245)       (10,560,419)
                                                                         ------------      -------------
 Change in net assets resulting from capital share transactions            19,474,946         17,081,946
                                                                         ------------      -------------
 Increase in net assets                                                    20,576,329         18,916,818
Net Assets
 Beginning of period                                                       73,665,856         54,749,038
                                                                         ------------      -------------
 End of period (including accumulated distributions in excess of net
  investment income of $429,768 and $300,191, respectively)              $ 94,242,185      $  73,665,856
                                                                         ============      =============

See notes to financial statements.

Financial Highlights
Class A Shares


                                                               Six Months         Year
                                                             Ended 3/31/98        Ended
                                                              (Unaudited)        9/30/97
Per Share Operating Performance
Net asset value, beginning of period                         $     15.50        $  15.04
                                                             -----------        --------
Income from investment operations
Net investment income                                               0.39           0.81
 Net realized and unrealized gain (loss) on investments             0.23           0.49
                                                             -----------        --------
 Total from investment operations                                   0.62           1.30
                                                             -----------        --------
Less distributions
 From net investment income                                        (0.39)         (0.81)
 In excess of net investment income                                    -              -
 From net realized capital gain                                        -          (0.03)
                                                             -----------        --------
 Total distributions                                               (0.39)         (0.84)
                                                             -----------        --------
Net asset value, end of period                               $     15.73        $  15.50
                                                             ===========        ========
Total Return*                                                       4.00%           8.89%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                     $    41,947        $ 29,394
Ratio of expenses to average net assets                             1.17%(a)       1.22%
Ratio of expenses to average net asset excluding waiver             1.17%(a)        1.22%
Ratio of net investment income to average net assets                4.64%(a)        5.09%
Portfolio turnover rate                                               21%             59%



                                                              Year         Year         Year         Year
                                                              Ended        Ended        Ended        Ended
                                                             9/30/96      9/30/95      9/30/94      9/30/93
Per Share Operating Performance
Net asset value, beginning of period                        $ 14.92     $  14.42      $  16.05    $  14.76
                                                            --------     --------     --------     --------
Income from investment operations
Net investment income                                          0.82         0.81          0.82        0.92
 Net realized and unrealized gain (loss) on investments        0.12         0.51         (1.54)       1.32
                                                            --------     --------     --------     --------
 Total from investment operations                              0.94         1.32         (0.72)       2.24
                                                            --------     --------     --------     --------
Less distributions
 From net investment income                                   (0.82)       (0.82)        (0.81)      (0.92)
 In excess of net investment income                                -            -             -      (0.03)
 From net realized capital gain                                    -            -        (0.10)          -
                                                            --------     --------      --------    --------
 Total distributions                                          (0.82)       (0.82)        (0.91)      (0.95)
                                                            --------     --------      --------    --------
Net asset value, end of period                              $ 15.04     $  14.92       $ 14.42        16.05
                                                            ========     ========      ========    ========
Total Return*                                                  6.46%        9.46%       (4.83%)       16.00%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                    $ 17,558    $ 20,460      $25,056     $  29,245
Ratio of expenses to average net assets                         1.24%       1.43%        1.24%         0.71%
Ratio of expenses to average net asset excluding waiver         1.24%       1.43%        1.33%         1.39%
Ratio of net investment income to average net assets            5.47%       5.56%        5.43%         5.92%
Portfolio turnover rate                                           46%         43%          87%           88%

(a) Annualized.
*   Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Municipal Income Portfolio
--------------------------------------------------------------------------------

Financial Highlights
Class B Shares


                                                                  Six Months        Year
                                                                Ended 3/31/98       Ended
                                                                 (Unaudited)       9/30/97
Per Share Operating Performance
Net asset value, beginning of period                             $    15.49      $  15.05
                                                                 ----------      --------
Income from investment operations
 Net investment income                                                 0.34          0.71
 Net realized and unrealized gain (loss) on investments                0.23          0.52
                                                                 ----------      --------
 Total from investment operations                                      0.57          1.23
                                                                 ----------      --------
Less distributions
 From net investment income                                         (  0.36)       (  0.71)
 In excess of net investment income                                       -              -
 From net realized capital gain                                           -        (  0.08)
                                                                 ----------      ---------
 Total distributions                                                (  0.36)       (  0.79)
                                                                 ----------      ---------
Net asset value, end of period                                   $    15.70      $  15.49
                                                                 ==========      =========
Total Return*                                                          3.78%          8.33%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                         $   52,294      $  44,272
Ratio of expenses to average net assets                                1.66%(a)       1.72%
Ratio of expenses to average net asset excluding waiver                1.66%(a)       1.72%
Ratio of net investment income (loss) to average net assets            4.15%(a)       4.60%
Portfolio turnover rate                                                  21%            59%



                                                                  Year         Year         Year         Year
                                                                  Ended        Ended        Ended        Ended
                                                                 9/30/96      9/30/95      9/30/94      9/30/93
Per Share Operating Performance
Net asset value, beginning of period                           $  14.95     $  14.43     $   16.06    $  14.78
                                                               --------     --------     ---------    --------
Income from investment operations
 Net investment income                                             0.75         0.74          0.74        0.82
 Net realized and unrealized gain (loss) on investments            0.11         0.52       (  1.54)       1.32
                                                               --------     --------     ---------    --------
 Total from investment operations                                  0.86         1.26       (  0.80)       2.14
                                                               --------     --------     ---------    --------
Less distributions
 From net investment income                                      (  0.76)     (  0.74)     (  0.73)     (  0.82)
 In excess of net investment income                                    -            -            -      (  0.04)
 From net realized capital gain                                        -            -      (  0.10)           -
                                                               ---------    ---------    ---------    ---------
 Total distributions                                             (  0.76)     (  0.74)     (  0.83)     (  0.86)
                                                               ---------    ---------    ---------    ---------
Net asset value, end of period                                 $  15.05     $  14.95     $   14.43    $  16.06
                                                               =========    =========    =========    =========
Total Return*                                                       5.87%        9.01%     (  5.34%)      15.27%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                       $  37,191    $  39,493    $  46,157    $  50,976
Ratio of expenses to average net assets                             1.74%        1.92%        1.74%        1.21%
Ratio of expenses to average net asset excluding waiver             1.74%        1.92%        1.86%        1.89%
Ratio of net investment income (loss) to average net assets         4.95%        5.07%        4.93%        5.42%
Portfolio turnover rate                                               46%          43%          87%          88%

Class Y Shares




                                     Period
                                Ended 3/31/98 (b)
                                                              (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period                          $   15.55
                                                              ---------
Income from investment operations
 Net investment income                                             0.37
 Net realized and unrealized gain on investments                   0.09
                                                              ---------
 Total from investment operations                                  0.46
                                                              ---------
Net asset value, end of period                                $   16.01
                                                              =========
Total Return*                                                      2.63%
Ratios / Supplemental Data
Net assets, end of period                                     $   1,032
Ratio of expenses to average net assets                            0.97%(a)
Ratio of expenses to average net asset excluding waiver            0.97%(a)
Ratio of net investment income to average net assets               6.02%(a)
Portfolio turnover rate                                              21%


(a) Annualized.
(b) For the period from November 19, 1997 (initial offering of Class Y Shares) to March 31, 1998. * Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Quality Income Portfolio
Mentor Short-Duration Income Portfolio
Managers' Commentary: The Fixed-Income Management Team
March 31, 1998
--------------------------------------------------------------------------------

Market Conditions
The six-month period ending March 31, 1998 saw a flattening of the yield curve, continuing the trend that characterized fixed-income markets for much of 1997. The yield differential between three-month treasury bills and 30-year treasury bonds, which stood at 1.31% on September 30, 1997, narrowed 0.50% to close the period at 0.81%. Two-and 10-year treasuries closed the period at 5.56% and 5.65%, respectively, down 0.22% and 0.46% from the beginning of the period. The Federal Reserve continued to leave the federal funds rate (the rate member banks charge each other on inter-bank loans and the primary way in which the Fed influences short-term interest rates) unchanged, continuing the neutral monetary stance that it has maintained since its last tightening in March of 1997.


The attractive combination of low-inflation and strong-growth, which has characterized the domestic economy in recent years, remains firmly intact. Annualized GDP (gross domestic product), the most comprehensive measure of overall domestic economic growth, increased at a rate of 3.7% for the fourth quarter of 1997. This increase comes on the heels of comparable increases of 3.3% and 3.1% during the second and third quarters of 1997, respectively.


Despite continued steady economic growth, inflation at both the wholesale and retail levels remains remarkably subdued. At no time during the past year has the monthly CPI (consumer price index) increase exceeded 0.2%. The PPI (producer price index) readings have been even weaker. During each of the last five months PPI numbers have been negative, resulting in a year-to-date annualized producer price growth rate of negative 4.2%. That negative rate points to an emerging deflationary environment for basic industrial commodities like oil and metals. And amazingly, these falling prices are occurring in a period of the lowest unemployment rates of the past 30 years. In fact, the 4.6% to 4.7% unemployment rates of the first quarter represent levels that were viewed well below "full employment" only a few years ago.


As expected, the turmoil in emerging Asian markets and Japan has been positive for U.S. fixed-income markets, particularly the highest quality sectors such as U.S. treasuries. The current low interest-rate environment has made mortgage refinancing particularly attractive for homeowners. As a result, we reconfigured our Portfolios to provide protection from the increased likelihood of mortgage prepayments. It was our belief that increased prepayment pressure would inevitably negatively affect the relative attractiveness of mortgage-backed bonds. Likewise we felt that the Asian crisis would negatively affect the earnings of U.S. multi-national corporations that rely on exports to those countries. The likely consequence of this lack of predictability of corporate earnings would be a widening of spreads. This anticipated widening of spreads versus treasuries did in fact occur in both the mortgage and corporate markets. By quarter-end, however, widened spreads made high-grade mortgage and corporate product sufficiently attractive to cause us to reverse course and selectively raise non-treasury allocations within our Portfolios.

Mentor Quality Income Portfolio
Mentor Short-Duration Income Portfolio
Managers' Commentary: The Fixed-Income Management Team
March 31, 1998
--------------------------------------------------------------------------------

Performance*
For the six-month period ending March 31, 1998, the Mentor Quality Income Portfolio A shares returned 2.76% and the B shares 2.53%, compared to 5.05% for the Merrill Lynch 7-Year Treasury Index. The Mentor Short-Duration Income Portfolio A shares and B shares returned 2.39% and 2.22% respectively for the six-month period, compared to 3.60% for the Merrill Lynch 3-Year Treasury Index.



The Portfolios**

At period-end we maintained a portfolio duration approximately 5% longer than our Merrill Lynch 3-year and 7-year Treasury Index benchmarks. This represents a modest lengthening from the beginning of the period when both the Quality Income and Short-Duration Income Portfolios had durations approximately 5% shorter than their respective benchmarks. This lengthening occurred in response to the continued crisis in Asia, which in our view significantly improved the prospects for lower interest rates. During the period we also sold our international bond positions, replacing them with domestic holdings.



Market Outlook
The outlook going forward is little changed from what it appeared to be at the beginning of the year. Prospects for continued low inflation remain good. The likely long-term consequence is that long rates, which are more sensitive to inflation than they are to economic growth, are likely to continue to decline over the course of the year.


The wild card continues to be the ultimate effect of Pacific Rim dislocations on the rate of U.S. domestic growth. So far at least, the impact seems more modest than might have been expected. Although declining exports and surging imports are depressing U.S. growth rates, this effect has been more than offset by accelerating domestic consumption expenditures driven by the lower rate environment. It seems clear, however, that the crisis has prevented inflationary pressures from emerging in the U.S. economy, as exhibited by year-to-date inflation trends. That in turn should continue to provide an attractive backdrop for lower interest rates.

  * The Merrill Lynch 7-Year and 3-Year Treasury Indexes are adjusted to reflect reinvestment of interest on securities in the indexes. The Merrill Lynch 7-Year and 3-Year Treasury Indexes are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolios' performance. Investors cannot invest in the Indexes. See notes to Performance Comparison, pages

 ** While the management team will endeavor to invest the Portfolios according to their proprietary process, there is no guarantee of investment success.

Mentor Quality Income Portfolio
March 31, 1998
--------------------------------------------------------------------------------

                            Performance Comparison


Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class A and Class B Shares and the Merrill Lynch 7-Year Treasury Index.~

[GRAPH]

                         [plot points missing]




Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
 ~ The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 7-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
 + Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

++ Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor Quality Income Portfolio Class A and Class B Shares from the date of commencement of operations on 4/29/92 through 3/31/98.



                            Performance Comparison

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class Y Shares and the Merrill Lynch 7-Year Treasury Index.~

[GRAPH]

                         Y-Shares                     Merrill Lynch 7-Year
                         --------                     --------------------
11/28/97                 $10,000                         $10,000
11/30/97                  10,000                          10,031
12/31/97                  10,038                          10,142
 1/31/97                  10,197                          10,329
 2/28/98                  10,151                          10,287
 3/31/98                  10,144                          10,310

                          Total Returns as of 3/31/98

                            1-Year            Since Inception**
                            ------            ----------------
Class Y                      n/a                    1.44%







Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
 *   Represents a  hypothetical  investment of $10,000 in Mentor  Quality
     Income Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Quality Income Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/98.

Mentor Short-Duration Income Portfolio
March 31, 1998
--------------------------------------------------------------------------------


                            Performance Comparison


Comparison  of  change  in value of  hypothetical  $10,000  purchase  in  Mentor
Short-Duration Income Portfolio Class A Shares and the Merrill Lynch 3-Year Treasury.~

              Class A               3-Year Treasury
              -------               ---------------
6/16/95       $ 9,900                  $10,000
6/30/95         9,946                   10,062
9/30/95         9,931                   10,139
9/30/96        10,532                   11,038
9/30/97        11,304                   11,571
3/31/98        11,574                   11,988


                      Average Annual Returns as of 3/31/98
                            Including Sales Charges

                         1-Year           Since Inception**
                         ------           -----------------
Class A                   5.98%                 5.37%




Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class B Shares and Merrill Lynch 3-year Treasury.~

                     Class B             3-Year Treasury
                     -------             ----------------
 4/29/94             $10,000                 $10,000
12/31/94              10,093                  10,075
 9/30/95              10,623                  11,051
 9/30/96              11,225                  11,709
 9/30/97              12,125                  12,600
 3/31/98              12,398                  13,053






Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 ~ The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

 * Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class A Shares, after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charges = $9,900. The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class A from the date of issuance on 6/16/95 through 3/31/98.

 + Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The ending value of the Class B shares reflects a redemption fee of 4.00% on any redemption less than one year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Short-Duration Income Portfolio Class B Shares from the date of commencement of operations on 4/29/94 through 3/31/98.

Mentor Short-Duration Income Portfolio
March 31, 1998
--------------------------------------------------------------------------------

                            Performance Comparison


Comparison  of  change  in value of  hypothetical  $10,000  purchase  in  Mentor
Short-Duration Income Portfolio Class Y Shares and the Merrill Lynch 3-Year Treasury.~

  [plot points missimg]




~ The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

 * Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class Y from the date of issuance on 11/19/97 through 3/31/98.

Mentor Quality Income Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------






                                      Principal
                                       Amount               Market Value

Long-Term Investments - 117.55%
Preferred Stock - 2.42%
Home Ownership Funding
   Corporation (cost
$   4,082,562)                      $4,350,000               $ 4,177,853
                                                             -----------
Asset-Backed Securities - 5.81%
Advanta Mortgage Loan
   Trust, Series 1993-4,
   5.55%, 3/25/10 - 1/25/25          2,288,803                 2,206,680
AFG Receivables Trust
   7.00%, 2/15/03                    1,621,016                 1,621,955
CS First Boston, Series
   1996-2 A6 7.18%, 2/25/18          2,500,000                 2,525,093
Equifax Credit Corporation,
   Series 1994-1 B 5.75%,
      3/15/09                        1,884,967                 1,844,692
Fifth Third Auto Grantor
   Trust 6.20%, 9/15/01              1,076,041                 1,078,040
Old Stone Credit
   Corporation Home Equity
   Trust, Series 1993-1 B1,
   6.00%, 3/15/08                      751,628                   741,605
                                                             -----------
Total Asset-Backed Securities
   (cost $9,873,741)                                          10,018,065
                                                             -----------
U.S. Government Securities
   and Agencies - 66.08%
Federal Home Loan
   Mortgage Corporation
   6.50%, Series 1647 B,
     11/15/08                        4,097,545                 4,066,485
6.00%, Series 1693 Z,
      3/15/09                        5,935,721                 5,643,951
6.50%, Series 26 C, 7/25/18          7,000,000                 6,927,354
Federal National Mortgage
   Association 6.00% -
   7.00%, 5/25/98 - 5/25/28,
   ARM                              82,539,256                80,744,761
Government National
   Mortgage Association
   4.50% - 7.38%, 12/20/22
   - 3/15/28, ARM                   12,775,457                12,767,001
7.00%, 12/15/08, MBS                 3,355,666                 3,418,548
U.S. Treasury Strip, 8.00%,
     11/15/21                        1,500,000                   359,009
                                                             -----------
Total U.S. Government
   Securities and Agencies
   (cost $114,132,513)                                       113,927,109
                                                             -----------



                                    Principal
                                     Amount                  Market Value

Corporate Bonds - 19.21%
     Financial - 14.09%
Capital One Bank, 7.15% -
   7.20%, 7/19/99 - 9/15/06         $4,750,000               $ 4,836,664
Ford Motor Credit, 6.55%,
      9/10/02                        2,500,000                 2,544,630
Lehman Brothers, Inc.,
   7.50% - 8.50%, 5/01/07 -
      8/01/26                        6,500,000                 7,122,530
NationsBank Corporation,
   7.50%, 9/15/06                    1,500,000                 1,609,788
Reliastar Financial
   Corporation, 6.63%,
      9/15/03                        5,000,000                 5,032,585
Salomon, Inc., 7.30% -
   7.65%, 5/15/02-6/27/05            3,000,000                 3,150,716
                                                             -----------
                                                              24,296,913
                                                             -----------
Technology - 3.39%
Philips Electronics, 7.20%,
      6/01/26                        5,500,000                 5,838,828
                                                             -----------
Utilities - 0.73%
Mississippi Power & Light,
   8.80%, 4/01/05                    1,250,000                 1,252,268
                                                             -----------
Other - 1.00%
United Dominion Realty
   Trust, 7.07%, 11/15/06            1,700,000                 1,729,965
                                                             -----------
Total Corporate Bonds
   (cost $32,028,876)                                         33,117,974
                                                             -----------
Miscellaneous - 6.12%
Allegheny County Industrial
   Development 5.75%,
   7/01/27 (cost $6,000,000)         6,000,000                 6,000,000
Barton Health Care, LLC,
   5.75%, 2/15/25
   (cost $4,555,000)                 4,555,000                 4,555,000
                                                             -----------
                                                              10,555,000
                                                             -----------
Collateralized Mortgage
   Obligations - 11.67%
Chase Mortgage Finance
   Corporation, Series
   1993-L2 M, 7.00%,
     10/25/24                        2,982,896                 3,008,895
General Electric Capital
   Mortgage Services, Inc.,
   Series 1993-18 B1, 6.00%,
   2/25/09 (a)                       1,996,656                 1,928,157

Mentor Quality Income Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------






                                               Principal
                                                Amount                Market Value
Collateralized Mortgage
   Obligations (continued)
General Electric Capital
   Mortgage Services, Inc.,
   Series 1998-01 &
   1998-03, 6.75% - 7.00%,
   1/25/13 - 1/25/28                         $3,488,530               $  3,504,620
Key Auto Finance Trust,
   6.15%, 10/15/01                            1,500,000                  1,504,250
NASCOR, Series 1996-2
   Class M, 7.00%, 9/25/11                    1,795,232                  1,813,059
Prudential Home, Series
   1995-5, 7.25%,
   9/25/25 (a)                                4,039,081                  4,119,334
Prudential Home, Series
   1996-4, 6.50%, 4/25/26                     4,319,881                  4,247,778
                                                                      ------------
Total Collateralized
   Mortgage Obligations
   (cost $19,570,344)                                                   20,126,093
                                                                      ------------
Residual Interests (b) - 6.24%
Capital Mortgage Funding I,
   Inc. 1997-5, 5/20/24                          42,522                    692,178
Capital Mortgage Funding I,
   Inc. 1997-13, 11/20/22                        34,665                    639,153
Capital Mortgage Funding I,
   Inc. 1997-20, 1/20/23                         21,173                    708,372
Capital Mortgage Funding I,
   Inc. 1998-1, 12/20/27                         44,878                    705,693
General Mortgage Securities
   II, Inc., 1995-1, 1997,
       6/25/20                                   18,923                    494,390
General Mortgage Securities
   II, Inc., 1995-4, 1997,
       6/25/23                                   11,379                    458,540
General Mortgage Securities
   II, Inc., 1997-4, 5/20/22                     14,809                    599,759
General Mortgage Securities
   II, Inc., 1997-5, 7/20/23                     29,020                    891,660
National Mortgage Funding,
   Inc., 1995-4, 1997,
       3/20/21                                    9,669                    172,188
National Mortgage Funding,
   Inc., 1997-6, 9/20/21                         41,157                    877,955
National Mortgage Funding,
   Inc., 1997-7, 7/20/22                         40,968                    834,374
National Mortgage Funding,
   Inc., 1997-9, 11/20/24                        30,935                    836,598
National Mortgage Funding,
   Inc., 1997-10, 10/20/24                       41,214                    584,924


                                                    Principal
                                                     Amount             Market Value
Residual Interests (b) (continued)
National Mortgage Funding,
   Inc., 1998-1, 1/01/90                     $   21,532               $    577,753
National Mortgage Funding,
   Inc., 1998-2, 1/01/90                         23,791                    604,583
National Mortgage Funding,
   Inc., 1998-3, 11/20/23                        23,872                    595,394
National Mortgage Funding,
   Inc., 1998-5, 11/25/22                        10,594                    478,894
                                                                      ------------
Total Residual Interests
   (cost $10,950,306)                                                   10,752,408
                                                                      ------------
Total Long-Term
   Investments
   (cost $201,193,342)                                                 202,674,502
                                                                      ------------
Short-Term Investment - 20.34%
Repurchase Agreement
Goldman Sachs & Company
   Dated 3/31/98, 6.05%, due 4/01/98,
   collateralized by $35,404,190 Federal
   Home Loan Mortgage Corporation, 7.00%,
   11/01/27, market value $35,813,551
  (cost $35,042,919)                         35,042,919                 35,042,919
                                                                      ------------
Total Investments (cost
$   236,236,261)-137.89%                                               237,717,421
                                                                      ------------
Other Assets less
   Liabilities - (37.89%)                                              (65,317,377)
                                                                      ------------
Net Assets - 100.00%                                                  $172,400,044
                                                                      ============

Investment abbreviations
ARM - Adjustable Rate Mortgage
MBS - Mortgage-Backed Security
REMIC - Real Estate Mortgage Investment Conduit
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) All or a portion of these securities are illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees.

Mentor Quality Income Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Transactions
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $255,996,215 and $153,710,236, respectively.



Income Tax Information
At March 31, 1998, the aggregated cost of investment securities for federal income tax purposes was $236,236,261. Net unrealized appreciation aggregated $1,481,160, of which $2,381,193, related to appreciated investment securities and $900,033, related to depreciated investment securities.


At September 30, 1997, Quality Income Portfolio for federal income tax purposes, had a capital loss carryforward of approximately $14,860,000. Pursuant to the Internal Revenue Code, such capital loss carryforwards expire as follows:
$820,000 in 2001, $3,680,000 in 2002, $7,320,000 in 2003, $1,710,000 in 2004 and
$1,330,000 in 2005.


Such capital loss carryforward will reduce the Portfolio's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise relieve the Portfolio's of any liability for federal tax.


See notes to financial statements.

Mentor Quality Income Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

March 31, 1998 (Unaudited)



Assets
Investments, at market value (Note 2)
Investment securities                                    $ 202,674,502
Repurchase agreements                                       35,042,919
                                                           -------------
  Total investments (cost
$     236,236,261)                                         237,717,421
                                                           -------------
Collateral for securities loaned
   (Note 2)                                                    236,600
Receivables
  Fund shares sold                                           1,114,372
  Dividends and interest                                     1,468,733
Other                                                           22,572
                                                           -------------
     Total assets                                          240,559,698
                                                           -------------
Liabilities
Payables
  Investments purchased                   $67,019,948
  Securities loaned (Note 2)                  236,600
  Fund shares redeemed                         96,013
  Dividends                                   801,228
Accrued expenses and other liabilities          5,865
                                          -----------
     Total liabilities                     68,159,654
                                          -----------
Net Assets                                               $ 172,400,044
                                                           =============
Net Assets represented by: (Note 2)
  Additional paid-in capital                             $ 186,938,544
  Accumulated distributions in
     excess of net investment income                          (915,556)
  Accumulated net realized loss on
     investment transactions                               (15,104,104)
  Net unrealized appreciation of
     investments                                             1,481,160
                                                           -------------
Net Assets                                               $ 172,400,044
                                                           =============
Net Asset Value per Share
Class A Shares                                           $       13.11
Class B Shares                                           $       13.11
Class Y Shares                                           $       13.42
Offering Price per Share
Class A Shares                                           $       13.76(a)
Class B Shares                                           $       13.11
Class Y Shares                                           $       13.42
Shares Outstanding
Class A Shares                                               5,840,172
Class B Shares                                               7,304,559
Class Y Shares                                                      76
                                                           -------------
     Total Shares Outstanding                               13,144,807
                                                           =============


(a) Computation of offering price: 100/95.25 of net asset value.


See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 1998 (Unaudited)



Investment income
Interest (b) (Note 2)                                     $5,380,502
                                                          ----------
Expenses
Management fee (Note 3)                  $467,022
Distribution fee (Note 3)                 215,035
Shareholder service fee (Note 5)          194,591
Transfer agent fee (Note 3)                95,515
Administration fee (Note 4)                77,837
Registration expenses                      14,882
Shareholder reports and postage
   expenses                                11,983
Custodian and accounting
   fees (Note 3)                           11,092
Legal fees                                  2,673
Directors' fees and expenses                2,307
Audit fees                                  1,256
Miscellaneous                               7,363
                                         --------
  Total expenses                                           1,101,556
                                                          ----------
Deduct
Waiver of management fee (Note 4)                            (56,110)
                                                          ----------
Net investment income                                      4,335,056
                                                          ----------
Realized and unrealized loss on
   investments and interest-rate swap
   contracts
Net realized loss on investments and
   interest-rate swap contracts
   (Note 2)                                (5,167)
Change in unrealized appreciation
   on investments                        (434,728)
                                         --------
Net loss on investments and
   interest-rate swap contracts                             (439,895)
                                                          ----------
Net increase in net assets resulting
   from operations                                        $3,895,161
                                                          ==========


b)  Net  of  interest   expenses  of  $1,013,609   ($917,460   related  to
    interest-rate swap and $96,149 related to borrowings).


See notes to financial statements.

Mentor Quality Income Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                 Six Months
                                                                               Ended 3/31/98       Year Ended
                                                                                (Unaudited)         9/30/97
Net Increase in Net Assets
Operations
 Net investment income                                                         $   4,335,056     $   6,390,445
 Net realized gain (loss) on investments and interest-rate swap contracts             (5,167)          222,072
 Change in unrealized appreciation on investments                                   (434,728)        2,224,113
                                                                               -------------     -------------
 Increase in net assets resulting from operations                                  3,895,161         8,836,630
                                                                               -------------     -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                         (2,252,882)       (2,180,277)
  Class B                                                                         (2,607,138)       (4,210,168)
 In excess of net investment income
  Class A                                                                                 --          (150,441)
  Class B                                                                                 --          (212,242)
                                                                               -------------     -------------
Total distributions to shareholders                                               (4,860,020)       (6,753,128)
                                                                               -------------     -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                     57,130,216        63,942,122
 Reinvested distributions                                                          2,890,510         4,044,282
 Shares redeemed                                                                 (14,877,784)      (21,179,174)
                                                                               -------------     -------------
 Change in net assets resulting from capital share transactions                   45,142,942        46,807,230
                                                                               -------------     -------------
 Increase in net assets                                                           44,178,083        48,890,732
Net Assets
 Beginning of period                                                             128,221,961        79,331,229
                                                                               -------------     -------------
 End of period (including accumulated distributions in excess of net
  investment income of $915,556 and $390,590, respectively)                    $ 172,400,044     $ 128,221,961
                                                                               =============     =============

Financial Highlights
Class A Shares

                                                                  Six Months        Year
                                                                Ended 3/31/98       Ended
                                                                 (Unaudited)       9/30/97
Per Share Operating Performance
Net asset value, beginning of period                             $    13.18       $  12.91
                                                                 ----------       --------
Income from investment operations
 Net investment income (loss)                                          0.42          0.97
 Net realized and unrealized gain (loss) on investments               (0.06)         0.26
                                                                 ----------       --------
 Total from investment operations                                      0.36          1.23
                                                                 ----------       --------
Less distributions
 From net investment income                                           (0.43)         (0.90)
 In excess of net investment income                                       -          (0.06)
 Total distributions                                                  (0.43)         (0.96)
                                                                 ----------       --------
Net asset value, end of period                                   $    13.11       $  13.18
                                                                 ==========       ========
Total Return*                                                          2.76%          9.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $   76,592       $ 53,176
Ratio of expenses to average net assets                                1.05%(a)       1.05%
Ratio of expenses to average net asset excluding waiver                1.12%(a)       1.18%
Ratio of net investment income (loss) to average net assets            5.75%(a)       7.01%
Portfolio turnover rate                                                 104%           100%



                                                                  Year         Year         Year         Year
                                                                  Ended        Ended        Ended        Ended
                                                                 9/30/96      9/30/95      9/30/94      9/30/93
Per Share Operating Performance
Net asset value, beginning of period                            $ 13.29     $  12.75     $  14.04     $  14.39
                                                                --------     --------     --------     --------
Income from investment operations
 Net investment income (loss)                                      0.89         0.84         0.84         1.06
 Net realized and unrealized gain (loss) on investments           (0.37)        0.61        (1.30)       (0.31)
                                                                --------     --------     --------     --------
 Total from investment operations                                  0.52         1.45        (0.46)        0.75
                                                                --------     --------     --------     --------
Less distributions
 From net investment income                                        (0.89)      (0.85)       (0.83)       (1.06)
 In excess of net investment income                                (0.01)      (0.06)           -        (0.04)
 Total distributions                                               (0.90)      (0.91)       (0.83)       (1.10)
                                                                --------     --------     --------     --------
Net asset value, end of period                                  $  12.91    $  13.29     $  12.75     $  14.04
                                                                ========     ========     ========     ========
Total Return*                                                       4.09%      11.82%       (3.39%)       5.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)                        $ 21,092    $ 24,472     $ 30,142     $ 47,780
Ratio of expenses to average net assets                             1.05%       1.32%        1.38%        1.04%
Ratio of expenses to average net asset excluding waiver             1.31%       1.36%        1.39%        1.22%
Ratio of net investment income (loss) to average net assets         6.84%       6.73%        6.33%        7.31%
Portfolio turnover rate                                              254%        368%         455%         102%

(a) Annualized.
* Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Quality Income Portfolio
--------------------------------------------------------------------------------

Financial Highlights
Class B Shares

                                                              Six Months        Year
                                                            Ended 3/31/98       Ended
                                                             (Unaudited)       9/30/97
Per Share Operating Performance
Net asset value, beginning of period                         $    13.18       $  12.93
                                                             ----------       --------
Income from investment operations
 Net investment income                                             0.38           0.86
 Net realized and unrealized gain (loss) on investments           (0.05)          0.30
                                                             ----------       --------
 Total from investment operations                                  0.33           1.16
                                                             ----------       --------
Less distributions
 From net investment income                                       (0.40)         (0.87)
 In excess of net investment income                                   -          (0.04)
                                                             ----------       --------
 Total distributions                                              (0.40)         (0.91)
                                                             ----------       --------
Net asset value, end of period                               $    13.11       $  13.18
                                                             ==========       ========
Total Return*                                                      2.53%          9.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)                     $   95,807       $ 75,046
Ratio of expenses to average net assets                            1.54%(a)       1.55%
Ratio of expenses to average net asset excluding waiver            1.61%(a)       1.68%
Ratio of net investment income to average net assets               5.26%(a)       6.51%
Portfolio turnover rate                                             104%           100%



                                                              Year         Year         Year         Year
                                                              Ended        Ended        Ended        Ended
                                                             9/30/96      9/30/95      9/30/94      9/30/93
Per Share Operating Performance
Net asset value, beginning of period                        $  13.31     $  12.76     $  14.06    $  14.40
                                                            --------     --------     --------    ---------
Income from investment operations
 Net investment income                                         0.84          0.79         0.82        0.99
 Net realized and unrealized gain (loss) on investments       (0.38)         0.61        (1.37)      (0.31)
                                                            --------     --------     --------    ---------
 Total from investment operations                              0.46          1.40        (0.55)       0.68
                                                            --------     --------     --------    ---------
Less distributions
 From net investment income                                   (0.84)        (0.79)       (0.75)      (0.99)
 In excess of net investment income                                -        (0.06)           -       (0.03)
                                                            --------     --------     --------    ---------
 Total distributions                                          (0.84)        (0.85)       (0.75)      (1.02)
                                                            --------     --------     --------    ---------
Net asset value, end of period                             $  12.93     $  1 3.31     $  12.76    $  14.06
                                                            ========     ========     ========    =========
Total Return*                                                  3.57%        11.33%       (3.97%)      4.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)                    $ 58,239     $ 62,155     $ 77,888    $ 127,346
Ratio of expenses to average net assets                         1.55%        1.74%        1.88%        1.54%
Ratio of expenses to average net asset excluding waiver         1.81%        1.79%        1.90%        1.72%
Ratio of net investment income to average net assets            6.36%        6.24%        6.21%        6.81%
Portfolio turnover rate                                          254%         368%         455%         102%

Class Y Shares




                                                                 Period
                                                            Ended 3/31/98 (b)
                                                              (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period                          $   13.22
                                                              ---------
Income from investment operations
 Net investment income                                             0.39
 Net realized and unrealized gain on investments                  (0.19)
                                                              ---------
 Total from investment operations                                  0.20
                                                              ---------
Net asset value, end of period                                $   13.42
                                                              =========
Total Return*                                                      1.44%
Ratios/Supplemental Data
Net assets, end of period                                     $   1,017
Ratio of expenses to average net assets                            0.80%(a)
Ratio of expenses to average net asset excluding waiver            0.93%(a)
Ratio of net investment income to average net assets               7.53%(a)
Portfolio turnover rate                                             104%


(a) Annualized.
(b) For the period from November 19, 1997 (initial offering of Class Y Shares) to March 31, 1998. * Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Short-Duration Income Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------






                                               Principal
                                                Amount                Market Value
Asset-Backed Securities - 12.98%
Advanta Home Equity Loan,
   6.15%, 10/25/09                          $  942,268               $    934,766
Advanta Mortgage Loan
   Trust 1993-3 A3, 4.75% -
   5.55%, 2/25/10 - 3/25/10                  1,236,213                  1,210,748
AFC Home Equity Loan
   Trust, 6.60%, 2/25/27                     1,499,955                  1,498,970
AFG Receivables Trust,
   6.45% - 7.05%, 9/15/00 -
       2/15/03                               4,020,678                  4,027,702
CS First Boston 1996-2,
   6.39%, 2/25/18                            1,300,000                  1,293,900
Equifax Credit Corporation
   1994-1B, 5.75%, 3/15/09                     599,292                    586,488
Fifth Third Auto Grantor
   Trust, 6.20%, 9/15/01                       538,572                    539,573
Old Stone Credit
   Corporation, 6.20%,
       6/15/08                                 328,868                    325,737
Olympic Automobiles
   Receivables Trust, 6.85% -
   7.35%, 6/15/01 - 10/15/01                 1,997,611                  2,013,460
Union Acceptance
   Corporation, 6.45% -
   6.48%, 7/08/03 - 5/10/04                  1,403,478                  1,410,721
                                                                     ------------
Total Asset-Backed Securities
   (cost $13,766,065)                                                  13,842,065
                                                                     ------------
U.S. Government Securities
   and Agencies - 60.26%
Federal National Mortgage
   Association 6.00%, 3/25/98
   - 5/25/28, ARM                            5,015,000                  4,827,759
10.00%, 6/01/05, MBS                           267,531                    279,815
Government National
   Mortgage Association
   7.00%, 12/15/08, MBS                      1,267,698                  1,291,453
7.00%, 7/20/22 - 12/20/22,
   ARM                                       7,907,994                  8,122,351
6.88%, 10/20/22, ARM                         2,903,717                  2,980,204
4.50%, 10/20/27 - 1/20/28,
   ARM                                       6,677,409                  6,583,807
6.50%, 3/15/28, ARM                          2,970,000                  2,944,725
U.S. Treasury Notes, 5.63% -
   6.63%, 11/15/00 - 11/30/02               36,550,000                 37,252,094
                                                                     ------------
Total U.S. Government
   Securities and Agencies
   (cost $64,326,722)                                                  64,282,208
                                                                     ------------
Collateralized Mortgage Obligation - 3.76%
Key Auto Finance
   Corporation 6.15%,
   10/15/01 (cost $3,996,798)                4,000,000                  4,011,332
                                                                     ------------



                                              Principal
                                               Amount                 Market Value
Corporate Bonds - 22.53%
Association Corporation NA,
   7.88%, 9/30/01                           $1,000,000               $  1,058,187
Capital One Bank, 7.15% -
   7.20%, 7/19/99 - 9/15/06                  2,500,000                  2,541,503
Dayton Hudson Company,
   6.63%, 3/01/03                            2,000,000                  2,039,294
Ford Motor Credit, 6.55%,
       9/10/02                               2,500,000                  2,544,630
General Motors Acceptance
   Corporation, 5.63% -
   6.88%, 2/01/99 - 7/15/01                  2,750,000                  2,807,241
Hilander Finance, LLC,
   5.70%, 12/01/25                           1,900,000                  1,900,000
Lehman Brothers, 6.20% -
   6.63%, 11/15/00 - 1/15/02                 3,750,000                  3,761,869
Merrill Lynch, 6.00%,
       3/01/01                               2,500,000                  2,507,100
Mississippi Power & Light,
   8.80%, 4/01/05                            1,000,000                  1,001,814
Salomon Incorporated, 5.50%
   - 7.30%, 1/15/99 - 5/15/02                3,750,000                  3,861,323
                                                                     ------------
Total Corporate Bonds
   (cost $23,943,797)                                                  24,022,961
                                                                     ------------
Residual Interests (b) - 1.14%
Capital Mortgage Funding I,
   Inc., 1997-5, 5/20/24                        28,348                    461,452
General Mortgage Securities
   II, Inc., 1997-4, 5/20/22                     7,936                    200,074
National Mortgage Funding,
   Inc., 1997-9, 11/20/24                       20,623                    557,732
                                                                     ------------
Total Residual Interests (cost
     $1,258,810)                                                        1,219,258
                                                                     ------------
Short-Term Investment - 2.05%
Repurchase Agreement
Goldman Sachs & Company
   Dated 3/31/98, 6.05%, due 4/01/98,
   collateralized by $2,214,600 Federal Home
   Loan Mortgage Corporation, 7.00%, 11/01/27,
   market value $2,240,206
  (cost $2,191,534)                          2,191,534                  2,191,534
                                                                     ------------
Total Investments (cost
   $109,483,726)-102.72%                                              109,569,358
                                                                     ------------
Other Assets less Liabilities - (2.72%)
                                                                       (2,903,122)
                                                                     ------------
Net Assets - 100.00%                                                 $106,666,236
                                                                     ============

Mentor Short-Duration Income Portfolio
Portfolio of Investments
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Abbreviations
ARM - Adjustable Rate Mortgage
MBS - Mortgage Backed Securities
(b) All or a portion of these securities are illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees.



Investment Transactions
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $132,720,570 and $64,947,450, respectively.



Income Tax Information
At March 31, 1998, the aggregated cost of investment securities for federal income tax purposes was $109,483,726. Net unrealized appreciation aggregated $85,632, of which $362,810, related to appreciated investment securities and $277,178, related to depreciated investment securities.


See notes to financial statements.

Mentor Short-Duration Income Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

March 31, 1998 (Unaudited)



Assets
Investments, at market value (Note 2)
Investment securities                                     $107,377,824
Repurchase agreements                                        2,191,534
                                                           ------------
   Total investments
     (cost $109,483,726)                                   109,569,358
Receivables
   Fund shares sold                                            382,891
   Dividends and interest                                      854,904
Deferred expenses (Note 2)                                      20,275
                                                           ------------
     Total assets                                          110,827,428
                                                           ------------
Liabilities
Payables
   Investments purchased                 $3,396,094
   Fund shares redeemed                     206,784
   Dividends                                462,390
Accrued expenses and other
   liabilities                               95,924
                                         ----------
     Total liabilities                                       4,161,192
                                                           ------------
Net Assets                                                $106,666,236
                                                           =============
Net Assets represented by: (Note 2)
   Additional paid-in capital                             $107,219,513
   Accumulated distributions in
     excess of net investment income                          (348,093)
   Accumulated net realized loss on
     investment transactions                                  (290,816)
   Net unrealized appreciation of
     investments                                                85,632
                                                           -------------

Net Assets                                                 $106,666,236
                                                           =============
Net Asset Value per Share
Class A Shares                                             $      12.54
Class B Shares                                             $      12.54
Class Y Shares                                             $      12.81
Offering Price per Share
Class A Shares                                             $      12.67(a)
Class B Shares                                             $      12.54
Class Y Shares                                             $      12.81
Shares Outstanding
Class A Shares                                                4,653,228
Class B Shares                                                3,852,088
Class Y Shares                                                       79
                                                           -------------
     Total Shares Outstanding                                 8,505,395
                                                           =============


(a) Computation of offering price: 100/99 of net asset value.


See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 1998 (Unaudited)



Investment income
Interest (b) (Note 2)                                      $ 2,678,183
                                                           -----------
Expenses
Management fee (Note 3)                   $216,938
Shareholder service fee (Note 5)           108,469
Distribution fee (Note 3)                   58,978
Transfer agent fee (Note 3)                 38,055
Custodian and accounting fees
   (Note 3)                                  8,432
Registration expenses                        6,840
Shareholder reports and postage
   expenses                                  4,218
Organizational expenses                      3,658
Legal fees                                   1,174
Directors' fees and expenses                   985
Audit fees                                     543
Administration fee (Note 4)                 43,746
Miscellaneous                                3,167
                                          --------
  Total expenses                                               495,203
                                                           -----------
Deduct
Waiver of administration fee (Note 4)                          (43,746)
Waiver of management fee (Note 4)                              (16,483)
                                                           -----------
Net investment income                                        2,243,209
                                                           -----------
Realized and unrealized gain on
   investments and interest-rate swap
   contracts
Net realized loss on investments and
   interest-rate swap
   contracts (Note 2)                     (117,746)
Change in unrealized appreciation on
   investments                            (213,406)
                                          --------
Net loss on investments                                       (331,152)
                                                           -----------
Net increase in net assets resulting
   from operations                                         $ 1,912,057
                                                           ===========

(b) Net of interest expenses of $437,123 ($281,897 related to interest-rate swap and $155,225 related to borrowings).


See notes to financial statements.

Mentor Short-Duration Income Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                            Six Months
                                                                          Ended 3/31/98        Year Ended
                                                                            Unaudited            9/30/97
Net Increase in Net Assets
Operations
 Net investment income                                                    $   2,243,209      $   2,155,953
 Net realized gain (loss) on investments                                       (117,746)             7,748
 Change in unrealized appreciation (depreciation) on investments               (213,406)           386,023
                                                                          -------------      -------------
 Increase in net assets resulting from operations                             1,912,057          2,549,724
                                                                          -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                    (1,399,133)          (751,850)
  Class B                                                                    (1,096,371)        (1,404,103)
 In excess of net investment income
  Class A                                                                            --            (12,040)
  Class B                                                                            --            (11,811)
                                                                          -------------      -------------
  Total distributions to shareholders                                        (2,495,504)        (2,179,804)
                                                                          -------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                76,927,793         39,889,219
 Reinvested distributions                                                     1,860,038          1,755,339
 Shares redeemed                                                            (26,245,870)       (19,273,346)
                                                                          -------------      -------------
 Change in net assets resulting from capital share transactions              52,541,961         22,371,212
                                                                          -------------      -------------
 Increase in net assets                                                      51,958,514         22,741,132
Net Assets
 Beginning of period                                                         54,707,722         31,966,590
                                                                          -------------      -------------
 End of period (including accumulated distributions in excess of net
  investment income of $348,093 and $95,798, respectively)                $ 106,666,236      $  54,707,722
                                                                          =============      =============

See notes to financial statements.


Financial Highlights
Class A Shares


                                                              Six Months         Year          Year            Period
                                                            Ended 3/31/98        Ended         Ended           Ended
                                                             (Unaudited)        9/30/97       9/30/96       9/30/95 (b)
Per Share Operating Performance
Net asset value, beginning of period                         $   12.62         $  12.50     $  12.68        $   12.74
                                                             ---------         --------     --------        ---------
Income from investment operations
 Net investment income                                            0.35            0.77          0.82             0.22
 Net realized and unrealized gain (loss) on investments          (0.05)           0.12         (0.23)           (0.03)
                                                             ---------         --------     ---------       ---------
 Total from investment operations                                 0.30            0.89          0.59             0.19
Less distributions
 From net investment income                                      (0.38)          (0.76)        (0.77)           (0.22)
 In excess of net investment income                                  -           (0.01)            -            (0.03)
                                                             ---------         --------     ---------       ---------
 Total distributions                                             (0.38)          (0.77)        (0.77)           (0.25)
                                                             ---------         --------     ---------       ---------
Net asset value, end of period                               $   12.54         $ 12.62     $   12.50        $   12.68
                                                             =========         ========     =========       =========
Total Return*                                                     2.39%            7.33%         4.80%           1.51%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                     $  58,340         $ 27,619    $    7,450       $   1,002
Ratio of expenses to average net assets                           0.85%(a)         0.86%         0.86%           0.71%(a)
Ratio of expenses to average net asset excluding waiver           0.99%(a)         1.12%         1.26%           1.00%(a)
Ratio of net investment income to average net assets              5.20%(a)         6.00%         5.90%           4.10%(a)
Portfolio turnover rate                                             74%              75%          411%            126%

(a) Annualized.
(b) For the period from June 16, 1995 (initial offering of Class A Shares) to September 30, 1995. * Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Short-Duration Income Portfolio
--------------------------------------------------------------------------------

Financial Highlights
Class B Shares


                                                              Six Months        Year
                                                            Ended 3/31/98       Ended
                                                             (Unaudited)       9/30/97
Per Share Operating Performance
Net asset value, beginning of period                         $    12.62      $  12.50
                                                             ----------      --------
Income from investment operations
 Net investment income                                             0.35          0.73
 Net realized and unrealized gain (loss) on investments           (0.07)         0.12
                                                             ----------      --------
 Total from investment operations                                  0.28          0.85
Less distributions
 From net investment income                                       (0.36)        (0.72)
 In excess of net investment income                                   -         (0.01)
 From net realized gain                                               -              -
 In excess of net realized gain                                       -              -
                                                             ----------      ---------
 Total distributions                                              (0.36)        (0.73)
                                                             ----------      ---------
Net asset value, end of period                               $    12.54      $  12.62
                                                             ==========      =========
Total Return*                                                      2.22%         6.96%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                         48,325        27,089
Ratio of expenses to average net assets                            1.14%(a)      1.16%
Ratio of expenses to average net asset excluding waiver            1.28%(a)      1.42%
Ratio of net investment income to average net assets               4.91%(a)      5.70%
Portfolio turnover rate                                              74%           75%



                                                              Year           Period             Year
                                                              Ended          Ended             Ended
                                                             9/30/96       9/30/95(c)        9/30/94(d)
Per Share Operating Performance
Net asset value, beginning of period                       $  12.67       $    12.18        $    12.50
                                                           --------       ----------        ----------
Income from investment operations
 Net investment income                                         0.73             0.59              0.41
 Net realized and unrealized gain (loss) on investments       (0.17)            0.52             (0.29)
                                                           ---------      ----------        ----------
 Total from investment operations                              0.56             1.11              0.12
Less distributions
 From net investment income                                   (0.73)           (0.59)            (0.41)
 In excess of net investment income                                -           (0.03)            (0.03)
 From net realized gain                                            -               -                 -
 In excess of net realized gain                                    -               -                 -
                                                           ---------      ----------        ----------
 Total distributions                                          (0.73)           (0.62)            (0.44)
                                                           ---------      ----------        ----------
Net asset value, end of period                             $  12.50       $    12.67        $    12.18
                                                           =========      ==========        ==========
Total Return*                                                  4.53%            9.22%             0.95%
Ratios / Supplemental Data
Net assets, end of period (in thousands)                      24,517          19,871            17,144
Ratio of expenses to average net assets                         1.16%           1.20%(a)          1.29%(a)
Ratio of expenses to average net asset excluding waiver         1.56%           1.70%(a)          1.29%(a)
Ratio of net investment income to average net assets            5.64%           5.04%(a)          4.90%(a)
Portfolio turnover rate                                          411%            126%              166%

Class Y Shares




                                                                Period
                                                            Ended 3/31/98 (e)
                                                              (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period                          $   12.58
                                                              ---------
Income from investment operations
 Net investment income                                             0.40
 Net realized and unrealized gain on investments                  (0.11)
                                                              ---------
 Total from investment operations                                  0.29
                                                              ---------
Less distributions
 From net investment income                                       (0.06)
                                                              ---------
Net asset value, end of period                                $   12.81
                                                              =========
Total Return*                                                      1.67%
                                                              =========
Ratios / Supplemental Data
Net assets, end of period                                     $   1,019
Ratio of expenses to average net assets                            0.61%(a)
Ratio of expenses to average net asset excluding waiver            0.87%(a)
Ratio of net investment income to average net assets               6.77%(a)
Portfolio turnover rate                                              74%


(a) Annualized.
(c) For the period  from  January 1, 1995 to  September  30,  1995.
(d) For the period from April 29, 1994 (commencement of operations) to December 31, 1994.
(e) For the period from November 19, 1997 (initial offering of Class Y Shares) to March 31, 1998.
* Total return does not reflect sales  commissions and is not annualized.


See notes to financial statements.

Mentor Funds
Notes to Financial Statements
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Note 1: Organization

Mentor Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Mentor Funds consists of eleven separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at March 31, 1998, as follows:



      Mentor Growth Portfolio ("Growth Portfolio")
      Mentor Capital Growth Portfolio
       ("Capital Growth Portfolio")
      Mentor Strategy Portfolio ("Strategy Portfolio")
      Mentor Income and Growth Portfolio
       ("Income and Growth Portfolio")
      Mentor Perpetual Global Portfolio
       ("Global Portfolio")
      Mentor Quality Income Portfolio
       ("Quality Income Portfolio")
      Mentor Short-Duration Income Portfolio
       ("Short-Duration Income Portfolio")
      Mentor Municipal Income Portfolio
       ("Municipal Income Portfolio")
      Mentor Balanced Portfolio ("Balanced Portfolio")
      Mentor U.S. Government Institutional Money Market Portfolio ("Government Portfolio")
      Mentor Institutional Money Market Portfolio
       ("Money Market Portfolio")


The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.


These financial statements do not include the Balanced Portfolio, Institutional Money Market Portfolio and the U.S. Government Institutional Money Market Portfolio. The Balanced Portfolio is not currently being offered to new investors.

Mentor Funds currently issues three classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% (4.75% for the Quality Income Portfolio and Municipal Income Portfolio and 1% for Short-Duration Income Portfolio) payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held. Class Y shares are sold to institutions and high net-worth individual investors and are not subject to any sales or contingent deferred sales charges.



Note 2: Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.


(a) Valuation of Securities - Listed securities held by the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio and Global Portfolio traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.


U.S. Government obligations held by the Quality Income Portfolio, Short-Duration Income Portfolio and Income and Growth Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolio's Board of Trustees. In determining value, the pricing services use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.


Municipal bonds, held by the Municipal Income Portfolio, are valued at fair value. An independent pricing service values the Portfolio's municipal bonds taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities. The pricing service does not rely exclusively on quoted prices. The Board of Trustees has determined that the fair value of debt securities with remaining maturities of 60 days or less shall be their amortized cost value unless the particular circumstances of the security indicate otherwise.

Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.


(b) Repurchase Agreements - It is the policy of Mentor Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.


Mentor Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Mentor Funds' adviser to be creditworthy pursuant to guidelines established by the Mentor Funds' Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, Mentor Funds could receive less than the repurchase price on the sale of collateral securities.


(c) Borrowings - Each of the Portfolios (except for the Growth Portfolio, Strategy Portfolio and Municipal Income Portfolio) may, under certain circumstances, borrow money directly or through dollar-roll and reverse repurchase agreements (arrangements in which the Portfolio sells a security for a percentage of its market value with an agreement to buy it back on a

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

set date). Each Portfolio may borrow up to one-third of the value of its net assets.


The average daily balance of reverse repurchase agreements outstanding for Quality Income Portfolio and Short-Duration Income Portfolio during the six months ended March 31, 1998, were approximately $14,466,795 and $7,136,691 or $2.38 and $1.94 per share based on average shares outstanding during the period at a weighted average interest rate of 3.47% and 4.30%, respectively. For Short-Duration Income Portfolio the maximum amount of borrowings outstanding for any day during the period was $13,001,997 (including accrued interest), as of January 6, 1998, at an interest rate of 5.53% and was 11.73% of total assets. For Quality Income Portfolio the maximum amount of borrowings outstanding for any day during the period was $16,687,461 (including accrued interest), as of October 3, 1997, at an interest rate of 3.65% and was 10.18% of total assets.


(d) Portfolio Securities Loaned


Each of the Portfolios (except for Municipal Income Portfolio) is authorized by the Board of Trustees to participate in securities lending transactions.


The Portfolios may receive fees for participating in lending securities transactions. During the period that a security is out on loan, Portfolios continue to receive interest or dividends on the securities loaned. The Portfolio receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Portfolios record an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Portfolio. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Portfolio.


At March 31, 1998, certain Portfolios had loaned securities to brokers which were collateralized by cash, U.S. Treasury securities and letters of credits. Income from securities lending activities amounted to $73,462, $16,474, $16,495, $44,233, $21,672, and $38,271, for the Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income & Growth Portfolio and Quality Income Portfolio, respectively for the six months ended March 31, 1998. The risks to the Portfolio from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At March 31, 1998, the value of the securities on loan and the value of the related collateral were as follows:


                                                                           Letters of
                         Securities           Cash         Securities        Credit
     Portfolio            On Loan          Collateral      Collateral      Collateral
---------------------------------------------------------------------------------------
Growth                $169,112,776      $169,535,519      $2,708,650
Global                   5,651,857         5,780,650                      $1,702,755
Capital Growth          10,874,288        11,292,506
Strategy                66,714,498        54,376,329      13,758,624
Income and Growth       53,001,603        44,064,557      10,141,450
Quality Income             232,086           236,600
---------------------------------------------------------------------------------------

(d) Dollar Roll Transactions - Each of the Portfolios (except for the Growth, Strategy and Municipal Income Portfolios) may engage in dollar roll transactions with respect to mortgage-related securities issued by GNMA, FNMA, and FHLMC. In a dollar-roll transaction, a Portfolio sells a mortgage-related

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.


(e) Security Transactions and Investment Income - Security transactions for the Portfolios are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Interest income (except for Municipal Income Portfolio) includes interest and discount earned (net of premium) on short-term obligations, and interest earned on all other debt securities including original issue discount as required by the Internal Revenue Code. Dividends to shareholders and capital gain distributions, if any, are recorded on the ex-dividend date. Interest income for the Municipal Income Portfolio includes interest earned net of premium, and original issue discount as required by the Internal Revenue Code.


(f) Federal Income Taxes - No provision for federal income taxes has been made since it is each Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.


Dividends paid by the Municipal Income Portfolio representing net interest received on tax-exempt municipal securities are not includable by shareholders as gross income for federal income tax purposes because the Portfolio intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Portfolio to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private purpose municipal bonds issued after August 7, 1986, may by considered a tax preference item to shareholders.


At September 30, 1997, Quality income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $14,860,000. Pursuant to the Code, such capital loss carryforwards expire as follows: $820,000 in 2001, $3,680,000 in 2002, $7,320,000 in 2003, $1,710,000 in 2004 and $1,330,000 in 2005.


At September 30, 1997, Short-Duration Income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $106,000. Pursuant to the Internal Revenue Code, such capital loss carryforward will expire in 2005.


At September 30, 1997, Municipal Income Portfolio for federal tax purposes, had a capital loss carryforward of approximately $1,930,000. Pursuant to the Internal revenue Code, such capital loss carryforwards expire as follows:
$320,000 in 2003 and $1,610,000 in 2004.


Such capital loss carryforwards will reduce the Portfolios' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise relieve the Portfolios of any liability for federal tax.


(g) When-Issued and Delayed Delivery Transactions - The Portfolios may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


(h) Futures Contracts - In order to gain exposure to or protect against declines in security values, Quality Income Portfolio, Short-Duration Income Portfolio and Municipal Income Portfolio may buy and sell futures contracts. The Portfolios may also buy or write put or call options on these futures contracts.


The Portfolios generally sell futures contracts to hedge against declines in the value of portfolios securities. The Portfolios may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Portfolios will segregate assets to cover its commitments under such speculative futures contracts.


Upon entering into a futures contract, the Portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolios recognize a realized gain or loss when the contract is closed. For the six months ended March 31, 1998, the Municipal Income Portfolio had realized losses of $70,658 on closed futures contracts.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. At March 31, 1998, the Municipal Income Portfolio had an open position in the following futures contracts:





   Number                                                        Net
     of                                         Contract      Unrealized
 Contracts       Contracts       Expiration       Value      Appreciation
----------- ------------------- ------------ -------------- -------------

    180     U.S. 10 Year Note      Jun-98    $18,000,000    $43,860


(i) Options - In order to produce incremental earnings or protect against changes in the value of portfolio securities, Quality Income Portfolio and Short-Duration Income Portfolio may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.


The Portfolios generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. The Portfolios may also use options for speculative purposes, although they do not employ options for this at the present time. The Portfolios will segregate assets to cover their obligations under option contracts.


Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Portfolios will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. For the six months ended March 31, 1998, Municipal Income Portfolio had realized loss of $35,132.

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty. Activity in written options for the Municipal Income Portfolio for the six months ended March 31, 1998, was as follows:





                           Premium      Face Value
                         ----------- ---------------

 Options outstanding at
   September 30, 1997     $  36,693   $  10,000,000
 Options written                  -               -
 Options exercised                -               -
 Options expired            (36,693)    (10,000,000)
                          ---------   -------------
 Options outstanding at
   March 31, 1998         $       -   $           -
                          ---------   -------------


(j) Residual Interests - A derivative security is any investment that derives its value from an underlying security, asset, or market index. Quality Income Portfolio and Short-Duration Income Portfolio invest in mortgage security residual interests ("residuals") which are considered derivative securities. The Portfolios' investment in residuals have been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Portfolios have not incurred any indebtedness in the course of making these residual investments; nor have the Portfolios' assets been pledged to secure the indebtedness of the issuing structure or the Portfolios' investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Portfolios' policy to limit their exposure at the time of purchase to no more than 20% of their total assets. The Portfolios will continue to invest in residual securities because, in the opinion of the Investment Manager, these investments can play a key role in fulfilling the Portfolios' objective of achieving high monthly income through providing a means of economic leverage.


(k) Interest-Rate Swap - An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. As of March 31, 1998, Quality Income Portfolio had entered into the following interest rate swap agreement. In the agreement, the Portfolio has exchanged fixed rates for floating rates. The terms vary among the contracts but provide for the interest rate differential to be settled on a semi annual basis. During the six months ended March 31, 1998, net cash payments of $264,715 by Quality Income Portfolio was received in connection with the interest rate swap agreement.


                                                     Rate Paid    Rate Received                                          Net
                                        Notional    by the Fund    by the Fund         Floating        Termination    Unrealized
Portfolio        Swap Counter Party     Principal    at 3/31/98     at 3/31/98        Rate Index           Date         (Loss)
---------------- -------------------- ------------ ------------- --------------- -------------------- ------------- -------------
Quality Income     Lehman Brothers    11,700,000       7.56%          7.05%        3-Month Canadian       2/24/00
                                                                                   Bankers Acceptance                 $ (67,470)
                                                                                                                      =========

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

(l) Deferred Expenses - Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.


(m) Distributions - Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of wash sales.



Note 3: Dividends

Dividends will be declared daily and paid monthly to all shareholders invested in Quality Income Portfolio, Short-Duration Income Portfolio and Municipal
Income Portfolio on the record date. Dividends are declared and paid semi-annually to all shareholders invested in Capital Growth Portfolio on the record date, dividends are declared and paid annually to all shareholders invested in the Growth Portfolio, Strategy Portfolio and Global Portfolio on the record date, and dividends are declared and paid quarterly to all shareholders invested in Income and Growth Portfolio on the record date. Dividends will be reinvested in additional shares of the same class and Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless cash payments are requested by shareholders in writing to Mentor. Capital gains realized by each Portfolio, if any, are paid annually.



Note 4: Investment Advisory and Management and Administration Agreements

Mentor Investment Advisors, LLC ("Mentor Advisors"), the Portfolios' investment adviser, receives for its services an annual investment advisory fee not to exceed the following percentages of the average daily net assets of the particular Portfolio: Growth Portfolio, 0.70%; Capital Growth Portfolio, 0.80%; Strategy Portfolio, 0.85%; Income and Growth Portfolio, 0.75%; Municipal Income Portfolio, 0.60%; Quality Income Portfolio, 0.60%; and Short-Duration Income Portfolio, 0.50%.


Mentor Advisors pays the sub-adviser to Municipal Income Portfolio an annual fee expressed as a percentage of the Portfolio's average net assets as follows:
0.25% of the first $60 million of the Portfolio's average net assets and 0.20% of the Portfolio's average net assets over $60 million. The sub-adviser to the Income and Growth Portfolio receives from the Investment Adviser an annual fee expressed as a percentage of that Portfolio's assets as follows: 0.325% on the first $50 million of the Portfolio's average net assets, 0.275% on the next $150 million of the Portfolio's average net assets, 0.225% of the next $300 million of the Portfolio's average net assets, and 0.200% of the Portfolio's net assets over $500 million. No performance or incentive fees are paid to the sub-advisers. Under certain Sub-Advisory Agreements, the particular sub-adviser may, from time to time, voluntarily waive some or all of its sub-advisory fee charged to the Investment Adviser and may terminate any such voluntary waiver at any time in its sole discretion.


The Global Portfolio has entered into an Investment Advisory Agreement with Mentor Perpetual Advisors, L.L.C. ("Mentor Perpetual"). Mentor Perpetual is owned equally by Mentor and Perpetual PLC, a diversified financial services holding company. Under this agreement, Mentor Perpetual's management fee is accrued daily and paid monthly at an annual rate of 1.10% applied to the average daily net assets of the Portfolio.

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

For the six months ended March 31, 1998, Mentor Advisors and sub-advisers, earned and voluntarily waived the following advisory fees:




>
                         Adviser       Adviser Fee     Sub Adviser
                           Fee         Voluntarily         Fee
Portfolio                 Earned          Waived         Earned
-------------------   -------------   -------------   ------------

Growth                $2,094,633            -                -
Global                   730,095            -                -
Capital Growth           856,388            -                -
Strategy               1,317,072            -                -
Income and Growth        734,692            -         $283,459
Municipal Income         254,793            -          100,311
Quality Income           467,022      $56,110                -
Short-Duration
Income                   216,938       16,483                -
-------------------   ----------      -------         --------


Administrative   personnel  and  services  are  provided  by  Mentor,  under  an
Administration Agreement, at an annual rate of 0.10% of the average daily net assets of each Portfolio. For the six months ended March 31, 1998, Mentor earned the following administrative fees:





                                              Administrative
                           Administrative          Fee
                                 Fee           Voluntarily
Portfolio                      Earned             Waived
-----------------------   ----------------   ---------------

Growth                    $299,233                 -
Global                      69,270                 -
Capital Growth             107,048                 -
Strategy                   154,950                 -
Income and Growth           97,959                 -
Municipal Income            42,465                 -
Quality Income              77,837                 -
Short-Duration Income       43,746           $43,746
-----------------------   --------           -------


The Portfolios also provide direct reimbursement to Mentor for certain legal and compliance administration, investor relation and operation related costs not covered under the Investment Management Agreement. For the six months ended March 31, 1998, these direct reimbursements were as follows:




                               Direct
Portfolio                  Reimbursements
-----------------------   ---------------
[S]                       [C]
Growth                         $9,204
Global                          2,156
Capital Growth                  3,445
Strategy                        4,587
Income and Growth               3,093
Municipal Income                1,320
Quality Income                  2,429
Short-Duration Income           1,438
-----------------------        ------


Note 5: Distribution Agreement and Other Transactions with Affiliates

The Class B shares of the Portfolios have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a
Distribution Agreement between the Portfolios and Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of BISYS Fund Services, Inc., Mentor Distributors was appointed distributor of the Portfolios. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolios' average daily net assets for the Growth Portfolio, Capital Growth Portfolio, Strategy Portfolio, Income and Growth Portfolio and Global Portfolio, 0.50% of the average daily net assets of the Quality Income Portfolio and Municipal Income Portfolio, and 0.30% of the average daily net assets for the Short-Duration Income Portfolio.


Mentor Distributors may select financial institutions, such as investment dealers and banks to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolios. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers.

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be owners of record or beneficial owners of Class A or Class B shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios beneficially owned by the financial institution's customers for whom it is holder of record or with whom it has a servicing relationship.


Presently, the Portfolios' class specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. For the year ended March 31, 1998, distribution fees and shareholder servicing fees were as follows:




                                          Shareholder Servicing Fees
                           Distribution   --------------------------
Portfolio                      Fees          Class A       Class B
-----------------------   -------------   ------------   -----------

Growth                     $1,836,172      $ 138,725      $609,358
Global                        331,080         61,944       111,229
Capital Growth                497,929        102,145       165,476
Strategy                    1,020,717         47,044       340,330
Income and Growth             445,217         96,679       148,218
Municipal Income              120,112         47,253        58,911
Quality Income                215,035         86,833       107,759
Short-Duration Income          58,978         59,329        49,140
-----------------------    ----------      ---------      --------

Note 6: Forward Foreign Currency Exchange Contracts

In connection with portfolio purchases and sales of securities denominated in a foreign currency, Global Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time Global Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At March 31, 1998, Global Portfolio had outstanding forward contracts as set forth below.

                                Contracts
                               to Deliver/                     In Exchange     Net Unrealized
Settlement Date                  Receive          Value            For         (Depreciation)
---------------------------   -------------   -------------   -------------   ---------------
Sales
5/19/98  Hong Kong Dollar      20,633,550      $2,577,984      $2,561,475        $ (16,509)
---------------------------    ----------      ----------      ----------        ---------

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

Note 7: Capital Share Transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in capital shares were as follows:



                                                                                 Mentor Growth Portfolio
                                                         -----------------------------------------------------------------------
                                                                     Six Months                              Year
                                                                   Ended 3/31/98                        Ended 9/30/97
                                                         ----------------------------------   ----------------------------------
                                                              Shares            Dollar             Shares            Dollar
                                                         ---------------   ----------------   ---------------   ----------------
Class A:
Shares sold                                                  4,194,490      $  76,668,179         5,018,131      $  82,270,375
Shares issued upon reinvestment of distributions               346,751          6,474,795           369,088          5,744,163
Shares redeemed                                             (3,644,498)       (66,325,173)       (2,301,180)       (37,823,031)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions           896,743      $  16,817,801         3,086,039      $  50,191,507
                                                            ==========      =============        ==========      =============
Class B:
Shares sold                                                  2,214,883      $  39,729,701         5,392,199      $  86,290,167
Shares issued upon reinvestment of distributions             1,667,456         30,460,604         3,348,283         51,489,284
Shares redeemed                                             (2,013,582)       (35,364,206)       (3,140,076)       (49,890,633)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions         1,868,757      $  34,826,099         5,600,406      $  87,888,818
                                                            ==========      =============        ==========      =============
Class Y: (a)
Shares sold                                                         55      $       1,010                 -                  -
Shares issued upon reinvestment of distributions                     -                  -                 -                  -
Shares redeemed                                                      -                  -                 -                  -
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions                55      $       1,010                 -                  -
                                                            ==========      =============        ==========      =============


                                                                         Mentor Perpetual Global Portfolio
                                                         -----------------------------------------------------------------
                                                                    Six Months                           Year
                                                                  Ended 3/31/98                     Ended 9/30/97
                                                         --------------------------------   ------------------------------
                                                             Shares           Dollar            Shares          Dollar
                                                         -------------   ----------------   -------------   --------------
Class A:
Shares sold                                                  603,955      $  11,898,673       1,732,413      $ 32,107,036
Shares issued upon reinvestment of distributions             113,726          2,255,270          26,897           463,738
Shares redeemed                                             (346,836)        (6,873,466)       (270,161)       (5,115,471)
                                                            --------      -------------       ---------      ------------
Change in net assets from capital share transactions         370,845      $   7,280,477       1,489,149      $ 27,455,303
                                                            ========      =============       =========      ============
Class B:
Shares sold                                                  774,144      $  15,064,569       2,325,365      $ 42,416,589
Shares issued upon reinvestment of distributions             232,932          4,477,443          91,695         1,544,189
Shares redeemed                                             (562,374)       (10,528,628)       (447,724)       (8,352,236)
                                                            --------      -------------       ---------      ------------
Change in net assets from capital share transactions         444,702      $   9,013,384       1,969,336      $ 35,608,542
                                                            ========      =============       =========      ============
Class Y: (a)
Shares sold                                                       53      $       1,008               -                 -
Shares issued upon reinvestment of distributions                   -                  -               -                 -
Shares redeemed                                                    -                  -               -                 -
                                                            --------      -------------       ---------      ------------
Change in net assets from capital share transactions              53      $       1,008               -                 -
                                                            ========      =============       =========      ============

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

Note 7: Capital Share Transactions (continued)



                                                                           Mentor Capital Growth Portfolio
                                                         -------------------------------------------------------------------
                                                                    Six Months                            Year
                                                                  Ended 3/31/98                      Ended 9/30/97
                                                         --------------------------------   --------------------------------
                                                             Shares           Dollar            Shares           Dollar
                                                         -------------   ----------------   -------------   ----------------
Class A:
Shares sold                                                1,955,402      $  43,574,633       1,422,449      $  28,161,248
Shares issued upon reinvestment of distributions             278,288          5,833,639         264,769          4,552,490
Shares redeemed                                             (827,055)       (18,520,523)       (404,403)        (7,959,184)
                                                           ---------      -------------       ---------      -------------
Change in net assets from capital share transactions       1,406,635      $  30,887,749       1,282,815      $  24,754,554
                                                           =========      =============       =========      =============
Class B:
Shares sold                                                2,094,422      $  45,198,754       1,749,992      $  33,332,019
Shares issued upon reinvestment of distributions             507,715         10,256,056         596,606          9,983,395
Shares redeemed                                             (523,707)       (11,154,665)       (711,342)       (13,428,205)
                                                           ---------      -------------       ---------      -------------
Change in net assets from capital share transactions       2,078,430      $  44,300,145       1,635,256      $  29,887,209
                                                           =========      =============       =========      =============
Class Y: (a)
Shares sold                                                       49      $       1,012               -                  -
Shares issued upon reinvestment of distributions                   -                  -               -
Shares redeemed                                                    -                  -               -                  -
                                                           ---------      -------------       ---------      -------------
Change in net assets from capital share transactions              49      $       1,012               -                  -
                                                           =========      =============       =========      =============


                                                                                Mentor Strategy Portfolio
                                                         -----------------------------------------------------------------------
                                                                     Six Months                              Year
                                                                   Ended 3/31/98                        Ended 9/30/97
                                                         ----------------------------------   ----------------------------------
                                                              Shares            Dollar             Shares            Dollar
                                                         ---------------   ----------------   ---------------   ----------------
Class A:
Shares sold                                                    312,205       $  4,763,997         1,695,322      $  28,517,096
Shares issued upon reinvestment of distributions               444,548          6,836,197            91,017          1,513,610
Shares redeemed                                               (777,622)       (12,080,086)         (742,169)       (12,677,413)
                                                              --------       ------------         ---------      -------------
Change in net assets from capital share transactions           (20,869)     ($    479,892)        1,044,170      $  17,353,293
                                                              ========       ============         =========      =============
Class B:
Shares sold                                                    353,802       $  5,349,702         2,587,894      $  43,129,553
Shares issued upon reinvestment of distributions             3,423,559         51,517,305         1,291,000         21,237,045
Shares redeemed                                             (4,273,266)       (64,447,708)       (3,591,125)       (60,432,366)
                                                            ----------       ------------        ----------      -------------
Change in net assets from capital share transactions          (495,905)     ($  7,580,701)          287,769      $   3,934,232
                                                            ==========       ============        ==========      =============
Class Y: (a)
Shares sold                                                         67       $      1,001                 -                  -
Shares issued upon reinvestment of distributions                     -                  -                 -                  -
Shares redeemed                                                      -                  -                 -                  -
                                                            ----------       ------------        ----------      -------------
Change in net assets from capital share transactions                67       $      1,001                 -                  -
                                                            ==========       ============        ==========      =============

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

Note 7: Capital Share Transactions (continued)



                                                                         Mentor Income and Growth Portfolio
                                                         ------------------------------------------------------------------
                                                                   Six Months                            Year
                                                                  Ended 3/31/98                     Ended 9/30/97
                                                         -------------------------------   --------------------------------
                                                             Shares          Dollars           Shares           Dollars
                                                         -------------   ---------------   -------------   ----------------
Class A:
Shares sold                                                1,551,636      $ 29,989,933       1,945,245      $  37,552,063
Shares issued upon reinvestment of distributions             306,756         5,887,059         179,904          3,303,336
Shares redeemed                                             (443,613)       (8,563,507)       (305,497)        (5,925,176)
                                                           ---------      ------------       ---------      -------------
Change in net assets from capital share transactions       1,414,779      $ 27,313,485       1,819,652      $  34,930,223
                                                           =========      ============       =========      =============
Class B:
Shares sold                                                1,607,077      $ 31,097,571       1,913,241      $  36,687,335
Shares issued upon reinvestment of distributions             490,174         9,389,433         450,665          8,192,160
Shares redeemed                                             (432,392)       (8,363,284)       (596,371)       (11,526,154)
                                                           ---------      ------------       ---------      -------------
Change in net assets from capital share transactions       1,664,859      $ 32,123,720       1,767,535      $  33,353,341
                                                           =========      ============       =========      =============
Class Y: (a)
Shares sold                                                       54      $      1,002               -                  -
Shares issued upon reinvestment of distributions                   -                 -               -                  -
Shares redeemed                                                    -                 -               -                  -
                                                           ---------      ------------       ---------      -------------
Change in net assets from capital share transactions              54      $      1,002               -                  -
                                                           =========      ============       =========      =============


                                                                         Mentor Municipal Income Portfolio
                                                         -----------------------------------------------------------------
                                                                   Six Months                           Year
                                                                  Ended 3/31/98                     Ended 9/30/97
                                                         -------------------------------   -------------------------------
                                                             Shares          Dollars           Shares          Dollars
                                                         -------------   ---------------   -------------   ---------------
Class A
Shares sold                                                  891,254      $ 13,930,563         901,683      $ 13,789,961
Shares issued upon reinvestment of distributions              37,636           589,566          41,778           635,539
Shares redeemed                                             (157,969)       (2,462,941)       (214,874)       (3,272,170)
                                                            --------      ------------        --------      ------------
Change in net assets from capital share transactions         770,921      $ 12,057,188         728,587      $ 11,153,330
                                                            ========      ============        ========      ============
Class B:
Shares sold                                                  626,506      $  9,824,135         782,655      $ 11,948,057
Shares issued upon reinvestment of distributions              45,214           707,228          83,433         1,268,808
Shares redeemed                                             (199,088)       (3,114,005)       (478,013)       (7,288,249)
                                                            --------      ------------        --------      ------------
Change in net assets from capital share transactions         472,632      $  7,417,358         388,075      $  5,928,616
                                                            ========      ============        ========      ============
Class Y: (a)
Shares sold                                                       64      $      1,000               -                 -
Shares issued upon reinvestment of distributions                   -                 -               -                 -
Shares redeemed                                                    -                 -               -                 -
                                                            --------      ------------        --------      ------------
Change in net assets from capital share transactions              64      $      1,000               -                 -
                                                            ========      ============        ========      ============

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

Note 7: Capital Share Transactions (continued)



                                                                           Mentor Quality Income Portfolio
                                                         --------------------------------------------------------------------
                                                                    Six Months                            Year
                                                                  Ended 3/31/98                       Ended 9/30/97
                                                         --------------------------------   ---------------------------------
                                                             Shares           Dollars            Shares           Dollars
                                                         -------------   ----------------   ---------------   ---------------
Class A:
Shares sold                                                2,219,561       $ 29,373,425         2,838,801      $  37,052,906
Shares issued upon reinvestment of distributions              89,934          1,107,080            91,837          1,196,422
Shares redeemed                                             (504,377)        (6,662,826)         (529,521)        (6,928,329)
                                                           ---------       ------------         ---------      -------------
Change in net assets from capital share transactions       1,805,118       $ 23,817,679         2,401,117      $  31,320,999
                                                           =========       ============         =========      =============
Class B:
Shares sold                                                2,098,737       $ 27,755,791         2,058,671      $  26,889,217
Shares issued upon reinvestment of distributions             134,930          1,783,430           218,332          2,847,859
Shares redeemed                                             (621,756)        (8,214,958)       (1,089,318)       (14,250,845)
                                                           ---------       ------------        ----------      -------------
Change in net assets from capital share transactions       1,611,911       $ 21,324,263         1,187,685      $  15,486,231
                                                           =========       ============        ==========      =============
Class Y: (a)
Shares sold                                                       76       $      1,000                 -                  -
Shares issued upon reinvestment of distributions                   -                  -                 -                  -
Shares redeemed                                                    -                  -                 -                  -
                                                           ---------       ------------        ----------      -------------
Change in net assets from capital share transactions              76       $      1,000                 -                  -
                                                           =========       ============        ==========      =============


                                                                         Mentor Short-Duration Income Portfolio
                                                         -----------------------------------------------------------------------
                                                                     Six Months                              Year
                                                                   Ended 3/31/98                        Ended 9/30/97
                                                         ----------------------------------   ----------------------------------
                                                              Shares            Dollar             Shares            Dollar
                                                         ---------------   ----------------   ---------------   ----------------
Class A:
Shares sold                                                  3,937,877      $  49,587,366         2,047,670      $  25,768,187
Shares issued upon reinvestment of distributions                83,690          1,053,433            49,602            623,647
Shares redeemed                                             (1,556,524)       (19,574,787)         (505,078)        (6,351,983)
                                                            ----------      -------------         ---------      -------------
Change in net assets from capital share transactions         2,465,043      $  31,066,012         1,592,194      $  20,039,851
                                                            ==========      =============         =========      =============
Class B:
Shares sold                                                  2,171,475      $  27,339,426         1,121,483      $  14,121,033
Shares issued upon reinvestment of distributions                64,062            806,605            89,996          1,131,691
Shares redeemed                                               (529,910)        (6,671,082)       (1,027,042)       (12,921,363)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions         1,705,627      $  21,474,949           184,437      $   2,331,361
                                                            ==========      =============        ==========      =============
Class Y: (a)
Shares sold                                                         80      $       1,000                 -                  -
Shares issued upon reinvestment of distributions                     -                  -                 -                  -
Shares redeemed                                                      -                  -                 -                  -
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions                80      $       1,000                 -                  -
                                                            ==========      =============        ==========      =============

(a) For the period from November 19, 1997 (initial offering of Class Y Shares) to March 31, 1998.



Year 2000
The Portfolios receive services from a number of providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of computer software to distinguish the Year 2000 from the Year 1900. Mentor Advisors is taking steps that it

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolio's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.



Additional Information (unaudited)


Mentor Growth Portfolio:

Shareholders of the Portfolio considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 22, 1997. In addition, below each proposals are the results of that vote.

1. To elect the following Trustees:





                               Affirmative     Withheld


  Daniel J. Ludeman            27,544,542      171,023
  Troy A. Peery, Jr.           27,544,488      171,077
  Arnold H. Dreyfuss           27,564,520      151,045
  Thomas F. Keller             27,566,624      148,941
  Peter J. Quinn, Jr.          27,561,643      153,922
  Louis W. Moelchert, Jr.      27,569,404      146,161
  Arch T. Allen, III           27,569,936      145,629
  Weston E. Edwards            27,567,618      147,947
  Jerry R. Barrentine          27,571,709      143,856
  J. Garnett Nelson            27,573,524      142,041


2. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC to take effect upon the merger of Wheat First Butcher Singer, Inc., with First Union Corporation:



  Affirmative     27,235,755
  Against            180,309
  Abstain            299,501


3. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.:




  Affirmative     27,195,722
  Against            191,665
  Abstain            328,178


Mentor Perpetual Global Portfolio:
Shareholders of the Portfolio considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 22, 1997. In addition, below each proposals are the results of that vote.

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

1. To elect the following Trustees:





                               Affirmative     Withheld

  Daniel J. Ludeman            6,098,523        2,311
  Troy A. Peery, Jr.           6,036,156       64,678
  Arnold H. Dreyfuss           6,037,243       63,591
  Thomas F. Keller             6,048,524       52,310
  Peter J. Quinn, Jr.          6,048,794       52,040
  Louis W. Moelchert, Jr.      6,048,794       52,040
  Arch T. Allen, III           6,048,794       52,040
  Weston E. Edwards            6,048,794       52,040
  Jerry R. Barrentine          6,050,235       50,599
  J. Garnett Nelson            6,050,235       50,599


2. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC to take effect upon the merger of Wheat First Butcher Singer, Inc., with First Union Corporation:




  Affirmative     5,989,446
  Against            53,948
  Abstain            57,440


3. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.:




  Affirmative     5,975,753
  Against            64,034
  Abstain            61,047


Mentor Capital Growth Portfolio:

Shareholders of the Portfolio considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 22, 1997. In addition, below each proposals are the results of that vote.

1. To elect the following Trustees:





                               Affirmative     Withheld

  Daniel J. Ludeman            7,397,245       93,135
  Troy A. Peery, Jr.           7,395,588       94,792
  Arnold H. Dreyfuss           7,404,586       85,794
  Thomas F. Keller             7,404,873       85,507
  Peter J. Quinn, Jr.          7,407,129       83,251
  Louis W. Moelchert, Jr.      7,406,066       84,314
  Arch T. Allen, III           7,406,560       83,820
  Weston E. Edwards            7,406,560       83,820
  Jerry R. Barrentine          7,406,560       83,820
  J. Garnett Nelson            7,406,560       83,820

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

2. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC to take effect upon the merger of Wheat First Butcher Singer, Inc., with First Union Corporation:




  Affirmative     7,331,649
  Against            71,967
  Abstain            86,764


3. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.:




  Affirmative     7,297,369
  Against            72,886
  Abstain           120,125


Mentor Strategy Portfolio:

Shareholders of the Portfolio considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 22, 1997. In addition, below each proposals are the results of that vote.

1. To elect the following Trustees:





                               Affirmative     Withheld

  Daniel J. Ludeman            20,152,299      171,413
  Troy A. Peery, Jr.           20,152,236      171,476
  Arnold H. Dreyfuss           20,156,434      167,278
  Thomas F. Keller             20,159,264      164,448
  Peter J. Quinn, Jr.          20,157,621      166,091
  Louis W. Moelchert, Jr.      20,158,819      164,893
  Arch T. Allen, III           20,159,366      164,346
  Weston E. Edwards            20,159,233      164,479
  Jerry R. Barrentine          20,163,690      160,022
  J. Garnett Nelson            20,163,690      160,022


2. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC to take effect upon the merger of Wheat First Butcher Singer, Inc., with First Union Corporation:




  Affirmative     19,987,030
  Against            124,613
  Abstain            212,069


3. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.:




  Affirmative     19,973,828
  Against            140,299
  Abstain            209,585

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

Mentor Income and Growth Portfolio:

Shareholders of the Portfolio considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 22, 1997. In addition, below each proposals are the results of that vote.

1. To elect the following Trustees:





                               Affirmative     Withheld

  Daniel J. Ludeman            7,985,170       106,710
  Troy A. Peery, Jr.           7,986,482       105,398
  Arnold H. Dreyfuss           7,992,380        99,500
  Thomas F. Keller             7,992,184        99,696
  Peter J. Quinn, Jr.          7,992,380        99,500
  Louis W. Moelchert, Jr.      7,992,648        99,232
  Arch T. Allen, III           7,992,648        99,232
  Weston E. Edwards            7,992,648        99,232
  Jerry R. Barrentine          7,992,648        99,232
  J. Garnett Nelson            7,992,648        99,232


2. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC to take effect upon the merger of Wheat First Butcher Singer, Inc., with First Union Corporation:




  Affirmative     7,917,636
  Against            92,036
  Abstain            82,208


3. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.:




  Affirmative     7,934,503
  Against            67,845
  Abstain            89,532


4. To approve a new sub-advisory agreement with Wellington Management Company, LLP Van Kampen American Capital Management, Inc.:




  Affirmative     7,921,655
  Against            73,911
  Abstain            96,314


Mentor Municipal Income Portfolio:

Shareholders of the Portfolio considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 22, 1997. In addition, below each proposals are the results of that vote.

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

1. To elect the following Trustees:





                               Affirmative     Withheld

  Daniel J. Ludeman            4,647,367       11,903
  Troy A. Peery, Jr.           4,647,367       11,903
  Arnold H. Dreyfuss           4,647,943       11,327
  Thomas F. Keller             4,647,943       11,327
  Peter J. Quinn, Jr.          4,647,943       11,327
  Louis W. Moelchert, Jr.      4,647,943       11,327
  Arch T. Allen, III           4,647,943       11,327
  Weston E. Edwards            4,647,943       11,327
  Jerry R. Barrentine          4,647,943       11,327
  J. Garnett Nelson            4,647,943       11,327


2. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC to take effect upon the merger of Wheat First Butcher Singer, Inc., with First Union Corporation:




  Affirmative     4,586,630
  Against            11,033
  Abstain            61,607


3. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.:




  Affirmative     4,597,715
  Against            14,184
  Abstain            47,371

4. To approve a new sub-advisory agreement with Van Kampen American Capital Management, Inc.:




  Affirmative     4,599,957
  Against            16,575
  Abstain            42,738


Mentor Quality Income Portfolio:

Shareholders of the Portfolio considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 22, 1997. In addition, below each proposals are the results of that vote.

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

1. To elect the following Trustees:





                               Affirmative     Withheld

  Daniel J. Ludeman            10,228,357      236,339
  Troy A. Peery, Jr.           10,232,514      232,182
  Arnold H. Dreyfuss           10,236,054      228,642
  Thomas F. Keller             10,235,754      228,942
  Peter J. Quinn, Jr.          10,236,184      228,512
  Louis W. Moelchert, Jr.      10,236,700      227,996
  Arch T. Allen, III           10,236,700      227,996
  Weston E. Edwards            10,242,580      222,116
  Jerry R. Barrentine          10,245,717      218,979
  J. Garnett Nelson            10,245,717      218,979


2. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC to take effect upon the merger of Wheat First Butcher Singer, Inc., with First Union Corporation:




  Affirmative     10,053,860
  Against         139,703
  Abstain         271,133


3. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.:




  Affirmative     10,064,644
  Against         128,145
  Abstain         271,907


4. Proposal to amend fundamental investment restrictions of the Portfolio to permit it to borrow money to invest in additional securities.




  Affirmative          6,053,769
  Against                586,586
  Abstain                286,481
  Broker Non-vote      3,537,860


Mentor Short-Duration Income Portfolio:

Shareholders of the Portfolio considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 22, 1997. In addition, below each proposals are the results of that vote.

Mentor Funds
Notes to Financial Statements
(continued)
--------------------------------------------------------------------------------

1. To elect the following Trustees:





                               Affirmative     Withheld
[S]                           [C]             [C]
  Daniel J. Ludeman            5,233,538        1,899
  Troy A. Peery, Jr.           5,223,681       11,756
  Arnold H. Dreyfuss           5,223,681       11,756
  Thomas F. Keller             5,223,681       11,756
  Peter J. Quinn, Jr.          5,224,488       10,949
  Louis W. Moelchert, Jr.      5,224,488       10,949
  Arch T. Allen, III           5,224,488       10,949
  Weston E. Edwards            5,224,488       10,949
  Jerry R. Barrentine          5,224,488       10,949
  J. Garnett Nelson            5,224,488       10,949


2. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC to take effect upon the merger of Wheat First Butcher Singer, Inc., with First Union Corporation:




  Affirmative     5,164,387
  Against            22,153
  Abstain            48,897


3. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.:




  Affirmative     5,171,233
  Against            19,851
  Abstain            44,353

Mentor Funds
Shareholder Information
--------------------------------------------------------------------------------

Trustees

Daniel J. Ludeman, Trustee & Chairman
           Chairman and Chief Executive Officer
           Mentor Investment Group, LLC


Arch T. Allen III, Trustee
           Attorney at Law
           Allen & Moore, LLP


Jerry R. Barrentine, Trustee
           President
           J.R. Barrentine & Associates


Arnold H. Dreyfuss, Trustee
           Former Chairman & Chief Executive Officer
           Hamilton Beach/Proctor-Silex, Inc.


Weston E. Edwards, Trustee
           President
           Weston Edwards & Associates


Thomas F. Keller, Trustee
           Former Dean, Fuqua School of Business
           Duke University


Louis W. Moelchert, Jr., Trustee
           Vice President for Business & Finance
           University of Richmond


J. Garnett Nelson, Trustee
           Consultant
           Mid-Atlantic Holdings, LLC


Troy A. Peery, Jr., Trustee
           President
           Heilig-Meyers Company


Peter J. Quinn, Jr., Trustee
           Managing Director
           Mentor Investment Group, LLC

Officers

Paul F. Costello, President
           Managing Director
           Mentor Investment Group, LLC


Terry L. Perkins, Treasurer
           Senior Vice President
           Mentor Investment Group, LLC


Geoffrey B. Sale, Secretary
           Associate Vice President
           Mentor Investment Group, LLC


Michael A. Wade, Assistant Treasurer
           Vice President
           Mentor Investment Group, LLC






This report is authorized for distribution to prospective investors only when preceded or accompanied by a Mentor Funds prospectus, which contains complete information about fees, sales charges and expenses. Please read it carefully before you invest or send money.

                         [MENTOR INVESTMENT GROUP LOGO]




                                Riverfront Plaza
                              901 East Byrd Street
                            Richmond, Virginia 23219
                                 (800) 382-0016





1998 Mentor Distributors, LLC

                                   ----------
                                    Bulk Rate
                                  U.S. Postage
                                      PAID
                               Richmond, Virginia
                                 Permit No. 1209
                                   ----------


     SECURITIES: NOT FDIC-INSURED/NOT BANK-GUARANTEED MAY LOSE VALUE